                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018
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                                 SMITH BARNEY
                               INVESTMENT SERIES
                                  PROSPECTUS
--------------------------------------------------------------------------------

                               FEBRUARY 27, 2004

                        Smith Barney Premier Selections
                            All Cap Growth Portfolio
                     Smith Barney Large Cap Core Portfolio
                    Smith Barney Growth and Income Portfolio
                            SB Government Portfolio

                    Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

                    The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

   INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE
                                     VALUE

Contents

              Investments, risks and performance
              ----------------------------------------------------
                Smith Barney Premier Selections All Cap Growth
                  Portfolio                                     1
              ----------------------------------------------------
                Smith Barney Large Cap Core Portfolio           6
              ----------------------------------------------------
                Smith Barney Growth and Income Portfolio        9
              ----------------------------------------------------
                SB Government Portfolio                        12
              ----------------------------------------------------

              More on the Portfolios' Investments              15
              ----------------------------------------------------

              Management                                       17
              ----------------------------------------------------

              Share Transactions                               19
              ----------------------------------------------------

              Distributions, Dividends and Taxes               20
              ----------------------------------------------------

              Share Price                                      21
              ----------------------------------------------------

              Financial Highlights                             22
              ----------------------------------------------------



 SMITH BARNEY INVESTMENT SERIES

Smith Barney Premier Selections All Cap Growth Portfolio

Investments, risks and performance

The Smith Barney Premier Selections All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment objective

Long-term capital growth.

Key investments

Large Cap Growth segment This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Mid Cap Growth segment This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Small Cap Growth segment This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

All segments

Foreign investments The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

Selection process The fund's strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap
Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund's assets. The amount to be invested by the fund in any particular security will be determined by Smith Barney Fund Management LLC, the fund's manager, based on the recommendation of the segment managers.

In order to maintain approximately the target allocations of the fund's assets among the three segments, the manager will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate

.. Rebalance the allocation of securities in the fund's portfolio at any time the percentage of the fund's portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or
(2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the manager will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager emphasizes individual security selection while diversifying this segment of the fund's investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the segment manager attempts to identify the best values available among the growth companies identified.


 SMITH BARNEY INVESTMENT SERIES

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

.. Favorable earnings prospects

.. Technological innovation

.. Industry dominance

.. Competitive products and services

.. Global scope

.. Long term operating history

.. Consistent and sustainable long-term growth in dividends and earnings per share

.. Strong cash flow

.. High return on equity

.. Strong financial condition

.. Experienced and effective management

Mid Cap Growth segment The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual "growth" stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment's size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification. In selecting individual companies for investment, the segment manager considers:

.. Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

.. Increasing profits and sales

.. Competitive advantages that could be more fully exploited by a company

.. Skilled management committed to long-term growth

.. Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The segment manager's valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the segment manager considers:

.. Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity

.. Innovative companies at the cutting edge of positive and dynamic demographic and economic trends

.. Products and services that give a company a competitive advantage

.. Skilled management committed to long-term growth

.. Potential for a long-term investment by this segment of the fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small growth companies believed to be financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally, or stocks perform poorly relative to other types of investments

.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

.. Large cap stocks fall out of favor with investors

.. The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

.. Mid or small cap stocks fall out of favor with investors. Because 30% of the fund's assets are invested primarily in mid cap companies and 30% of the fund's assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks

 SMITH BARNEY INVESTMENT SERIES

.. Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth

.. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of a broad segment of the stock market

.. Are seeking diversification

.. Are looking for an investment with potentially greater return but higher risk than fixed income investments

.. Are willing to accept the risks of the stock market

.. Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies

.. Are seeking to participate in the long-term potential of small cap growth companies and

.. Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

 SMITH BARNEY INVESTMENT SERIES

Performance information
--------------------------------------------------------------------------------


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the fund in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart and Average Annual Total Returns Table includes the performance of the fund both before and after this change in investment policies. The fund's past performance is not necessarily an indication of how the fund will perform in the future and there can be no assurance that the fund's performance investing in all three segments will be similar to its performance from investing solely in medium sized companies.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 18.11% in 4th Quarter 2001
Lowest: (20.75)% in 3rd Quarter 2001

    [CHART]

Calendar Year Total Returns

 2000      2001      2002     2003
------   --------  --------  ------
17.88%   (14.16)%  (26.79)%  34.28%

Calendar years ended December 31


            Average Annual Total Returns (for periods ended 12/31/03)
            -------------------------------------------------------------------
                                                            Since     Inception
                                             1 Year     Inception          Date
            -------------------------------------------------------------------
            Fund                             34.28%         4.10%      09/15/99
            -------------------------------------------------------------------
            S&P MidCap 400 Index(1)          35.62%        10.01%             *
            -------------------------------------------------------------------
            Russell 1000 Growth Index(2)     29.75%       (7.91)%             *
            -------------------------------------------------------------------
            Russell 2000 Growth Index(3)     48.54%       (0.94)%             *
            -------------------------------------------------------------------

(1)The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
* Index comparison begins on 09/15/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

 SMITH BARNEY INVESTMENT SERIES

Fee table
--------------------------------------------------------------------------------


This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

                Shareholder fees
                (fees paid directly from your investment)  None
                -----------------------------------------------

                Annual fund operating expenses
                (expenses deducted from fund assets)
                -----------------------------------------------
                Management fee                            0.75%
                -----------------------------------------------
                Distribution and service (12b-1) fees      None
                -----------------------------------------------
                Other expenses                            0.15%
                -----------------------------------------------
                Total annual fund operating expenses*     0.90%
                -----------------------------------------------

* Because of a voluntary expense limitation, total ordinary operating expenses will not exceed 0.95%. This expense limitation may be modified or terminated at any time .

Example
--------------------------------------------------------------------------------


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

..You invest $10,000 in the fund for the period shown
..Your investment has a 5% return each year
..The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

      Number of years you own your shares 1 year 3 years 5 years 10 years
      -------------------------------------------------------------------
                                           $92    $287    $498    $1,108
      -------------------------------------------------------------------

 SMITH BARNEY INVESTMENT SERIES

Smith Barney Large Cap Core Portfolio

Investment objective

The fund seeks capital appreciation.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity market are considered large cap issuers.
Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. At December 31, 2003, issuers within the top 1000 stocks had market capitalizations of at least $697,750,000. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.

How the manager selects the fund's investments

The manager uses a "bottom-up" strategy, primarily focusing on individual security selection, with less emphasis on industry and sector allocation. The manager selects investments for their capital appreciation potential; any ordinary income is incidental. In selecting individual companies for investment, the manager looks for companies thought to have:

.. Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

.. Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued

.. Increasing profits and sales

.. Competitive advantages that could be more fully exploited

.. Skilled management that is committed to long-term growth

.. Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth potential, and then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Stock prices decline generally, or stocks perform poorly relative to other types of investments

.. Large capitalization companies fall out of favor with investors

.. The manager's judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect

.. Portfolio companies do not meet earning expectations or other events depress the value of those companies' stocks

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are an aggressive investor seeking to participate in the long term growth potential of the stock market and

.. Are willing to accept the risks of investing in common stocks

 SMITH BARNEY INVESTMENT SERIES

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the fund in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 12.66% in 2nd Quarter 2003
Lowest: (16.66)% in 3rd Quarter 2002
      [CHART]

Calendar Year Total Returns

  2000      2001        2002     2003
-------   --------    --------  ------
(5.18)%   (14.53)%    (25.99)%  23.46%

Calendar years ended December 31


Average Annual Total Returns (for the periods ended 12/31/03)
------------------------------------------------------------------------------------
                                                                  Since   Inception
                                    1 Year                    Inception        Date
------------------------------------------------------------------------------------
Fund                                23.46%                        (2.96)%  09/15/99
------------------------------------------------------------------------------------
S&P 500 Index(1)                    28.67%                        (2.47)%        (2)
------------------------------------------------------------------------------------

(1)The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)Index comparison begins on 09/15/99.

 SMITH BARNEY INVESTMENT SERIES

Fee table
--------------------------------------------------------------------------------

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

                Shareholder fees
                (fees paid directly from your investment)  None
                -----------------------------------------------

                Annual fund operating expenses
                (expenses deducted from fund assets)
                -----------------------------------------------
                  Management fee                          0.75%
                -----------------------------------------------
                  Distribution and service (12b-1) fees    None
                -----------------------------------------------
                  Other expenses                          0.16%
                -----------------------------------------------
                  Total annual fund operating expenses    0.91%
                -----------------------------------------------

* Because of a voluntary expense limitation, total ordinary operating expenses will not exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example
--------------------------------------------------------------------------------

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

..You invest $10,000 in the fund for the period shown
..Your investment has a 5% return each year
..The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares 1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
                                     $93    $290    $504    $1,120
-------------------------------------------------------------------

 SMITH BARNEY INVESTMENT SERIES

Smith Barney Growth and Income Portfolio

Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

How the manager selects the fund's investments

The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Stock prices decline generally, or stocks perform poorly relative to other types of investments

.. Large capitalization companies fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of the U.S.
  stock market and

.. Are willing to accept the risks of the stock market

 SMITH BARNEY INVESTMENT SERIES

Performance information
--------------------------------------------------------------------------------


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the fund in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 17.54% in 2nd Quarter 2003
Lowest: (17.61)% in 3rd Quarter 2002

        [CHART]

Calendar Year Total Returns

 2000       2001        2002     2003
-------   ---------  ---------  ------
(7.00)%   (10.81)%    (22.14)%  30.17%

Calendar years ended December 31



Average Annual Total Returns (for periods ended 12/31/03)
--------------------------------------------------------------------------------
                                                              Since   Inception
                                  1 Year                  Inception        Date
--------------------------------------------------------------------------------
Fund                               30.17%                     (2.09)%  09/15/99
--------------------------------------------------------------------------------
S&P 500 Index(1)                   28.67%                     (2.47)%        (2)
--------------------------------------------------------------------------------

(1)The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)Index comparison begins on 09/15/99.

 SMITH BARNEY INVESTMENT SERIES

Fee table
--------------------------------------------------------------------------------

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

                Shareholder fees
                (fees paid directly from your investment)  None
                -----------------------------------------------

                Annual fund operating expenses
                (expenses deducted from fund assets)
                -----------------------------------------------
                  Management fee                          0.75%
                -----------------------------------------------
                  Distribution and service (12b-1) fees    None
                -----------------------------------------------
                  Other expenses                          0.12%
                -----------------------------------------------
                  Total annual fund operating expenses*   0.87%
                -----------------------------------------------

*Because of a voluntary expense limitation, total ordinary operating expenses will not exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example
--------------------------------------------------------------------------------

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

..You invest $10,000 in the fund for the period shown
..Your investment has a 5% return each year
..The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

      Number of years you own your shares 1 year 3 years 5 years 10 years
      -------------------------------------------------------------------
                                           $89    $278    $482    $1,073
      -------------------------------------------------------------------

 SMITH BARNEY INVESTMENT SERIES

SB Government Portfolio

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.

The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund's investments

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

.. Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

.. Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information

.. Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio

.. Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities

.. Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities

.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

.. Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund's portfolio

.. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of issuers

.. The fund is permitted to invest in securities of any maturity. Because short-term rates tend to be lower than long-term rates, the fund's income may be lower to the extent it invests in shorter-term securities

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are seeking income consistent with preservation of capital and

.. Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities

 SMITH BARNEY INVESTMENT SERIES

Performance information
--------------------------------------------------------------------------------


The following shows summary performance information for the Smith Barney Class A shares of the fund in a bar chart and an Average Annual Total Returns Table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the Smith Barney Class A shares of the fund in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. The fund's past performance is not necessarily an indication of how the fund will perform in the future. All outstanding shares of the fund were renamed Smith Barney
Class A shares on May 12, 2003. The fund offers another class of shares, but only Smith Barney Class A shares are offered through this prospectus.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 18.11% in 4th Quarter 2001
Lowest: (20.75)% in 3rd Quarter 2001

      [CHART]

Calendar Year Total Returns -- Smith Barney Class A

      2000     2001      2002    2003
     ------   ------   -------  ------
     14.06%   5.87%     7.92%    0.72%

     Calendar years ended December 31



Average Annual Total Returns (for periods ended 12/31/03)
-------------------------------------------------------------------
                                                    Since Inception
                                         1 Year Inception      Date
-------------------------------------------------------------------
Smith Barney Class A                      0.72%     6.34%  09/15/99
-------------------------------------------------------------------
Lehman Brothers Government Bond Index(1)  2.36%     7.82%       (2)
-------------------------------------------------------------------

(1)The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)Index comparison begins on 09/30/99.


 SMITH BARNEY INVESTMENT SERIES

Fee table
--------------------------------------------------------------------------------
This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

                Shareholder fees
                (fees paid directly from your investment)  None
                -----------------------------------------------

                Annual fund operating expenses
                (expenses deducted from fund assets)
                -----------------------------------------------
                Management fee                            0.60%
                -----------------------------------------------
                Distribution and service (12b-1) fees      None
                -----------------------------------------------
                Other expenses                            0.08%
                -----------------------------------------------
                Total annual fund operating expenses*     0.68%
                -----------------------------------------------

* Because of a voluntary expense limitation, total ordinary operating expenses will not exceed 0.80%. This expense limitation may be modified or terminated at any time.

Example
--------------------------------------------------------------------------------


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

..You invest $10,000 in the fund for the period shown
..Your investment has a 5% return each year
..The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

      Number of years you own your shares 1 year 3 years 5 years 10 years
      -------------------------------------------------------------------
                                           $69    $218    $379     $847
      -------------------------------------------------------------------

 SMITH BARNEY INVESTMENT SERIES

More on the Portfolios' Investments

Equity securities
ALL PORTFOLIOS EXCEPT SB GOVERNMENT PORTFOLIO

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Securities of foreign issuers
ALL PORTFOLIOS EXCEPT SB GOVERNMENT PORTFOLIO

Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Portfolio may invest up to 20% of their assets, and Smith Barney Premier Selections All Cap Growth Portfolio up to 25% of its assets, in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since each fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Fifteen European countries participate in the European Economic and Monetary Union and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the European Economic and Monetary Union in the face of changing economic conditions. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions
ALL PORTFOLIOS

The funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates

.. As a substitute for buying or selling securities

.. As a cash flow management technique

.. To enhance a fund's return

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls
SB GOVERNMENT PORTFOLIO

The fund may engage in mortgage dollar roll transactions where the fund sells a U.S. agency mortgage-backed security that it holds to a financial institution such as a bank or broker-dealer and simultaneously agrees to purchase, at a later date, another U.S. agency mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages, at an agreed upon price, which is typically lower than the sale price. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the manager's ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date for the purchase, the mortgage securities decline in value due to market conditions or prepayments on the underlying mortgages.

Short sales
ALL PORTFOLIOS EXCEPT SB GOVERNMENT PORTFOLIO

The funds may engage in short sales. Losses from short sales may be unlimited.

Interest rate risk
SB GOVERNMENT PORTFOLIO

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.

 SMITH BARNEY INVESTMENT SERIES

Portfolio turnover
ALL PORTFOLIOS

Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund's performance. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

Short-term and defensive investments
ALL PORTFOLIOS

While each fund intends to be substantially fully invested in equity securities (or with respect to the SB Government Portfolio, U.S. government debt securities), each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, each of the funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions
ALL PORTFOLIOS EXCEPT SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

Each fund, except Smith Barney Premier Selections All Cap Growth Portfolio, will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/policies
ALL PORTFOLIOS

Each fund's goal and investment policies generally may be changed by the trustees without shareholder approval.

Each of the Large Cap Core and Government Portfolios has a policy to invest at least 80% of its net assets in certain securities and related investments suggested by the fund's name. As to each of these funds, the policy may be changed with at least 60 days' prior notice to shareholders.

Master/feeder option

Each of the funds may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of such a fund will be given at least 30 days' prior notice of any such investment.

The funds may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent a fund from achieving its goals, which are not described here.

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Management

The funds' manager, Smith Barney Fund Management LLC, is a subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. The manager's address is 399 Park Avenue, New York, New York 10022.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by a fund.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated below. The table also shows the business experience of each portfolio manager.

Fund                                    Portfolio Manager(s) Since Past 5 Years' Business Experience
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Alan Blake          2001  investment officer of the manager and managing director of
 Growth -- Large Cap Growth Segment                                Citigroup Global Markets
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Larry Weissman      1999  investment officer of the manager and managing director of
 Growth -- Mid Cap Growth Segment                                  Citigroup Global Markets
 and Smith Barney Large Cap Core
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Timothy Woods, CFA  2001  investment officer of the manager and managing director of
 Growth -- Small Cap Growth Segment                                Citigroup Global Markets since 1999; prior to 1999, principal and portfolio manager of Banker''s Trust
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income           Michael Kagan       2000  investment officer of the manager and managing director of
                                                                   Citigroup Global Market
                                         Kevin Caliendo      2003  investment officer of the manager and managing director of
                                                                   Citigroup Global Market since 2002; prior to 2002, analyst and portfolio manager of SAC Capital Advisors, LLC
--------------------------------------------------------------------------------------------------------------------------------
SB Government                            Roger Lavan         2002  investment officer of the manager and managing director of
                                                                   Salomon Brothers Asset Management Inc
--------------------------------------------------------------------------------------------------------------------------------
                                         Francis Mustaro     2002  investment officer of the manager and director of Citibank,
                                                                   N.A.
--------------------------------------------------------------------------------------------------------------------------------

Management fees
For its services, the manager receives a fee equal on an annual basis to 0.75% of the average daily net assets of each of Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Portfolio and 0.60% of the average daily net assets of SB Government Portfolio.

Recent developments
During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the funds' investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the funds' current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the funds and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also

 SMITH BARNEY INVESTMENT SERIES
conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Citigroup Trust Bank, fsb, an affiliate of the manager, serves as the funds' transfer agent and PFPC Inc. serves as the funds' sub-transfer agent.

 SMITH BARNEY INVESTMENT SERIES

Share Transactions

Availability of shares

Individuals may not purchase shares directly from the funds. You should read the prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the funds.

Each fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in all the funds described in this prospectus. Shares of the funds are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in a fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more funds and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the funds' shareholders. Each fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. Each fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

.. the New York Stock Exchange is closed;

.. trading on the New York Stock Exchange is restricted;

.. an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

.. as permitted by SEC order in extraordinary circumstances.

Excessive exchange transactions

Excessive trading of fund shares can harm a fund and its shareholders. However, each fund's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and a fund generally has little or no access to the records of individual contract holders. The funds are dependent on the ability of the insurance company sponsors of these separate accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in a fund's shares will not occur.

 SMITH BARNEY INVESTMENT SERIES

Distributions, Dividends and Taxes

Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by a fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

--------------------------------------------------------------------------------

                                   Income       Capital Distributions
                                 Dividend          Gain        Mostly
Fund                        Distributions Distributions          From
---------------------------------------------------------------------
Smith Barney Premier
 Selections All Cap Growth       Annually      Annually Capital Gain
---------------------------------------------------------------------
Smith Barney Large Cap Core      Annually      Annually Capital Gain
---------------------------------------------------------------------
Smith Barney Growth and
 Income                          Annually      Annually         Both
---------------------------------------------------------------------
SB Government                    Annually      Annually       Income
---------------------------------------------------------------------

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

 SMITH BARNEY INVESTMENT SERIES

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. The price of each fund's shares is based on its net asset value. Each fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Each fund, with the exception of the Government Portfolio, may invest in securities issued by foreign issuers; such securities may trade on weekends or other days on which a fund does not price its shares and thus the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

Each fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

 SMITH BARNEY INVESTMENT SERIES

                                                           Financial Highlights


        The financial highlights tables are intended to help you understand the performance of each fund since inception. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2003, 2002, 2001 and 2000 has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements are included in the annual report (available upon request). The information in the following tables for the fiscal year ended
               October 31, 1999 has been audited by other independent auditors.

 SMITH BARNEY INVESTMENT SERIES

For a share of beneficial interest outstanding throughout the year (except as noted) ended October 31:

Smith Barney Premier Selections All Cap Growth Portfolio

------------------------------------------------------------------------------------
                                            2003     2002     2001   2000(1) 1999(2)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $8.96   $10.73   $14.48  $10.11  $10.00
------------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income (loss)(3)           (0.01)   (0.03)     0.02    0.09    0.01
  Net realized and unrealized gain (loss)     2.50   (1.73)   (3.69)    4.30    0.10
------------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.49   (1.76)   (3.67)    4.39    0.11
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --   (0.01)   (0.04)  (0.02)      --
  Net realized gains                            --       --   (0.04)      --      --
------------------------------------------------------------------------------------
Total Distributions                             --   (0.01)   (0.08)  (0.02)      --
------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.45    $8.96   $10.73  $14.48  $10.11
------------------------------------------------------------------------------------
Total Return(4)                             27.79% (16.44)% (25.45)%  43.43% 1.10%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $34,884  $28,628  $34,384 $21,419  $3,032
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                             0.90%    0.95%    0.95%   0.95%  0.95%+
  Net investment income (loss)              (0.08)   (0.25)     0.16    0.72   1.00+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        66%      58%     116%     58%      8%
------------------------------------------------------------------------------------

Smith Barney Large Cap Core Portfolio
------------------------------------------------------------------------------------
                                            2003     2002     2001   2000(1) 1999(2)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $7.24    $8.96   $12.14  $10.51  $10.00
------------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income(6)                    0.03     0.02     0.04    0.05    0.01
  Net realized and unrealized gain (loss)     1.09   (1.72)   (3.19)    1.59    0.50
------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.12   (1.70)   (3.15)    1.64    0.51
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.03)   (0.02)   (0.03)  (0.01)      --
------------------------------------------------------------------------------------
Total Distributions                         (0.03)   (0.02)   (0.03)  (0.01)      --
------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.33    $7.24    $8.96  $12.14  $10.51
------------------------------------------------------------------------------------
Total Return(4)                             15.47% (18.94)% (26.03)%  15.61% 5.10%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $73,717  $61,139  $67,093 $49,630  $5,274
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)(6)                             0.91%    0.93%    0.93%   0.95%  0.95%+
  Net investment income                       0.47     0.24     0.42    0.42   0.67+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        77%      45%      26%     30%      6%
------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

(3)For the Smith Barney Premier Selections All Cap Growth Portfolio, the Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $45,159, $30,419 and $13,182 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                               Expense Ratios
                                          Net Investment Income (Loss)    Without Fee Waivers and/or
                                          Per Share (Increases) Decreases  Expense Reimbursements
                                          ------------------------------- ------------------------
                                           2002     2001    2000   1999   2002    2001  2000   1999
                                           -------   -----  -----  -----  -----   ----- ----- ------
   Smith Barney Premier Selections All
    Cap Growth Portfolio                  $(0.02)   $0.02   $0.15  $0.05  1.11%   1.08% 2.14% 5.35%+

(4)Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In absence of fee waivers and/or expense reimbursements, total returns would have been reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(5)As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.

(6)For the Smith Barney Large Cap Core Portfolio, the Manager waived all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                      Expense Ratios
                                Net Investment Income Without Fee Waivers and/or
                                Per Share Decreases   Expense Reimbursements
                                --------------------- --------------------------
                                2000       1999       2000          1999
                                -----      -----      -----        ------
   Smith Barney Large Cap
    Core Portfolio              $0.07      $0.05      1.55%        5.00%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

 SMITH BARNEY INVESTMENT SERIES

For a share of beneficial interest outstanding throughout the year (except as noted) ended October 31:

Smith Barney Growth and Income Portfolio

------------------------------------------------------------------------------------------

                                                2003    2002(1)    2001    2000(1) 1999(2)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $   6.95 $    8.15 $   10.77  $10.10  $10.00
------------------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income(3)                        0.05      0.02      0.05    0.16    0.01
  Net realized and unrealized gain (loss)         1.48    (1.20)    (2.58)    0.53    0.09
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.53    (1.18)    (2.53)    0.69    0.10
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.04)    (0.02)    (0.05)  (0.02)      --
  Net realized gains                                --        --    (0.04)      --      --
------------------------------------------------------------------------------------------
Total Distributions                             (0.04)    (0.02)    (0.09)  (0.02)      --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $8.44     $6.95 $    8.15  $10.77  $10.10
------------------------------------------------------------------------------------------
Total Return(4)                                 22.09%  (14.47)%  (23.63)%   6.86% 1.00%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 54,334 $  36,730 $  31,576 $18,089  $3,045
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                                 0.87%     0.95%     0.95%   0.95%  0.95%+
  Net investment income                          0.68%      0.40      0.53    1.54   0.69+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            65%       48%       68%     72%      1%
------------------------------------------------------------------------------------------

SB Government Portfolio

------------------------------------------------------------------------------------------

                                                2003    2002(1)    2001    2000(1) 1999(2)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $  11.74 $   11.44 $   10.62  $10.13  $10.00
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(6)(8)                     0.33      0.35      0.52    0.53    0.05
  Net realized and unrealized gain (loss)(8)    (0.23)      0.13      0.87    0.12    0.08
------------------------------------------------------------------------------------------
Total Income From Operations                      0.10      0.48      1.39    0.65    0.13
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.16)    (0.11)    (0.57)  (0.16)      --
  Net realized gains                                --    (0.07)        --      --      --
------------------------------------------------------------------------------------------
Total Distributions                             (0.16)    (0.18)    (0.57)  (0.16)      --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.68 $   11.74 $   11.44  $10.62  $10.13
------------------------------------------------------------------------------------------
Total Return(4)                                  0.87%     4.20%    13.56%   6.55% 1.30%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $127,378 $  84,104 $  13,410  $4,996  $5,066
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Interest expense                                  --     0.03%        --      --      --
  Operating expense                               0.68      0.77     0.80%   0.80%  0.80%+
  Total expense(6)(8)                             0.68      0.80      0.80    0.80   0.80+
  Net investment income(7)                        2.91      3.17      4.47    5.19   4.36+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           83%*      145%       90%      0%      0%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

(3)For the Smith Barney Growth and Income Portfolio, the Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $61,498, $21,016 and $12,636 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                        Expense Ratios Without Fee Waivers and/or Expense
                              Net Investment Income Per Share Decreases      Reimbursements
                              ----------------------------------------- -------------------------------------------------
                              2002       2001       2000      1999      2002         2001        2000         1999
                              -----      -----      -----     -----     -----        -----       -----       ------
    Smith Barney Growth and
    Income Portfolio          $0.01      $0.02      $0.12     $0.05     1.09%        1.18%       2.05%       5.22%+

 SMITH BARNEY INVESTMENT SERIES

(4)Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

(5)As a result of voluntary expense limitation, the expense ratio will not exceed 0.95%.

(6)For the SB Government Portfolio, the Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                       Expense Ratios Without Fee Waivers and/or Expense
                             Net Investment Income Per Share Decreases      Reimbursements
                             ----------------------------------------- -------------------------------------------------
                             2002       2001       2000      1999      2002         2001        2000         1999
                             -----      -----      -----     -----     -----        -----       -----       ------
    SB Government Portfolio  $0.02      $0.06      $0.13     $0.04     1.00%        1.30%       2.06%       3.73%+

(7)As required, effective November 1, 2001, the SB Government Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Without adoption of changes in the accounting method for the SB Government Portfolio, for the year ended October 31, 2002, those amounts would have been $0.36, $0.12 and 3.32% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(8)As a result of voluntary expense limitation, the expense ratio will not exceed 0.80%.

 *Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 429%.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

 SMITH BARNEY INVESTMENT SERIES

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Profesionally Managed./SM/

Smith Barney Investment Series

Smith Barney Premier Selections All Cap Smith Barney Growth and Income Portfolio
Growth Portfolio
                                        SB Government Portfolio
Smith Barney Large Cap Core Portfolio

Additional Information About the Portfolios

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-05018)

L-18420       2/04

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                                  PROSPECTUS



            -------------------------------------------------------

                                 SMITH BARNEY
                              INTERNATIONAL FUND

            -------------------------------------------------------

      Class A, B, L, Y and 1 Shares
      February 27, 2004



      The Securities and Exchange Commission has not approved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney International Fund

  Contents

     Investments, risks and performance...............................  2

     More on the fund's investments...................................  9

     Management....................................................... 10

     Choosing a class of shares to buy................................ 12

     Comparing the fund's classes..................................... 14

     Sales charges.................................................... 15

     More about deferred sales charges................................ 18

     Buying shares.................................................... 19

     Exchanging shares................................................ 20

     Redeeming shares................................................. 22

     Other things to know about share transactions.................... 24

     Dividends, distributions and taxes............................... 26

     Share price...................................................... 27

     Financial highlights............................................. 28


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Principal investment strategies
Key investments The fund invests primarily in the common stocks of foreign companies that the fund's manager believes have above-average prospects for growth. Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least three foreign markets. The fund may invest up to 10% of its net assets (at the time of investment) in issuers located in or doing a substantial portion of their business in emerging markets. Under normal circumstances, the fund also invests primarily in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.

The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depositary receipts.

In addition to common stocks, the fund may also invest in other securities including rights to purchase common stocks, preferred stock or warrants, and also, to a limited extent, may purchase shares of other investment companies, including closed end investment companies, that invest in foreign securities.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

[_]  Settle transactions in securities quoted in foreign currencies
[_] Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies

Selection process The manager looks for the securities of well-established, large cap companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The manager uses


Smith Barney International Fund
fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The manager eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The manager then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The manager seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

Principal risks of investing in the fund
Investing in foreign companies may involve unique risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments
[_] Adverse governmental action or political, social, economic or market instability affects a foreign country or region
[_] The currency in which a security is priced declines in value relative to the U.S. dollar
[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect
[_]  Foreign withholding taxes reduce the fund's returns
[_] The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession

In addition, foreign investing involves the following risks:

[_] Many foreign countries the fund invests in have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable.
[_] In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.
[_] Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.


                                                      Smith Barney Mutual Funds

[_] Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.
[_] Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities.
[_] There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity, and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Fifteen European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund's ability to use currency exchange contracts successfully depends on a num-


Smith Barney International Fund
ber of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the manager to accurately predict the direction of changes in currency exchange rates.

See pages 9 and 10 for more information about the fund's investments and the risks of investing in the fund.

Who may want to invest The fund may be an appropriate investment if:

[_] You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of international investing, including the risks of investing in emerging markets
[_] You are prepared to accept significant fluctuations in share price and possible losses
[_]  You are not seeking current income and
[_]  Your investment horizon is longer term--typically at least five years


                                                      Smith Barney Mutual Funds

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                    Calendar Year Total Returns -- Class A

                                    [CHART]

 1996   1997    1998    1999      2000      2001      2002     2003
------  -----  ------  -------  --------  --------  --------  ------
17.59%  5.10%  22.47%  130.79%  (28.66)%  (39.00)%  (31.16)%  27.24%

                    Calendar years ended December 31


Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest: 77.26% in 4th Quarter 1999
Lowest: (26.00)% in 1st Quarter 2001


Smith Barney International Fund

 Average Annual Total Returns
 (for periods ended 12/31/03)

                                                       Since     Inception
                                     1 year 5 years  Inception     Date
      Class A Return Before Taxes    20.85%  (3.52)%      4.88%  03/17/95
      Class A Return After Taxes on
      Distributions(1)               20.85%  (3.59)%      4.84%  03/17/95
      Class A Return After Taxes on
      Distributions and Sale of Fund
      Shares(1)                      13.55%  (2.92)%      4.28%  03/17/95
      Class 1 Return Before Taxes    17.28%  (3.68)%      1.68%  08/08/96
      Class B Return Before Taxes    21.13%  (3.51)%      4.67%  03/17/95
      Class L Return Before Taxes(2) 28.13%    n/a      (23.64)% 09/13/00
      Class Y Return Before Taxes      n/a     n/a         n/a     (4)
      MSCI EAFE Index(3)             38.59%  (0.05)%      4.43%    (5)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class 1, Class B, Class L, and Class Y shares will vary.
(2) On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3) The MSCI EAFE Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore.) It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4) No Class Y shares were outstanding for the calendar year ended 12/31/03.
(5) Index comparison begins on 03/17/95. The total return of the MSCI EAFE Index since the inception of each of the Class L and 1 shares is (3.76)% and 3.24%, respectively.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your
investment)                        Class A Class B Class L Class Y Class 1
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%    None    None   None    8.50%
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                         None*   5.00%   1.00%   None     None

                        Annual fund operating expenses

(expenses deducted from fund assets)       Class A Class B Class L Class Y Class 1
Management fee+                             1.00%   1.00%   1.00%   1.00%   1.00%
Distribution and service (12b-1) fees       0.25%   1.00%   1.00%    None    None
Other expenses**                            1.96%   2.15%   0.41%   1.96%   1.45%
                                           ------   -----   -----   -----   -----
Total annual fund operating
expenses+                                   3.21%   4.15%   2.41%   2.96%   2.45%
+Because the fund's investment
 manager is voluntarily waiving its fee to
 0.85% and because of other voluntary
 waivers and reimbursements, actual
 total operating expenses are expected
 to be no greater than:                     2.50%   3.50%   2.26%   1.05%   2.25%

These fee waivers and reimbursements may be reduced or terminated at any time.
 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding during the fund's last fiscal year.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]  You invest $10,000 in the fund for the period shown
[_]  Your investment has a 5% return each year
[_]  You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney International Fund

                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)  $  808 $1,440  $2,094   $3,837
Class B (redemption at end of period) $  917 $1,561  $2,220   $4,134*
Class B (no redemption)               $  417 $1,261  $2,120   $4,134*
Class L (redemption at end of period) $  344 $  751  $1,285   $2,746
Class L (no redemption)               $  244 $  751  $1,285   $2,746
Class Y (with or without redemption)  $  299 $  915  $1,557   $3,280
Class 1 (with or without redemption)  $1,077 $1,549  $2,045   $3,399

* Assumes conversion to Class A shares approximately eight years after purchase.

  More on the fund's investments

Although the fund invests primarily in equity securities, it may, but is not required to, invest in other foreign securities including debt securities and convertible securities.

Debt securities Long-term debt securities must be investment grade when the fund purchases them meaning they must be rated Baa by Moody's or BBB by Standard & Poor's, or if unrated, of comparable quality in the manager's opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the manager will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded, or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the securities may be difficult to sell.

Convertible securities Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this prospectus shows the fund's historical portfolio turnover rate.


                                                      Smith Barney Mutual Funds

Cash management The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements, and reverse repurchase agreements for cash management purposes.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

The fund's goals and strategies may be changed without shareholder approval.

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The fund's subadviser is Citigroup Asset Management Ltd. The subadviser's address is Citigroup Centre, Canada Square, London, UK E145LB. The manager oversees the fund's operations. Subject to the oversight of the manager, the subadviser selects the fund's investments. The manager, the subadviser and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.


Smith Barney International Fund

A team of individuals employed by the subadviser manages the day-to-day operations of the fund.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 1.00% of the fund's average daily net assets.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services, also an affiliate of the manager, to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

Recent Developments During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.


                                                      Smith Barney Mutual Funds

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment as well as the amount of share class expenses.

[_] If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges.
[_] For Class B shares, all of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, but only if the fund performs well.
[_] Because there is no initial sales charge on Class L shares, all of your purchase amount (compared to Class A shares) will be immediately invested. In addition, Class L shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, Class B shares convert to Class A shares, and Class L shares do not.
[_] There are other variables in share class expenses. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class.


Smith Barney International Fund

You may buy shares from:

[_] A broker-dealer, financial intermediary or financial institution that has entered into an agreement with a fund distributor or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or certain Service Agents

New investors in the fund may only buy shares from a PFS Investments Inc. Registered Representative acting as Service Agent. All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
IRAs, Self Employed Retirement             $250       $15 million     $50
Plans, Uniform Gifts or Transfers to
Minor Accounts
Qualified Retirement Plans*                $25        $15 million     $25
Simple IRAs                                 $1            n/a         $1
Monthly Systematic Investment Plans        $25            n/a         $25
Quarterly Systematic Investment Plans      $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

The following table compares key features of each of the fund's classes after taking into account fee waivers and reimbursements (which may be terminated or reduced at any time). You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Fees and expenses may vary over time. Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                   Class A           Class B           Class L          Class Y          Class 1
Key           .Initial sales     .No initial      .No initial sales .No initial or   .Only available
features       charge             sales charge     charge            deferred sales   to eligible
              .You may qual-     .Deferred        .Deferred          charge           Class 1
               ify for reduc-     sales charge     sales charge     .Must invest at   shareholders
               tion or waiver     declines over    for only 1 year   least $15 mil-  .You may
               of initial sales   time            .Does not con-     lion             qualify for
               charge            .Converts to      vert to Class A  .Lower annual     reduction
              .Lower annual       Class A                            expenses than    or waiver
               expenses than      after 8 years                      the other        of initial
               Class B           .Higher annual                      classes          sales
                                  expenses                                            charge
                                  than the other                                     .Higher ini-
                                  classes                                             tial sales
                                                                                      charge
                                                                                     .Lower
                                                                                      annual
                                                                                      expenses
                                                                                      than Class
                                                                                      A, B and L
-----------------------------------------------------------------------------------------------------
Initial sales  Up to 5.00%;       None             None              None             Up to 8.50%;
charge         reduced for                                                            reduced
               large purchases                                                        for large
               and waived for                                                         purchases
               certain invest-
               ors. No charge
               for purchases
               of $1,000,000
               or more
-----------------------------------------------------------------------------------------------------
Deferred       1.00% on pur       Up to 5.00%      1.00% if you      None             None
sales          chases of          charged when     redeem within
charge         $1,000,000 or      you redeem       1 year of
               more if you        shares. The      purchase
               redeem within      charge is re-
               1 year of          duced over
               purchase           time and there
                                  is no deferred
                                  sales charge
                                  after 5 years
-----------------------------------------------------------------------------------------------------
Annual         0.25% of aver-     1.00% of aver-   1.00% of aver-    None             None
distribution   age daily net      age daily net    age daily net
and service    assets             assets           assets
fees
-----------------------------------------------------------------------------------------------------
Exchange       Class A shares     Class B shares   Class L shares    Class Y shares   Class 1 shares
privilege*     of most Smith      of most Smith    of most Smith     of most Smith    of Smith
               Barney funds       Barney funds     Barney funds      Barney funds     Barney funds
                                                                                      that offer
                                                                                      Class 1 shares
                                                                                      and Class A
                                                                                      shares of
                                                                                      certain other
                                                                                      Smith Barney
                                                                                      funds
-----------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney International Fund

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                  Sales Charge Sales Charge Broker/Dealer
                                   as a % of    as a % of     Commission
                                    offering    net amount    as a % of
Amount of purchase                   price       invested   offering price
Less than $25,000                     5.00         5.26             4.50
$25,000 but less than $50,000         4.25         4.44             3.83
$50,000 but less than $100,000        3.75         3.90             3.38
$100,000 but less than $250,000       3.25         3.36             2.93
$250,000 but less than $500,000       2.75         2.83             2.48
$500,000 but less than $1,000,000     2.00         2.04             1.80
$1,000,000 or more                     -0-          -0-      up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a


                                                      Smith Barney Mutual Funds
right of accumulation, and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

Accumulation privilege - lets you combine the current value of Class A shares owned

[_]   by you, or
[_]   by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]  Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase                      1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge                    5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Smith Barney International Fund

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

Shares issued:                Shares issued:       Shares issued:
At initial purchase           On reinvestment of   Upon exchange from
                              dividends and        another Smith
                              distributions        Barney fund
Eight years after the date of In same proportion   On the date the
purchase payment              as the number of     shares originally
                              Class B shares       acquired would have
                              converting is to     converted into
                              total Class B shares Class A shares
                              you own (excluding
                              shares issued as
                              dividends)

Class L shares (available through certain Service Agents)
You buy Class L shares at net asset value without paying an initial sales charge. However, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class L shares receive a commission of up to 1.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Class 1 shares (available through certain Service Agents)
Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class 1 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.


                                                      Smith Barney Mutual Funds

                                  Sales Charge Sales Charge Broker/Dealer
                                   as a % of    as a % of     Commission
                                    offering    net amount    as a % of
Amount of purchase                   price       invested   offering price
Less than $10,000                     8.50%        9.29%         7.00%
$10,000 but less than $25,000         7.75%        8.40%         6.25%
$25,000 but less than $50,000         6.00%        6.38%         5.00%
$50,000 but less than $100,000        4.50%        4.71%         3.75%
$100,000 but less than $250,000       3.50%        3.63%         3.00%
$250,000 but less than $400,000       2.50%        2.56%         2.00%
$400,000 but less than $600,000       2.00%        2.04%         1.60%
$600,000 but less than $5,000,000     1.00%        1.01%         0.75%
$5,000,000 or more                    0.25%        0.25%         0.20%

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]  Shares exchanged for shares of another Smith Barney fund
[_]  Shares representing reinvested distributions and dividends
[_]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Smith Barney International Fund

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:
[_]  On payments made through certain systematic withdrawal plans
[_]  On certain distributions from a retirement plan
[_]  For involuntary redemptions of small account balances
[_]  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    [_] Write to the fund at the following address to open an account or buy shares:
                        Smith Barney Investment Series
                        International Fund
                        (Specify class of shares)
                        c/o PFPC Inc.
                        P.O. Box 9699
                        Providence, RI 02940-9699
                    [_]  Enclose a check to pay for the shares.
                    [_] For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.


                                                      Smith Barney Mutual Funds

 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-
                 tain money market funds, in order to buy shares on a
                 regular basis.

                 [_] Amounts transferred should be at least: $25 monthly or $50 quarterly.
                 [_] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to of mutual funds read the prospectus of the Smith Barney mutual fund tailored to help into which you are exchanging. An exchange is a tax-meet the varying able transaction.
 needs of both large
 and small investors [_]  You may exchange shares only for shares of the same class of another Smith Barney mutual fund.
                          Class 1 shares may also be exchanged for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                     [_] Exchanges of Class A, Class B, Class L and Class 1 shares are subject to minimum investment require ments (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                     [_] If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                     [_] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


Smith Barney International Fund

  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through
                   the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. For clients of a PFS Invest-
                   ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00
                   a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                   (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.
                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at its address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares

      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

                Your redemption proceeds normally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                If you have a brokerage account with a Service Agent,
                your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-
                struction. In other cases, unless you direct otherwise,
                your redemption proceeds will be paid by check mailed
                to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Inc. Registered Repre-sentative, write to Primerica Shareholder Services at the following address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC Inc.
                at the following address:

                    Smith Barney Investment Series
                    International Fund
                    (Specify class of shares)
                    c/o PFPC Inc.
                    P.O. Box 9699
                    Providence, RI 02940-9699


Smith Barney International Fund

                 Your written request must provide the following:

                 [_]  The name of the fund and account number
                 [_]  The class of shares and the dollar amount or num-
                      ber of shares to be redeemed
                 [_]  Signatures of each owner exactly as the account is
                      registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares by tele-
                 phone in amounts up to $50,000 per day through the
                 fund. You must complete an authorization form to au-
                 thorize telephone redemptions. If eligible, you may
                 request redemptions by telephone on any day the New
                 York Stock Exchange is open. For clients of a PFS
                 Investments Inc. Registered Representative, call Primer-
                 ica Shareholder Services at 1-800-544-5445 between 8:00
                 a.m. and 8:00 p.m. (Eastern time). All other share-
                 holders should call Smith Barney Shareholder Services
                 at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. A sub-transfer agent may
                 charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_] Your  shares must not be represented by certificates
                 [_] All  dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]  Name of the fund
[_]  Account number
[_]  Class of shares being bought, exchanged or redeemed
[_]  Dollar amount or number of shares being bought, exchanged or redeemed
[_]  Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]  Are redeeming over $50,000
[_] Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]  Changed your account registration
[_]  Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]  Suspend the offering of shares
[_]  Waive or change minimum and additional investment amounts
[_]  Reject any purchase or exchange order
[_]  Change, revoke or suspend the exchange privilege
[_]  Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission


Smith Barney International Fund

[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.


                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction                                  Federal tax status
Redemption or exchange of shares             Usually capital gain or loss;
                                             long-term only if shares
                                             owned more than one year
Distributions of net capital gain (excess of Long-term capital gain net long-term capital gain over net short-
term capital loss)
Distributions of qualified dividend          Qualified dividend income
income
Other ordinary dividends (including          Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income


Smith Barney International Fund
derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 pm, Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


                                                      Smith Barney Mutual Funds

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2000 through October 31, 2003, has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal year ended October 31, 1999 has been audited by other independent auditors.

  For a Class 1 share of beneficial interest outstanding throughout each year (except where noted) ended October 31:

                                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of
 year                               $14.83    $20.58    $42.17    $32.57    $19.06
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                 (0.00)*   (0.19)    (0.24)    (0.45)    (0.28)
 Net realized and unrealized
  gain (loss)                         2.67     (5.56)   (21.35)    10.79     13.79
------------------------------------------------------------------------------------
Total income (loss) from
 operations                           2.67     (5.75)   (21.59)    10.34     13.51
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                     --        --        --     (0.74)       --
 Capital                                --        --        --     (0.00)*      --
------------------------------------------------------------------------------------
Total distributions                     --        --        --     (0.74)       --
------------------------------------------------------------------------------------
Net asset value, end of year        $17.50    $14.83    $20.58    $42.17    $32.57
------------------------------------------------------------------------------------
Total return                         18.00%   (27.94)%  (51.20)%   31.53%    70.88%
------------------------------------------------------------------------------------
Net assets, end of year (millions)      $3        $3        $4        $9        $4
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             2.45%     2.02%     1.54%     1.42%     1.68%
 Net investment loss                 (0.03)    (1.00)    (0.82)    (0.94)    (1.12)
------------------------------------------------------------------------------------
Portfolio turnover rate                153%       24%       24%       27%       50%
------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.


Smith Barney International Fund

  For a Class A share of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)  1999(1)
----------------------------------------------------------------------------------
Net asset value, beginning of year   $14.42    $20.15    $41.57   $32.24   $18.94
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                  (0.12)    (0.30)    (0.40)   (0.64)   (0.37)
 Net realized and unrealized gain
  (loss)                               2.59     (5.43)   (21.02)   10.71    13.67
----------------------------------------------------------------------------------
Total income (loss) from operations    2.47     (5.73)   (21.42)   10.07    13.30
----------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --        --        --    (0.74)      --
 Capital                                 --        --        --    (0.00)*     --
----------------------------------------------------------------------------------
Total distributions                      --        --        --    (0.74)      --
----------------------------------------------------------------------------------
Net asset value, end of year         $16.89    $14.42    $20.15   $41.57   $32.24
----------------------------------------------------------------------------------
Total return                          17.13%   (28.44)%  (51.53)%  31.00%   70.22%
----------------------------------------------------------------------------------
Net assets, end of year (millions)      $49       $40       $53      $87      $38
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              3.21%     2.72%     2.17%    1.82%    2.08%
 Net investment loss                  (0.77)    (1.67)    (1.44)   (1.36)   (1.53)
----------------------------------------------------------------------------------
Portfolio turnover rate                 153%       24%       24%      27%      50%
----------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.


                                                      Smith Barney Mutual Funds

  For a Class B share of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)   1999/(1)/
-------------------------------------------------------------------------------------
Net asset value, beginning of  year  $13.60    $19.18    $39.86   $31.16     $18.44
-------------------------------------------------------------------------------------
Income (loss) from operations
 Net investment loss                  (0.24)    (0.44)    (0.59)   (0.94)     (0.53)
 Net realized and unrealized gain
  (loss)                               2.42     (5.14)   (20.09)   10.38      13.25
-------------------------------------------------------------------------------------
Total income (loss) from operations    2.18     (5.58)   (20.68)    9.44      12.72
-------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --        --        --    (0.74)        --
 Capital                                 --        --        --    (0.00)*       --
-------------------------------------------------------------------------------------
Total distributions                      --        --        --    (0.74)        --
-------------------------------------------------------------------------------------
Net asset value, end of  year        $15.78    $13.60    $19.18   $39.86     $31.16
-------------------------------------------------------------------------------------
Total return                          16.03%   (29.09)%  (51.88)%  30.04%     68.98%
-------------------------------------------------------------------------------------
Net assets, end of  year (millions)     $46       $43       $65     $123        $41
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              4.15%     3.60%     2.90%    2.53%      2.79%
 Net investment loss                  (1.73)    (2.57)    (2.18)   (2.07)     (2.26)
-------------------------------------------------------------------------------------
Portfolio turnover rate                 153%       24%       24%      27%        50%
-------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.


Smith Barney International Fund

  For a Class L share of beneficial interest outstanding throughout the period ended October 31:

                                     2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)(2)/
 ------------------------------------------------------------------------------
 Net asset value, beginning of  year  $14.42    $20.13    $41.61     $46.13
 ------------------------------------------------------------------------------
 Income (loss) from operations:
  Net investment loss                  (0.01)    (0.30)    (0.43)     (0.11)
  Net realized and unrealized gain
   (loss)                               2.62     (5.41)   (21.05)     (4.41)
 ------------------------------------------------------------------------------
 Total income (loss) from operations    2.61     (5.71)   (21.48)     (4.52)
 ------------------------------------------------------------------------------
 Less distributions from:
  Capital                                 --        --        --      (0.00)*
 ------------------------------------------------------------------------------
 Total distributions                      --        --        --      (0.00)*
 ------------------------------------------------------------------------------
 Net asset value, end of  year        $17.03    $14.42    $20.13     $41.61
 ------------------------------------------------------------------------------
 Total return                          18.10%   (28.37)%  (51.62)%    (9.80)%++
 ------------------------------------------------------------------------------
 Net assets, end of  year (000s)      $2,153    $2,358    $4,123       $287
 ------------------------------------------------------------------------------
 Ratios to average net assets:
  Expenses                              2.41%     2.63%     2.49%      2.25%+
  Net investment loss                  (0.06)    (1.65)    (1.60)     (2.06)+
 ------------------------------------------------------------------------------
 Portfolio turnover rate                 153%       24%       24%        27%
 ------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/For the period from September 13, 2000 (inception date) to October 31,
     2000.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
         Mutual Funds
  Your Serious Money. Professionally Managed/r/

Smith Barney International Fund

An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Register-
 ed Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-05018)
FD02017 02/04

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                                  PROSPECTUS




                              SMITH BARNEY LARGE
                                 CAP CORE FUND


      Class A, B, L, Y and 1 Shares
      February 27, 2004



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney Large Cap Core Fund

  Contents
        Investments, risks and performance..........................  2

        More on the fund's investments..............................  7

        Management..................................................  9

        Choosing a class of shares to buy........................... 10

        Comparing the fund's classes................................ 12

        Sales charges............................................... 13

        More about deferred sales charges........................... 16

        Buying shares............................................... 17

        Exchanging shares........................................... 18

        Redeeming shares............................................ 20

        Other things to know about share transactions............... 22

        Dividends, distributions and taxes.......................... 23

        Share price................................................. 25

        Financial highlights........................................ 26


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal investment strategies
Key investments Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity markets are considered large cap issuers. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. At December 31, 2003, issuers within the top 1000 stocks had market capitalizations of at least $697,750,000. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.

Selection process The manager uses a "bottom-up" strategy, primarily focusing on individual security selection, with less emphasis on industry and sector allocation. The manager selects investments for their capital appreciation potential; any ordinary income is incidental. In selecting individual companies for investment, the manager looks for companies thought to have:

[_]Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector [_]Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued
[_]Increasing profits and sales
[_]Competitive advantages that could be more fully exploited

[_]Skilled management that is committed to long-term growth
[_]Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth potential, and then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."


Smith Barney Large Cap Core Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]Stock prices decline generally, or stocks perform poorly relative to other types of investments
[_]Large capitalization companies fall out of favor with investors
[_]The manager's judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
[_]Portfolio companies do not meet earnings expectations or other events depress the value of those companies' stocks

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are an aggressive investor seeking to participate in the long term growth potential of the stock market and
[_]Are willing to accept the risks of investing in common stocks


                                                      Smith Barney Mutual Funds

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class 1 shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                    Calendar Year Total Returns -- Class 1

                                    [CHART]

 1994     1995    1996    1997    1998    1999    2000      2001      2002     2003
-------  ------  ------  ------  ------  ------  -------  --------  --------  ------
(2.29)%  32.84%  18.89%  27.70%  28.50%  29.05%  (5.28)%  (14.84)%  (26.32)%  24.31%

Calendar years ended December 31


Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest: 23.52% in 4th Quarter 1998
Lowest: (16.72)% in 3rd Quarter 2002


Smith Barney Large Cap Core Fund

 Average Annual Total Returns
 (for periods ended 12/31/03)

                                                        Since    Inception
                             1 year 5 years  10 years Inception*   Date
      Class 1 Return Before
      Taxes                  13.74%  (2.69)%   8.25%        --   04/14/87
      Class 1 Return After
      Taxes on
      Distributions (1)      13.68%  (3.45)%   6.29%        --   04/14/87
      Class 1 Return After
      Taxes on
      Distributions and Sale
      of Fund Shares (1)      8.93%  (2.42)%   6.34%        --   04/14/87
      Class A Return Before
      Taxes                  17.28%  (2.54)%    n/a       6.72%  08/18/96
      Class B Return Before
      Taxes                  17.43%  (2.47)%    n/a       6.65%  08/18/96
      Class L Return Before
      Taxes (2)              22.52%    n/a      n/a     (11.24)% 09/19/00
      Class Y Return Before
      Taxes                    n/a     n/a      n/a        n/a   (4)
      S&P 500 Index (3)      28.67%  (0.57)%  11.06%       n/a   (5)

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class 1 shares only. After-tax returns for Class A, Class B, Class L, and Class Y shares will vary.
(2)On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3)The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)No Class Y shares were outstanding for the calendar year ended 12/31/03.
(5)The total return of the S&P 500 Index since the inception of each of the Class A, B and L shares is 8.83%, 8.83% and (6.52)%, respectively.
 * Information is provided only for classes with less than 10 years performance history.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your
investment)                        Class A Class B Class L Class Y Class 1
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%    None    None   None    8.50%
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                         None*   5.00%   1.00%   None     None

                        Annual fund operating expenses

(expenses deducted from fund assets) Class A Class B Class L Class Y Class 1
      Management fee**                0.60%   0.60%   0.60%   0.60%   0.60%
      Distribution and service
      (12b-1) fees                    0.25%   1.00%   1.00%    None    None
      Other expenses***               0.95%   1.06%   0.07%   0.95%   0.40%
                                      -----   -----   -----   -----   -----
      Total annual fund
      operating expenses              1.80%   2.66%   1.67%   1.55%   1.00%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** The fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
*** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding during the fund's last fiscal year.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney Large Cap Core Fund

                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $674  $1,038  $1,426   $2,510
     Class B (redemption at end of period)  $769  $1,126  $1,510   $2,785*
     Class B (no redemption)                $269  $  826  $1,410   $2,785*
     Class L (redemption at end of period)  $270  $  526  $  907   $1,976
     Class L (no redemption)                $170  $  526  $  907   $1,976
     Class Y (with or without redemption)   $158  $  490  $  845   $1,845
     Class 1 (with or without redemption)   $943  $1,141  $1,356   $1,971

* Assumes conversion to Class A shares approximately eight years after purchase

  More on the fund's investments

Equity securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Foreign investments The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities


                                                      Smith Barney Mutual Funds
indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]As a substitute for buying or selling securities
[_]As a cash flow management technique
[_]To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales The fund may engage in short sales. Losses from short sales may be unlimited.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund's goals and strategies may be changed without shareholder approval.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.


Smith Barney Large Cap Core Fund

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

Lawrence Weissman, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since 1997.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.60% of the fund's average daily net assets.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency


                                                      Smith Barney Mutual Funds
and services agreements with PFPC Inc. and Primerica Shareholder Services, also an affiliate of the manager, to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

Recent Developments During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment as well as the amount of share class expenses.

[_]If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges.


Smith Barney Large Cap Core Fund

[_]For Class B shares, all of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, but only if the fund performs well.
[_]Because there is no initial sales charge on Class L shares, all of your purchase amount (compared to Class A shares) will be immediately invested. In addition, Class L shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, Class B shares convert to Class A shares, and Class L shares do not.
[_]There are other variables in share class expenses. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class.

You may buy shares from:

[_]A broker-dealer, financial intermediary or financial institution that has entered into an agreement with a fund distributor or a distributor's financial consultants (each called a "Service Agent")
[_]The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                            Initial           Additional
                                  Classes A, B, L   Class Y   All Classes
      General                         $1,000      $15 million     $50
      IRAs, Self Employed
      Retirement Plans, Uniform
      Gifts or Transfers to Minor
      Accounts                         $250       $15 million     $50
      Qualified Retirement Plans*      $25        $15 million     $25
      Simple IRAs                       $1            n/a         $1
      Monthly Systematic
      Investment Plans                 $25            n/a         $25
      Quarterly Systematic
      Investment Plans                 $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the Fee table and Example at the front of this prospectus carefully. Fees and expenses may vary over time.

                   Class A         Class B        Class L         Class Y           Class 1
Key features   .Initial sales  .No initial     .No initial    .No initial or   .Only avail-
                charge          sales charge    sales charge   deferred         able to eligi-
               .You may        .Deferred       .Deferred       sales charge     ble Class 1
                qualify for     sales charge    sales charge  .Must invest at   shareholders
                reduction       declines        for only 1     least $15 mil-  .You may
                or waiver of    over time       year           lion             qualify for
                initial sales  .Converts to    .Does not      .Lower            reduction or
                charge          Class A after   convert to     annual           waiver of
               .Lower           8 years         Class A        expenses         initial sales
                annual         .Higher                         than Class A,    charge
                expenses        annual                         B and L         .Higher initial
                than Class B    expenses                                        sales charge
                                than the                                       .Lower
                                other classes                                   annual
                                                                                expenses
                                                                                than the
                                                                                other classes
------------------------------------------------------------------------------------------------
Initial sales  Up to 5.00%;    None            None           None             Up to 8.50%;
charge         reduced for                                                     reduced for
               large                                                           large
               purchases                                                       purchases
               and waived
               for certain
               investors. No
               charge for
               purchases of
               $1,000,000 or
               more
------------------------------------------------------------------------------------------------
Deferred       1.00% on        Up to 5.00%     1.00% if you   None             None
sales charge   purchases of    charged         redeem
               $1,000,000 or   when you        within 1 year
               more if you     redeem          of purchase
               redeem          shares. The
               within 1 year   charge is
               of purchase     reduced over
                               time and
                               there is no
                               deferred
                               sales charge
                               after 5 years
------------------------------------------------------------------------------------------------
Annual distri- 0.25% of        1.00% of        1.00% of       None             None
bution and     average daily   average daily   average daily
service fees   net assets      net assets      net assets
------------------------------------------------------------------------------------------------
Exchange       Class A         Class B         Class L        Class Y shares   Class 1 Shares
privilege*     shares          shares          shares         of most          of Smith
               of most         of most         of most        Smith Barney     Barney funds
               Smith Barney    Smith Barney    Smith Barney   funds            that offer
               funds           funds           funds                           Class 1 shares
                                                                               and Class A
                                                                               shares of certain
                                                                               other Smith
                                                                               Barney funds
------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Large Cap Core Fund

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                     Sales Charge Sales Charge Broker/Dealer
                                      as a % of    as a % of     commission
                                       offering    net amount    as a % of
   Amount of purchase                 price (%)   invested (%) offering price
   Less than $25,000                     5.00         5.26             4.50
   $25,000 but less than $50,000         4.25         4.44             3.83
   $50,000 but less than $100,000        3.75         3.90             3.38
   $100,000 but less than $250,000       3.25         3.36             2.93
   $250,000 but less than $500,000       2.75         2.83             2.48
   $500,000 but less than $1,000,000     2.00         2.04             1.80
   $1,000,000 or more                     -0-          -0-      up to 1.00*

*A distributor may pay up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation, and if there are other accounts in which there are


                                                      Smith Barney Mutual Funds
holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

Accumulation privilege - lets you combine the current value of Class A shares owned

 [_] by you, or
 [_] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Smith Barney Large Cap Core Fund

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial purchase        On reinvestment of     Upon exchange from
                           dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as
                           dividends)

Class L shares (available through certain Service Agents)
You buy Class L shares at net asset value without paying an initial sales charge. However, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class L shares receive a commission of up to 1.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Class 1 shares (available through certain Service Agents)
Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class 1 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.


                                                      Smith Barney Mutual Funds

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                  Sales Charge Sales Charge Broker/Dealer
                                   as a % of    as a % of     Commission
                                    offering    net amount    as a % of
Amount of purchase                 price (%)   invested (%) offering price
Less than $10,000                     8.50         9.29          7.00
$10,000 but less than $25,000         7.75         8.40          6.25
$25,000 but less than $50,000         6.00         6.38          5.00
$50,000 but less than $100,000        4.50         4.71          3.75
$100,000 but less than $250,000       3.50         3.63          3.00
$250,000 but less than $400,000       2.50         2.56          2.00
$400,000 but less than $600,000       2.00         2.04          1.60
$600,000 but less than $5,000,000     1.00         1.01          0.75
$5,000,000 or more                    0.25         0.25          0.20

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Smith Barney Large Cap Core Fund

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares


           Through a You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                     Your Service Agent may charge an annual account maintenance fee.

    -----------------------------------------------------------------------

    Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                     [_] Write to the fund at the following address to open
                       an account or buy shares:
                        Smith Barney Investment Series
                        Large Cap Core Fund
                        (Specify class of shares)
                        c/o PFPC Inc.
                        P.O. Box 9699
                        Providence, RI 02940-9699
                     [_] Enclose a check to pay for the shares.
                     [_] For more information, please call Smith Barney
                       Shareholder Services at 1-800-451-2010.


                                                      Smith Barney Mutual Funds

          Through a You may authorize your Service Agent or the systematic applicable sub-transfer agent to transfer funds investment plan automatically from (i) a regular bank account, (ii)
                    cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                    [_] Amounts transferred should be at least:
                      $25 monthly or $50 quarterly.
                    [_] If you do not have sufficient funds in your account
                      on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                    For more information, contact your Service Agent or the transfer agent or consult the SAI.

    Exchanging shares


   Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to of mutual funds read the prospectus of the Smith Barney mutual tailored to help fund into which you are exchanging. An exchange is meet the varying a taxable transaction.
   needs of both large
             and small [_] You may exchange shares only for shares of the
            investors.   same class of another Smith Barney mutual fund.
                         Class 1 shares may also be exchanged for Class A
                         shares of certain Smith Barney mutual funds. Not
                         all Smith Barney funds offer all classes.
                       [_] Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent or
                         the transfer agent for further information.
                       [_] Exchanges of Class A, Class B, Class L and Class 1
                         shares are subject to minimum investment
                         requirements (except for systematic investment
                         plan exchanges), and all shares are subject to the
                         other requirements of the fund into which
                         exchanges are made.
                       [_] If you hold share certificates, the applicable sub-
                         transfer agent must receive the certificates
                         endorsed for transfer or with signed stock powers
                         (documents transferring ownership of certificates)
                         before the exchange is effective.


Smith Barney Large Cap Core Fund

                    [_]The fund may suspend or terminate your exchange
                       privilege if you engage in an excessive pattern of exchanges.
   -------------------------------------------------------------------------

          Waiver of Your shares will not be subject to an initial sales additional sales charge at the time of the exchange.
            charges Your deferred sales charge (if any) will continue to be measured from the date of your original purchase
                    of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
   -------------------------------------------------------------------------

       By telephone If you do not have a brokerage account with a
                    Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                    (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                    You can make telephone exchanges only between
                    accounts that have identical registrations.
   -------------------------------------------------------------------------

            By mail If you do not have a brokerage account, contact your
                    Service Agent or write to the applicable sub-transfer agent at its address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares

      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

                Your redemption proceeds normally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Inc. Registered Repre-sentative, write to Primerica Shareholder Services at the following address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC Inc. at the following address:

                    Smith Barney Investment Series
                    Large Cap Core Fund
                    (Specify class of shares)
                    c/o PFPC Inc.
                    P.O. Box 9699
                    Providence, RI 02940-9699


Smith Barney Large Cap Core Fund

                 Your written request must provide the following:

                 [_]  The name of the fund and account number
                 [_]  The class of shares and the dollar amount or
                       number of shares to be redeemed
                 [_]  Signatures of each owner exactly as the account is
                       registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares by tele-
                 phone in amounts up to $50,000 per day through the
                 fund. You must complete an authorization form to au-
                 thorize telephone redemptions. If eligible, you may re-
                 quest redemptions by telephone on any day the New
                 York Stock Exchange is open. For clients of a PFS
                 Investments Inc. Registered Representative, call Primer-
                 ica Shareholder Services at 1-800-544-5445 between 8:00
                 a.m. and 8:00 p.m. (Eastern time). All other share-
                 holders should call Smith Barney Shareholder Services
                 at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. A sub-transfer agent may
                 charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_] Your shares must not be represented by certificates
                 [_]  All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission


Smith Barney Large Cap Core Fund

[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

  Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


                                                      Smith Barney Mutual Funds

Taxes The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal incomes taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction                                  Federal tax status
Redemption or exchange of shares             Usually capital gain or loss; long-
                                             term only if shares owned more
                                             than one year
Distributions of net capital gain (excess of Long-term capital gain net long-term capital gain over net short-
term capital loss)
Distributions of qualified dividend          Qualified dividend income
income
Other ordinary dividends (including          Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds.


Smith Barney Large Cap Core Fund

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


                                                      Smith Barney Mutual Funds

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2000 through October 31, 2003, has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal year ended October 31, 1999 has been audited by other independent auditors. No information is presented for Class Y shares of the fund because no Class Y shares were outstanding for the years shown.

  For a Class 1 share of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year   $14.10   $ 17.55   $ 26.52    $24.36    $19.59
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.06      0.05      0.11      0.07      0.08
 Net realized and unrealized gain
  (loss)                               2.20     (3.39)    (6.70)     3.74      6.62
-------------------------------------------------------------------------------------
Total income (loss) from operations    2.26     (3.34)    (6.59)     3.81      6.70
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --     (0.09)    (0.06)    (0.07)    (0.11)
 Net realized gains                      --     (0.01)    (2.32)    (1.58)    (1.82)
 Capital                                 --     (0.01)       --        --        --
-------------------------------------------------------------------------------------
Total distributions                      --     (0.11)    (2.38)    (1.65)    (1.93)
-------------------------------------------------------------------------------------
Net asset value, end of year         $16.36   $ 14.10   $ 17.55    $26.52    $24.36
-------------------------------------------------------------------------------------
Total return                          16.03%   (19.20)%  (26.67)%   16.12%    35.60%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)   $2,435   $ 2,303   $ 3,177    $4,691    $4,475
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.00%     0.90%     0.73%     0.70%     0.76%
 Net investment income                 0.39      0.31      0.55      0.26      0.34
-------------------------------------------------------------------------------------
Portfolio turnover rate                  69%       38%       27%       34%       37%
-------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


Smith Barney Large Cap Core Fund

  For a Class A share of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(1)/ 2002/(1)/  2001/(1)/   2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year   $13.93   $ 17.41   $    26.41    $24.29    $19.54
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)         (0.06)    (0.10)       (0.01)    (0.02)     0.02
 Net realized and unrealized gain
  (loss)                               2.16     (3.37)       (6.67)     3.73      6.60
----------------------------------------------------------------------------------------
Total income (loss) from operations    2.10     (3.47)       (6.68)     3.71      6.62
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --        --           --     (0.01)    (0.05)
 Net realized gains                      --     (0.01)       (2.32)    (1.58)    (1.82)
----------------------------------------------------------------------------------------
Total distributions                      --     (0.01)       (2.32)    (1.59)    (1.87)
----------------------------------------------------------------------------------------
Net asset value, end of year         $16.03   $ 13.93   $    17.41    $26.41    $24.29
----------------------------------------------------------------------------------------
Total return                          15.08%   (19.94)%     (27.12)%   15.69%    35.24%
----------------------------------------------------------------------------------------
Net assets, end of year (millions)   $  414   $   352   $      425    $  510    $  344
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.80%     1.80%        1.34%     1.04%     1.01%
 Net investment income (loss)         (0.42)    (0.59)       (0.06)    (0.07)     0.09
----------------------------------------------------------------------------------------
Portfolio turnover rate                  69%       38%          27%       34%       37%
----------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class B share of beneficial interest outstanding throughout each year ended October 31:

                                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of year  $13.38   $ 16.86   $ 25.81    $23.95    $19.37
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                 (0.18)    (0.22)    (0.15)    (0.23)    (0.14)
 Net realized and unrealized gain
  (loss)                              2.06     (3.25)    (6.48)     3.67      6.54
------------------------------------------------------------------------------------
Total income (loss) from
 operations                           1.88     (3.47)    (6.63)     3.44      6.40
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                  --        --        --        --        --
 Net realized gains                     --     (0.01)    (2.32)    (1.58)    (1.82)
------------------------------------------------------------------------------------
Total distributions                     --     (0.01)    (2.32)    (1.58)    (1.82)
------------------------------------------------------------------------------------
Net asset value, end of year        $15.26   $ 13.38   $ 16.86    $25.81    $23.95
------------------------------------------------------------------------------------
Total return                         14.05%   (20.59)%  (27.59)%   14.76%    34.31%
------------------------------------------------------------------------------------
Net assets, end of year (millions)  $  305   $   290   $   393    $  524    $  357
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             2.66%     2.59%     2.01%     1.83%     1.76%
 Net investment loss                 (1.27)    (1.39)    (0.73)    (0.86)    (0.65)
------------------------------------------------------------------------------------
Portfolio turnover rate                 69%       38%       27%       34%       37%
------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


Smith Barney Large Cap Core Fund

  For a Class L share of beneficial interest outstanding throughout the period ended October 31:

                                                             2003/(1)/ 2002/(1)/ 2001/(1)/ 2000(1)(2)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $13.87   $ 17.36   $ 26.41       $27.33
---------------------------------------------------------------------------------------------------------
Income(Loss) from operations:
 Net investment loss                                           (0.04)    (0.13)    (0.07)       (0.01)
 Net realized and unrealized gain(loss)                         2.15     (3.35)    (6.66)       (0.91)
---------------------------------------------------------------------------------------------------------
Total income(loss) from operations                              2.11     (3.48)    (6.73)       (0.92)
---------------------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                                               --     (0.01)    (2.32)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                               --     (0.01)    (2.32)          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $15.98   $ 13.87   $ 17.36       $26.41
---------------------------------------------------------------------------------------------------------
Total return                                                   15.21    (20.05)%  (27.32)%      (3.37)%++
---------------------------------------------------------------------------------------------------------
Net assets, end of year (millions)                            $6,000   $ 4,659   $ 5,326       $  180
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                                       1.67%     2.00%     1.65%        1.54%+
 Net investment loss                                           (0.29)    (0.80)    (0.37)       (0.46)+
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           69%       38%       27%          34%
---------------------------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/For the period from September 19, 2000 (inception date) to October 31,
     2000.
++   Not annualized.
+    Annualized.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Large Cap Core Fund

An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-05018)
FDSB16   02/04

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                                  PROSPECTUS




                           SB GROWTH AND INCOME FUND


      Smith Barney Class A, B, L, O, P, Y and 1 Shares
      February 27, 2004



      The Securities and Exchange Commission has not approved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

SB Growth And Income Fund

  Contents


        Investments, risks and performance..........................  2

        More on the fund's investments..............................  7

        Management..................................................  9

        Choosing a class of shares to buy........................... 11

        Comparing the fund's classes................................ 13

        Sales charges............................................... 15

        More about deferred sales charges........................... 19

        Buying shares............................................... 20

        Exchanging shares........................................... 21

        Redeeming shares............................................ 23

        Other things to know about share transactions............... 25

        Dividends, distributions and taxes.......................... 27

        Share price................................................. 28

        Financial highlights........................................ 29

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks reasonable growth and income.

Principal investment strategies
Key investments The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

Selection process The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] Stock prices decline generally, or stocks perform poorly relative to other types of investments
[_]  Large capitalization companies fall out of favor with investors
[_] Companies in which the fund invests suffer unexpected losses or lower than expected earnings
[_] The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
[_] The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.


SB Growth and Income Fund

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest The fund may be an appropriate investment if you:

[_] Are seeking to participate in the long-term growth potential of the U.S. stock market and
[_]  Are willing to accept the risks of the stock market

                                                      Smith Barney Mutual Funds

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Smith Barney Class 1 shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Smith Barney Class 1, A, B, L, O, P and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge
(load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund also offers other classes of shares. Only Smith Barney share classes are offered in this prospectus. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

               Calendar Year Total Returns--Smith Barney Class 1
                                    [CHART]

 1994     1995    1996    1997    1998    1999    2000      2001      2002     2003
-------  ------  ------  ------  ------  ------  -------  --------  --------  ------
(3.17)%  36.57%  17.93%  24.47%  19.32%  16.77%  (9.37)%  (11.53)%  (22.77)%  31.01%

                        Calendar years ended December 31


Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest: 19.51% in 4th Quarter 1998
Lowest: (18.28)% in 3rd Quarter 2002


SB Growth and Income Fund

 Average Annual Total Returns--Smith Barney Classes*
 (for periods ended 12/31/03)

                                                           Since    Inception
                               1 year 5 years  10 years Inception**   Date
Class 1 Return Before Taxes    19.90%  (2.81)%   7.22%        --    04/14/87
Class 1 Return After Taxes on
Distributions (1)              19.72%  (3.95)%   4.88%        --    04/14/87
Class 1 Return After Taxes on
Distributions and Sale of
Fund Shares (1)                12.92%  (2.67)%   5.19%        --    04/14/87
Class A Return Before Taxes    24.04%  (2.39)%    n/a       5.60%   08/18/96
Class B Return Before Taxes    24.15%  (2.41)%    n/a       5.44%   08/18/96
Class L Return Before Taxes
(2)                            28.96%    n/a      n/a      (5.63)%  10/09/00
Class O Return Before Taxes    28.02%    n/a      n/a      (5.13)%  12/08/00
Class P Return Before Taxes    25.35%    n/a      n/a      (5.37)%  12/08/00
Class Y Return Before Taxes    31.47%    n/a      n/a      (3.89)%  12/08/00
S&P 500 Index (3)              28.67%  (0.57)%  11.06%       n/a    (4)

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Smith Barney Class 1 shares only. After-tax returns for Smith Barney Class A, Class B, Class L, Class O, Class P and Class Y shares will vary.
(2)On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3)The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)The total return of the S&P 500 Index since the inception of each of the Smith Barney Class A, B, L, O, P and Y shares is 8.83%,8.83%, (5.47)%, (5.10)%, (5.10)% and (5.10)%, respectively.
* Effective May 9, 2003, share Classes A, B, L, O, P, Y and 1 were redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O, Smith Barney Class P, Smith Barney Class Y and Smith Barney Class 1 respectively.
**Information is provided only for classes with less than 10 years performance history.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


                                         Smith Barney
(fees paid directly -------------------------------------------------------
from your           Class A Class B Class L Class O Class P Class Y Class 1
investment)         -------------------------------------------------------
Maximum sales
charge (load)
imposed on
purchases (as a
% of offering
price)               5.00%    None    None   1.00%    None   None    8.50%
Maximum
deferred sales
charge (load)
(as a % of the
lower of net asset
value at purchase
or redemption)       None*   5.00%   1.00%   1.00%   5.00%   None     None

                        Annual fund operating expenses


                                      Smith Barney
(expenses        -------------------------------------------------------
deducted from    Class A Class B Class L Class O Class P Class Y Class 1
fund assets)     -------------------------------------------------------
Management
fee**             0.64%   0.64%   0.64%   0.64%   0.64%   0.64%   0.64%
Distribution and
service (12b-1)
fees              0.25%   1.00%   1.00%   0.70%   0.75%    None    None
Other expenses    0.46%   0.78%   0.16%   0.18%   0.12%   0.03%   0.36%
                  -----   -----   -----   -----   -----   -----   -----
Total annual
fund operating
expenses          1.35%   2.42%   1.80%   1.52%   1.51%   0.67%   1.00%
                  =====   =====   =====   =====   =====   =====   =====

* You may buy Smith Barney Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** The fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets up to $1 billion, 0.60% on assets


SB Growth and Income Fund
between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]  You invest $10,000 in the fund for the period shown
[_]  Your investment has a 5% return each year
[_]  You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same

                      Number of years you own your shares

Smith Barney Classes                  1 year 3 years 5 years 10 years
Class A (with or without redemption)   $631  $  906  $1,202   $2,043
Class B (redemption at end of period)  $745  $1,055  $1,391   $2,491*
Class B (no redemption)                $245  $  755  $1,291   $2,491*
Class L (redemption at end of period)  $283  $  566  $  975   $2,116
Class L (no redemption)                $183  $  566  $  975   $2,116
Class O (redemption at end of period)  $353  $  575  $  921   $1,894
Class O (no redemption)                $253  $  575  $  921   $1,894
Class P (redemption at end of period)  $654  $  777  $  924   $1,759*
Class P (no redemption)                $154  $  477  $  824   $1,759*
Class Y (with or without redemption)   $ 68  $  214  $  373   $  835
Class 1 (with or without redemption)   $943  $1,141  $1,356   $1,971

* Assumes conversion to Class A shares approximately eight years after purchase.

  More on the fund's investments

Equity securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Foreign investments The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

                                                      Smith Barney Mutual Funds

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

[_] To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]  As a substitute for buying or selling securities
[_]  As a cash flow management technique
[_]  To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales The fund may engage in short sales. Losses from short sales may be unlimited.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions


SB Growth and Income Fund
by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund's goals and strategies may be changed without shareholder approval.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

Michael Kagan, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994.


                                                      Smith Barney Mutual Funds

Kevin Caliendo, investment officer of the manager and managing director of CGM, has co-managed the fund's portfolio since November 10, 2003. Mr. Caliendo has been with the manager since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.64% of the fund's average daily net assets.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Smith Barney Class A, B, L, O and P shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services, also an affiliate of the manager, to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

Recent Developments During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.


SB Growth and Income Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

  Choosing a class of shares to buy

You can choose among four classes of shares: Smith Barney Classes A, B, L and
Y. In addition, you can buy additional Smith Barney Class 1, O or P shares if you are a Smith Barney Class 1, O or P shareholder, respectively. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment as well as the amount of share class expenses.

[_] If you plan to invest regularly or in large amounts, buying Smith Barney Class A shares, or, if you meet the minimum investment requirement, Smith Barney Class Y shares may help you reduce sales charges and ongoing expenses.
[_] For Smith Barney Class B and Class L shares, all of your purchase amount (compared to Smith Barney Class A shares) will be immediately invested. This may help offset the higher expenses of Smith Barney Class B and Class L shares, but only if the fund performs well.
[_] Smith Barney Class L shares have a lower deferred sales charge and a shorter deferred sales charge period than Smith Barney Class B shares. However, Smith Barney Class B shares convert to Smith Barney Class A shares, and Smith Barney Class L shares do not.
[_] There are other variables in share class expenses. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class.

You may buy shares from:

[_] A broker-dealer, financial intermediary or financial institution that has entered into an agreement with a fund distributor or a distributor's financial consultants (each called a "Service Agent")


                                                      Smith Barney Mutual Funds

[_] The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                            Initial           Additional
Smith Barney                      Classes A, B, L   Class Y   All Classes
General                               $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                      $250       $15 million     $50
Qualified Retirement Plans*            $25        $15 million     $25
Simple IRAs                             $1            n/a         $1
Monthly Systematic Investment
Plans                                  $25            n/a         $25
Quarterly Systematic Investment
Plans                                  $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


SB Growth and Income Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the Fee table and Example at the front of this prospectus carefully. Fees and expenses may vary over time.

                                              Smith Barney
                     Class A            Class B           Class L           Class O
Key features     .Initial sales    .No initial sales .No initial sales .Only available
                  charge            charge            charge            to eligible
                 .You may          .Deferred sales   .Deferred          Class O
                  qualify for       charge            sales charge      shareholders
                  reduction         declines over     for only 1 year  .Initial sales
                  or waiver of      time             .Does not          charge is lower
                  initial sales    .Converts to       convert to        than Class A
                  charge            Class A           Class A          .Deferred
                 .Lower annual      after 8 years    .Higher annual     sales charge
                  expenses         .Higher annual     expenses          for only 1 year
                  than Class B      expenses          than Class A     .Does not
                  and Class L       than Class A                        convert to
                                                                        Class A
                                                                       .Higher annual
                                                                        expenses
                                                                        than Class A
----------------------------------------------------------------------------------------
Initial sales     Up to 5.00%;      None              None              1.00%
charge            reduced for
                  large pur-
                  chases and
                  waived for cer-
                  tain investors.
                  No charge for
                  purchases of
                  $1,000,000 or
                  more
----------------------------------------------------------------------------------------
Deferred sales    1.00% on pur-     Up to 5.00%       1.00% if you      1.00% if you
charge            chases of         charged when      redeem within     redeem within
                  $1,000,000 or     you redeem        1 year of pur-    1 year of pur-
                  more if you       shares. The       chase             chase
                  redeem            charge is re-
                  within 1 year     duced over
                  of purchase       time and there
                                    is no deferred
                                    sales charge
                                    after 5 years
----------------------------------------------------------------------------------------
Annual            0.25% of aver     1.00% of aver     1.00% of aver     0.70% of aver
distribution      age daily net     age daily net     age daily net     age daily net
and service fees  assets            assets            assets            assets
----------------------------------------------------------------------------------------
Exchange          Class A shares    Class B shares    Class L shares    Class L shares
privilege*        of most Smith     of most Smith     of most Smith     of most Smith
                  Barney funds      Barney funds      Barney funds      Barney funds

----------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

                                     Smith Barney
                          Class P          Class Y          Class 1
Key features         .Only available   .No initial or   .Only available
                      to eligible       deferred         to eligible
                      Class P           sales charge     Class 1
                      shareholders     .Must invest at   shareholders
                     .No initial        least $15       .You may
                      sales charge      million          qualify for
                     .Deferred         .Lower annual     reduction or
                      sales charge      expenses         waiver of
                      declines over     than the other   initial sales
                      time              classes          charge
                     .Converts to                       .Higher initial
                      Class A after 8                    sales charge
                      years                             .Lower annual
                     .Higher                             expenses than
                      annual ex-                         Class A, B
                      penses than                        and L
                      Class A
-------------------------------------------------------------------------
Initial sales         None              None             Up to 8.50%;
charge                                                   reduced for
                                                         large purchases

-------------------------------------------------------------------------
Deferred sales        Up to 5.00%       None             None
charge                charged when
                      you redeem
                      shares. The
                      charge is
                      reduced over
                      time and there
                      is no deferred
                      sales charge
                      after 5 years
-------------------------------------------------------------------------
Annual                0.75% of aver     None             None
distribution          age daily net
and service fees      assets
-------------------------------------------------------------------------
Exchange              Class B shares    Class Y shares   Class 1 Shares
Privilege*            of most Smith     of most Smith    of Smith Barney
                      Barney funds      Barney funds     funds that
                                                         offer Class 1
                                                         shares and
                                                         Class A shares
                                                         of certain
                                                         other Smith
                                                         Barney funds
-------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


SB Growth and Income Fund

  Sales charges

Smith Barney Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                  Sales Charge Sales Charge Broker/Dealer
                                   as a % of    as a % of     Commission
                                    offering    net amount    as a % of
Amount of purchase                 price (%)   invested (%) offering price
Less than $25,000                     5.00         5.26             4.50
$25,000 but less than $50,000         4.25         4.44             3.83
$50,000 but less than $100,000        3.75         3.90             3.38
$100,000 but less than $250,000       3.25         3.36             2.93
$250,000 but less than $500,000       2.75         2.83             2.48
$500,000 but less than $1,000,000     2.00         2.04             1.80
$1,000,000 or more                     -0-          -0-      up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation, and if there are other accounts in which there are


                                                      Smith Barney Mutual Funds
holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

Accumulation privilege - lets you combine the current value of Class A shares owned

[_]  by you, or
[_]  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]  Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Smith Barney Class B and Class P shares
You buy Class B and Class P shares at net asset value without paying an initial sales charge. However, if you redeem your Class B or Class P shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase                      1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge                    5%  4%  3%  2%  1%        0%

Service Agents selling Class B or Class P shares receive a commission of up to 4.00% of the purchase price of the Class B or Class P shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B or Class P shares serviced by them.


SB Growth and Income Fund

Smith Barney Class B and Class P conversion After 8 years, Class B or Class P shares automatically convert into Smith Barney Class A shares. This helps you because Class A shares have lower annual expenses than Class B and Class P shares. Your Class B or Class P shares will convert to Class A shares as follows:

Shares issued:             Shares issued:       Shares issued:
At initial                 On reinvestment of   Upon exchange from
purchase                   dividends and        another Smith Barney
                           distributions        fund
Eight years after the date In same proportion   On the date the
of purchase payment        as the number of     shares originally
                           Class B or Class P   acquired would have
                           shares converting is converted into Class
                           to total Class B or  A shares
                           Class P shares you
                           own (excluding
                           shares issued as
                           dividends)

Smith Barney Class L shares
(available through certain Service Agents)
You buy Smith Barney Class L shares at net asset value with no initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Smith Barney Class L shares receive a commission of up to 1.00% of the Class L shares they sell. Starting on the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Smith Barney Class O shares
(available through certain Service Agents)
You buy Class O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). However, if you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class O shares receive a commission of up to 1.00% of the purchase price of the Class O shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class O shares serviced by them.


                                                      Smith Barney Mutual Funds

Smith Barney Class Y shares
(available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Class 1 shares
(available through certain Service Agents)
Smith Barney Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class 1 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.

                                  Sales Charge Sales Charge Broker/Dealer
                                   as a % of    as a % of     Commission
                                    offering    net amount    as a % of
Amount of purchase                 price (%)   invested (%) offering price
Less than $10,000                    8.50%        9.29%         7.00%
$10,000 but less than $25,000        7.75%        8.40%         6.25%
$25,000 but less than $50,000        6.00%        6.38%         5.00%
$50,000 but less than $100,000       4.50%        4.71%         3.75%
$100,000 but less than $250,000      3.50%        3.63%         3.00%
$250,000 but less than $400,000      2.50%        2.56%         2.00%
$400,000 but less than $600,000      2.00%        2.04%         1.60%
$600,000 but less than $5,000,000    1.00%        1.01%         0.75%
$5,000,000 or more                   0.25%        0.25%         0.20%


SB Growth and Income Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]  Shares exchanged for shares of another Smith Barney fund
[_]  Shares representing reinvested distributions and dividends
[_]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]  On payments made through certain systematic withdrawal plans
[_]  On certain distributions from a retirement plan
[_]  For involuntary redemptions of small account balances
[_]  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Buying shares

       Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                 Your Service Agent may charge an annual account
                 maintenance fee.
 ------------------------------------------------------------------------------
     Through the Qualified retirement plans and certain other investors fund who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 [_]  Write to the fund at the following address to open
                      an account or buy shares:
                     Smith Barney Investment Series
                     Growth and Income Fund
                     (Specify class of shares)
                     c/o PFPC Inc.
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 [_]  Enclose a check to pay for the shares.
                 [_] For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                 [_] Amounts transferred should be at least: $25 monthly or $50 quarterly.
                 [_] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



SB Growth and Income Fund

  Exchanging shares

        Smith You should contact your Service Agent to exchange
       Barney into other Smith Barney mutual funds. Be sure to
     offers a read the prospectus of the Smith Barney mutual fund distinctive into which you are exchanging. An exchange is a tax-
    family of able transaction.
       mutual
        funds [_]  You may exchange shares only for shares of the
  tailored to      same class of another Smith Barney mutual fund.
    help meet      You may exchange Class O shares for Class L shares
          the      of another Smith Barney mutual fund and Class P
      varying      shares for Class B shares of another Smith Barney
     needs of      mutual fund. You may exchange Class 1 shares for
   both large      Class A shares of certain Smith Barney mutual
    and small      funds. Not all Smith Barney funds offer all classes.
    investors [_]  Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the
                   transfer agent for further information.
              [_]  Exchanges of Class A, Class B, Class L and Class 1
                   shares are subject to minimum investment
                   requirements (except for systematic investment plan
                   exchanges), and all shares are subject to the other
                   requirements of the fund into which exchanges are
                   made.
              [_]  If you hold share certificates, the applicable sub-
                   transfer agent must receive the certificates endorsed
                   for transfer or with signed stock powers (documents
                   transferring ownership of certificates) before the
                   exchange is effective.
              [_]  The fund may suspend or terminate your exchange
                   privilege if you engage in an excessive pattern of
                   exchanges.
  ---------------------------------------------------------------------------
    Waiver of Your shares will not be subject to an initial sales charge additional at the time of the exchange.
        sales
      charges Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of
              shares subject to a deferred sales charge. If the fund
              into which you exchange has a higher deferred sales
              charge, you will be subject to that charge. If you ex-
              change at any time into a fund with a lower charge, the
              sales charge will not be reduced.


                                                      Smith Barney Mutual Funds

        ---------------------------------------------------------------
               By If you do not have a brokerage account with a Service telephone Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                  (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
        ---------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your
                  Service Agent or write to the applicable sub-transfer agent at its address on the following page.


SB Growth and Income Fund

  Redeeming shares

      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

                Your redemption proceeds normally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Inc. Registered Repre-sentative, write to Primerica Shareholder Services at the following address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662


                                                      Smith Barney Mutual Funds

                  For all other investors, send your request to PFPC Inc. at the following address:

                      Smith Barney Investment Series
                      Growth and Income Fund
                      (Specify class of shares)
                      c/o PFPC Inc.
                      P.O. Box 9699
                      Providence, RI 02940-9699

                  Your written request must provide the following:

                  [_]  The name of the fund and account number
                  [_] The class of shares and the dollar amount or num-ber of shares to be redeemed
                  [_] Signatures of each owner exactly as the account is registered
     ----------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares by tele-phone in amounts up to $50,000 per day through the fund. You must complete an authorization form to au-thorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New
                  York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primer-ica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                  (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire
                  or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
     ----------------------------------------------------------------------
        Automatic You can arrange for the automatic redemption of a cash portion of your shares on a monthly or quarterly basis. withdrawal To qualify you must own shares of the fund with a value plans of at least $10,000 ($5,000 for retirement plan ac-
                  counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales


SB Growth and Income Fund
         charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

         The following conditions apply:

         [_]  Your shares must not be represented by certificates
         [_]  All dividends and distributions must be reinvested

         For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]  Name of the fund
[_]  Account number
[_]  Class of shares being bought, exchanged or redeemed
[_]  Dollar amount or number of shares being bought, exchanged or redeemed
[_]  Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]  Are redeeming over $50,000
[_] Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]  Changed your account registration
[_]  Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration


                                                      Smith Barney Mutual Funds

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]  Suspend the offering of shares
[_]  Waive or change minimum and additional investment amounts
[_]  Reject any purchase or exchange order
[_]  Change, revoke or suspend the exchange privilege
[_]  Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.


SB Growth and Income Fund

  Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction                             Federal tax status
Redemption or exchange of shares        Usually capital gain or loss; long-
                                        term only if shares owned more
                                        than one year
Distributions of net capital gain       Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)
Distributions of qualified dividend     Qualified dividend income
income
Other ordinary dividends (including     Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income


                                                      Smith Barney Mutual Funds
derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer


SB Growth and Income Fund
agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2000 through October 31, 2003, has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal year ended October 31, 1999 has been audited by other independent auditors.

  For Smith Barney Class 1 shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year   $11.05   $ 13.08   $ 19.03    $21.36    $18.53
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.07      0.05      0.10      0.08      0.09
 Net realized and unrealized gain      2.46     (2.02)    (4.62)     1.11      3.60
-------------------------------------------------------------------------------------
Total income (loss) from operations    2.53     (1.97)    (4.52)     1.19      3.69
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.05)    (0.05)    (0.06)    (0.07)    (0.08)
 Net realized gains                      --        --     (1.37)    (3.45)    (0.78)
 Capital                                 --     (0.01)       --        --        --
-------------------------------------------------------------------------------------
Total distributions                   (0.05)    (0.06)    (1.43)    (3.52)    (0.86)
-------------------------------------------------------------------------------------
Net asset value, end of year         $13.53   $ 11.05   $ 13.08    $19.03    $21.36
-------------------------------------------------------------------------------------
Total return                          22.91%   (15.13)%  (25.18)%    5.39%    20.27%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)   $  536   $   494   $   678    $1,017    $1,122
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.00%     0.99%     0.73%     0.85%     0.84%
 Net investment income                 0.56      0.38      0.62      0.43      0.43
-------------------------------------------------------------------------------------
Portfolio turnover rate                  63%       44%       69%       63%       53%
-------------------------------------------------------------------------------------

/(1)/On May 9, 2003, Class 1 shares were renamed as Smith Barney Class 1 shares. /(2)/ Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For Smith Barney Class A shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year   $11.06   $ 13.07   $ 19.03    $21.35    $18.53
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)          0.02      0.02      0.03      0.04      0.03
 Net realized and unrealized gain
  (loss)                               2.45     (2.02)    (4.61)     1.11      3.60
-------------------------------------------------------------------------------------
Total income (loss) from operations    2.47     (2.00)    (4.58)     1.15      3.63
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.01)    (0.00)*   (0.01)    (0.02)    (0.03)
 Net realized gains                      --        --     (1.37)    (3.45)    (0.78)
 Capital                                 --     (0.01)       --        --        --
-------------------------------------------------------------------------------------
Total distributions                   (0.01)    (0.01)    (1.38)    (3.47)    (0.81)
-------------------------------------------------------------------------------------
Net asset value, end of year         $13.52   $ 11.06   $ 13.07    $19.03    $21.35
-------------------------------------------------------------------------------------
Total return                          22.36%   (15.29)%  (25.51)%    5.14%    19.93%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)   $  278   $   233   $   295    $  215    $  181
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.35%     1.25%     1.17%     1.06%     1.12%
 Net investment income                 0.21      0.12      0.19      0.21      0.15
-------------------------------------------------------------------------------------
Portfolio turnover rate                  63%       44%       69%       63%       53%
-------------------------------------------------------------------------------------

/(1)/On May 9, 2003, Class A shares were renamed as Smith Barney Class A shares. /(2)/ Per share amounts have been calculated using the monthly average shares method.
*     Amount represents less than $0.01 per share.

  For Smith Barney Class B shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                    2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year   $10.66   $ 12.73   $ 18.70    $21.16    $18.48
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                  (0.10)    (0.11)    (0.10)    (0.10)    (0.12)
 Net realized and unrealized gain
  (loss)                               2.35     (1.96)    (4.50)     1.09      3.58
-------------------------------------------------------------------------------------
Total income (loss) from operations    2.25     (2.07)    (4.60)     0.99      3.46
-------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --        --     (1.37)    (3.45)    (0.78)
-------------------------------------------------------------------------------------
Total distributions                      --        --     (1.37)    (3.45)    (0.78)
-------------------------------------------------------------------------------------
Net asset value, end of year         $12.91   $ 10.66   $ 12.73    $18.70    $21.16
-------------------------------------------------------------------------------------
Total return                          21.11%   (16.26)%  (26.10)%    4.36%    19.03%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)   $  117   $   111   $   160    $  232    $  208
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              2.42%     2.28%     2.00%     1.81%     1.87%
 Net investment loss                  (0.85)    (0.91)    (0.65)    (0.54)    (0.60)
-------------------------------------------------------------------------------------
Portfolio turnover rate                  63%       44%       69%       63%       53%
-------------------------------------------------------------------------------------

/(1)/ On May 9, 2003, Class B shares were renamed as Smith Barney Class B shares.
/(2)/ Per share amounts have been calculated using the monthly average shares method.


SB Growth and Income Fund

  For Smith Barney Class L shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                                             2003/(2)/ 2002/(2)/ 2001/(2)/ 2000(2)(3)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $10.94   $ 13.00   $ 19.04     $18.49
------------------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                                           (0.03)    (0.07)    (0.08)     (0.02)
 Net realized and unrealized gain (loss)                        2.42     (1.99)    (4.59)      0.57
------------------------------------------------------------------------------------------------------
Total income (loss) from operations                             2.39     (2.06)    (4.67)      0.55
------------------------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                                               --        --     (1.37)        --
------------------------------------------------------------------------------------------------------
Total distributions                                               --        --     (1.37)        --
------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $13.33   $ 10.94   $ 13.00     $19.04
------------------------------------------------------------------------------------------------------
Total return                                                   21.85%   (15.85)%  (25.99)%     2.97%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                $5,696   $ 4,516   $ 5,774     $  205
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                                       1.80%     1.89%     1.85%      1.71%+
 Net investment loss                                           (0.25)    (0.52)    (0.49)     (1.23)+
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           63%       44%       69%        63%
------------------------------------------------------------------------------------------------------

/(1)/On May 9, 2003, Class L shares were renamed as Smith Barney Class L shares. /(2)/Per share amounts have been calculated using the monthly average shares method.
/(3)/For the period from October 9, 2000 (inception) to October 31, 2000.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

  For Smith Barney Class O shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                          2003/(2)/ 2002/(2)/ 2001/(2)(3)/
---------------------------------------------------------------------------
Net asset value, beginning of year         $10.97   $ 13.04     $ 16.55
---------------------------------------------------------------------------
Income(Loss) From Operations:
  Net investment income(loss)                0.01     (0.06)      (0.03)
  Net realized and unrealized gain(loss)     2.42     (2.01)      (3.48)
---------------------------------------------------------------------------
Total income(loss) from operations           2.43     (2.07)      (3.51)
---------------------------------------------------------------------------
Net asset value, end of year               $13.40   $ 10.97     $ 13.04
---------------------------------------------------------------------------
Total return                                22.15%   (15.87)%    (21.21)%++
---------------------------------------------------------------------------
Net Assets, End of Year (000s)             $1,566   $ 1,595     $ 2,453
---------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                   1.52%     1.82%       1.53%+
  Net investment loss                        0.05     (0.45)      (0.18)+
---------------------------------------------------------------------------
Portfolio turnover rate                        63%       44%         69%
---------------------------------------------------------------------------

/(1)/On May 9, 2003, Class O shares were renamed as Smith Barney Class O shares. /(2)/Per share amounts have been calculated using the average shares method. /(3)/For the period from December 8, 2000 (inception date) to October 31, 2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



                                                      Smith Barney Mutual Funds

  For Smith Barney Class P shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                           2003/(2)/ 2002/(2)/ 2001/(2)(3)/
----------------------------------------------------------------------------
Net asset value, beginning of year         $ 11.00   $ 13.04     $ 16.55
----------------------------------------------------------------------------
Income (Loss) from operations:
  Net investment income (loss)                0.01     (0.03)      (0.03)
  Net realized and unrealized gain (loss)     2.43     (2.01)      (3.48)
----------------------------------------------------------------------------
Total income (loss) from operations           2.44     (2.04)      (3.51)
----------------------------------------------------------------------------
Net asset value, end of year               $ 13.44   $ 11.00     $ 13.04
----------------------------------------------------------------------------
Total return                                 22.18%   (15.64)%    (21.21)%++
----------------------------------------------------------------------------
Net Assets, End of Year (000s)             $22,993   $26,301     $47,719
----------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                    1.51%     1.61%       1.53%+
  Net investment income (loss)                0.06     (0.23)      (0.20)+
----------------------------------------------------------------------------
Portfolio turnover rate                         63%       44%         69%
----------------------------------------------------------------------------

/(1)/On May 9, 2003, Class P shares were renamed as Smith Barney Class P shares. /(2)/Per share amounts have been calculated using the average shares method. /(3)/For the period from December 8, 2000 (inception date) to October 31, 2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

  For Smith Barney Class Y shares/(1)/ of beneficial interest outstanding throughout each year ended October 31:

                                           2003/(2)/   2002/(2)/   2001/(2)(3)/
-------------------------------------------------------------------------------
Net asset value, beginning of year          $11.08    $ 13.08       $ 16.55
-------------------------------------------------------------------------------
Income (Loss) from operations:
  Net investment income                       0.11       0.09          0.10
  Net realized and unrealized gain (loss)     2.44      (2.01)        (3.51)
-------------------------------------------------------------------------------
Total income (loss) from operations           2.55      (1.92)        (3.41)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (0.08)     (0.07)        (0.06)
  Capital                                       --      (0.01)           --
-------------------------------------------------------------------------------
Total distributions                          (0.08)     (0.08)        (0.06)
-------------------------------------------------------------------------------
Net asset value, end of year                $13.55    $ 11.08       $ 13.08
-------------------------------------------------------------------------------
Total return                                 23.16%    (14.77)%      (20.65)%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  174    $   136       $   161
-------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                    0.67%      0.67%         0.67%+
  Net investment income                       0.88       0.70          0.68+
-------------------------------------------------------------------------------
Portfolio turnover rate                         63%        44%           69%
-------------------------------------------------------------------------------

/(1)/On May 9, 2003, Class Y shares were renamed Smith Barney Class Y shares. /(2)/Per share amounts have been calculated using the average shares method. /(3)/For the period from December 8, 2000 (inception date) to October 31, 2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




SB Growth and Income Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

SB Growth and Income Fund

An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Re-presentative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.
(Investment Company Act file no. 811-05018)
FD02013 02/04

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018



                                  PROSPECTUS


                            SB Government Portfolio



                               February 27, 2004

                        Salomon Brothers Class B Shares


         Salomon Brothers Class B shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

        The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



     INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE
                                     VALUE

 CONTENTS

Investments, Risks and Performance  2
More on the Fund's Investments....  5
Management........................  7
Share Transactions................  9
Distributions, Dividends and Taxes 10
Share Price....................... 11
Financial Highlights.............. 12


         SB Government Portfolio -         1

 INVESTMENTS, RISKS AND PERFORMANCE

 Investment       The fund seeks high current return consistent with preservation of capital.
 objective
---------------------------------------------------------------------------------------------------------
 Key investments  Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government mortgage-related securities are backed by the full faith and credit of the U.S.
                  Treasury, some are supported by the right of the issuer to borrow from the U.S.
                  government and some are backed only by the credit of the issuer itself.

                  The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.
---------------------------------------------------------------------------------------------------------
 How the          The manager focuses on identifying undervalued sectors and securities.
 manager          Specifically, the manager:
 selects the
 fund's           . Determines sector and maturity weightings based on intermediate and long-term
 investments        assessments of the economic environment and relative value factors based on interest rate outlook
                  . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
                  . Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
---------------------------------------------------------------------------------------------------------
 Principal risks  Investors could lose money on their investment in the fund, or the fund may not of investing in  perform as well as other investments if:
 the fund
                  . Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio
                  . Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities
                  . Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
                  . The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect
                  . Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund's portfolio
                  . Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of issuers
                  . The fund is permitted to invest in securities of any maturity. Because short-term rates tend to be lower than long-term rates, the fund's income may be lower to the extent it invests in shorter-term securities


         SB Government Portfolio -         2

 Who may        The fund may be an appropriate investment if you:
 want to
 invest in the  . Are seeking income consistent with preservation of capital and
 fund           . Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities
-----------------------------------------------------------------------------------------------

 Performance information
 The following bar chart and table can help                                         [CHART]
 you evaluate the risks and performance of
 the fund. The bar chart shows the total                       Total Return for Class A shares
 returns of the fund's Smith Barney Class A
 shares for the calendar years indicated. The                2000       14.06%
 table compares the average annual returns                   2001        5.87%
 for the fund's Class A shares to the                        2002        7.92%
 performance of a broad-based securities                     2003        0.72%
 market index. The chart and table show the
 performance of the fund's Class A shares                      Calendar years ended December 31
 because Salomon Brothers Class B shares
 are newly offered. Only Class B shares are
 offered in this prospectus. The bar chart and
 the Average Annual Total Returns table do
 not reflect the impact of any fees that are
 paid by the separate accounts or qualified
 plans through which shares of the fund are
 sold. If they did, the returns would be lower
 than those shown. The performance for the
 fund's Class A shares in the Average
 Annual Total Returns table reflects the
 reinvestment of distributions and
 dividends. The fund's past performance is
 not necessarily an indication of how the
 fund will perform in the future.
 Highest and Lowest Quarter Returns
 (for periods shown in the bar chart)
 Class A Shares*
 Highest: 5.92 in 4th Quarter 2000
 Lowest: (2.07)% in 3rd Quarter 2003
-----------------------------------------------------------------------------------------------

 Risk return table

 Average Annual Total Returns (for periods ended 12/31/03)
                                           1 Year Since Inception Inception Date
 Class A Shares*                            0.72%      6.34%         09/15/99
 Lehman Brothers Government Bond Index(1)   2.36%      7.82%               (2)

  * Class A shares are not offered in this prospectus. Class A shares and Salomon Brothers Class B shares are invested in the same portfolio of securities but Salomon Brothers Class B shares are expected to have higher expenses and correspondingly lower annual returns.
(1) The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the Index. An index does not reflect deductions for fees and expenses.
(2) Index comparison begins on 09/30/99.


         SB Government Portfolio -         3

This table sets forth the fees and expenses you may pay if you invest in Class B shares of the fund. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.


 Fee table

  Shareholder fees (fees paid directly from your investment)              None
  Annual fund operating expenses(1) (expenses deducted from fund assets)
    Management fee                                                        0.60%
    Distribution and service (12b-1) fees                                 0.25%
    Other expenses                                                        0.08%
    Total annual fund operating expenses*                                 0.93%

  * Because of a voluntary expense limitation, total ordinary operating expenses will not exceed 1.05% . This expense limitation may be modified or terminated at any time.
(1) Based on estimated fees and expenses.

--------------------------------------------------------------------------------

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold.


 Example

  Number of years you own your Class B shares  1 year 3 years 5 years 10 years
                                                $95    $296    $515    $1,143

The example assumes: . You invest $10,000 in the fund for the period shown
                     . Your investment has a 5% return each year
                     . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


         SB Government Portfolio -         4

 MORE ON THE FUND'S INVESTMENTS

 Derivative     The fund may, but need not, use derivative contracts, such as futures and options
 transactions   on securities or securities indices; options on these futures; and interest rate swaps for any of the following purposes:

                . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices or interest rates
                . As a substitute for buying or selling securities
                . As a cash flow management technique
                . To enhance the fund's return

                A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices.
                Even a small investment in derivative contracts can have a big impact on the fund's market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------------------------------
 Mortgage       The fund may engage in mortgage dollar roll transactions where the fund sells a
 dollar rolls   U.S. agency mortgage-backed security that it holds to a financial institution such as a bank or broker-dealer and simultaneously agrees to purchase, at a later date, another U.S. agency mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages, at an agreed upon price, which is typically lower than the sale price. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the manager's ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date for the purchase, the mortgage securities decline in value due to market conditions or prepayments on the underlying mortgages.
--------------------------------------------------------------------------------------------------------
 Interest rate  In general, the prices of debt securities rise when interest rates fall, and fall when
 risk           interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.
--------------------------------------------------------------------------------------------------------
 Portfolio      The fund may engage in active and frequent trading to achieve its principal
 turnover       investment strategies. Frequent trading increases transaction costs, which could detract from the fund's performance. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------------------------------
 Short-term     While the fund intends to be substantially invested in U.S. government debt
 and            securities, the fund may maintain a portion of its assets (normally not more than
 defensive      10%) in money market instruments and/or cash to pay expenses and meet
 investments    redemption requests.

                Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.


         SB Government Portfolio -         5

 Goals/    The fund's goal and investment policies generally may be changed by the trustees policies  without shareholder approval.

           The fund has a policy to invest at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days' prior notice to shareholders.
----------------------------------------------------------------------------------------------------
 Master/   The fund may seek to achieve its investment objective in the future by investing its
 feeder    assets in one or more investment companies. Shareholders of the fund will be given
 option    at least 30 days' prior notice of any such investment.

           The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information
           ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.


         SB Government Portfolio -         6

 MANAGEMENT

The fund's manager, Smith Barney Fund Management LLC, selects the fund's investments and oversees its operations. The manager is a subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. The manager's address is 399 Park Avenue, New York, New York 10022.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

 The portfolio  Roger Lavan and Francis Mustaro are responsible for the day-to-day management
 managers       of the fund's investment portfolio. Mr. Lavan has been an investment officer of the manager and a managing director of Salomon Brothers Asset Management Inc. for the past five years. Mr. Mustaro has been an investment officer of the manager and a director of Citibank, N.A. for the past five years.
-----------------------------------------------------------------------------------------------------
 Management     For the fiscal year ended October 31, 2003, the manager received a fee of 0.60% of
 fee            the average daily net assets of the fund.
-----------------------------------------------------------------------------------------------------
 Recent         During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an
 developments   affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a
                CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

                CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

                CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

                CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

                PFPC Inc. serves as the transfer agent for the Salomon Brothers Class B shares of the fund.


         SB Government Portfolio -         7

 Service plan  The fund has adopted a Rule 12b-1 service plan for its Salomon Brothers Class B shares. Under the plan, Class B shares pay distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial.
               The manager or an affiliate may make similar payments under similar arrangements.


         SB Government Portfolio -         8

 SHARE TRANSACTIONS

 Availability  Individuals may not purchase shares directly from the fund. You should read the
 of shares     prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the fund.

               The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Shares of the fund are sold at net asset value.

               The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies'
               separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

               The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.
--------------------------------------------------------------------------------------------------------
 Redemption    Redemption requests may be placed by separate accounts of participating insurance
 of shares     companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

               . the New York Stock Exchange is closed;
               . trading on the New York Stock Exchange is restricted;
               . an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
               . as permitted by SEC order in extraordinary circumstances.
--------------------------------------------------------------------------------------------------------
 Excessive     Excessive trading of fund shares can harm the fund and its shareholders. However,
 exchange      the fund's shares are offered exclusively to insurance company separate accounts transactions  that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these separate accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


         SB Government Portfolio -         9

 DISTRIBUTIONS, DIVIDENDS AND TAXES

 Taxes  The fund intends to qualify and be taxed as a "regulated investment company"
        under Subchapter M of the Internal Revenue Code of 1986, as amended (the
        "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
---------------------------------------------------------------------------------------------


Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.


The fund normally pays dividends and distributes capital gains, if any, as follows:

                      Income        Capital    Distributions
                     Dividend        Gain         Mostly
                   Distributions Distributions     From
                     Annually      Annually       Income

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

--------------------------------------------------------------------------------

         SB Government Portfolio -         10

 SHARE PRICE

The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The price of the fund's shares is based on the fund's net asset value. The fund calculates its net asset value every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.


         SB Government Portfolio -         11

 FINANCIAL HIGHLIGHTS

Salomon Brothers Class B shares are newly offered. The fund has offered Class A shares since September 15, 1999. The table below shows the financial highlights for Class A shares. Class A shares and Class B shares are invested in the same portfolio of securities, but Class B shares are expected to have higher expenses.

The financial highlight table is intended to help you understand the performance of the fund since inception. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended October 31, 2003, 2002, 2001 and 2000 have been audited by KPMG LLP, independent auditors, whose report along with the fund's financial statements are included in the annual report (available upon request). The information in the following table for the period ended October 31, 1999 has been audited by other independent auditors. Prior to May 5, 2003, the Fund was known as Smith Barney Government Portfolio. On May 5, 2003, all outstanding shares of the fund were designated Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares.

Class A Shares

-----------------------------------------------------------------------------------------------
                                                  2003(1)   2002(1)    2001   2000(1)  1999(2)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $  11.74    $ 11.44  $ 10.62  $10.13  $10.00
                                                --------    -------  -------  ------  ------
Income From Operations:
   Net investment income(3)(4)                      0.33       0.35     0.52    0.53    0.05
   Net realized and unrealized gain (loss)(4)      (0.23)      0.13     0.87    0.12    0.08
                                                --------    -------  -------  ------  ------
   Total Income From Operations                     0.10       0.48     1.39    0.65    0.13
                                                --------    -------  -------  ------  ------
Less Distributions From:
   Net investment income                           (0.16)     (0.11)   (0.57)  (0.16)     --
   Net realized gains                                 --      (0.07)      --      --      --
                                                --------    -------  -------  ------  ------
   Total Distributions                             (0.16)     (0.18)   (0.57)  (0.16)     --
                                                --------    -------  -------  ------  ------
Net Asset Value, End of Year                    $  11.68    $ 11.74  $ 11.44  $10.62  $10.13
                                                ========    =======  =======  ======  ======
Total Return(5)                                     0.87%++    4.20%   13.56%   6.55%   1.30%++
Net Assets, End of Year (000s)                  $127,378    $84,104  $13,410  $4,996  $5,066
Ratios to Average Net Assets:
   Interest expense                                   --       0.03%      --      --      --
   Operating expense                                0.68%+     0.77     0.80%   0.80%   0.80%+
   Total expense(3)(6)                              0.68%+     0.80     0.80    0.80    0.80+
   Net investment income(4)                         2.91+      3.17     4.47    5.19    4.36+
Portfolio Turnover Rate(7)                            83%       145%      90%      0%      0%

                 --------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                          Expense Ratios Without Fee Waivers
  Net Investment Income Per Share Decreases                 and/or Expense Reimbursements
-----------------------------------------------     -----------------------------------------------
   2002         2001         2000         1999         2002         2001         2000         1999
----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $0.02        $0.06        $0.13        $0.04        1.00%        1.30%        2.06%       3.73%+

(4) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Without adoption of changes in the accounting method for the fund, for the year ended October 31, 2002, those amounts would have been $0.36, $0.12 and 3.32% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(5) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(6) As a result of voluntary expense limitation, the expense ratio will not exceed 0.80% for Class A shares.
(7) Excluding mortgage dollar roll transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


         SB Government Portfolio -         12

--------------------------------------------------------------------------------

                            SB Government Portfolio

--------------------------------------------------------------------------------

                     Additional information about the fund

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

Statement of Additional Information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

.. You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling the fund at 1-800-446-1013, or by writing to the fund at 125 Broad Street, New York, New York 10004.

.. Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
   Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-05018)

FD02764

                                                                    Rule 497(c)
                                                         File Nos.  33-11716
                                                                    811-05018

                                    [GRAPHIC]



FEBRUARY 27, 2004

PROSPECTUS
AND
APPLICATION

[LOGO]




SB Growth and Income Fund
--------------------------------------------------------------------------------




[_] Salomon Brothers Classes of Shares

The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS

            Fund goal, strategies and risks.....................  2
            More on the fund's investments......................  5
            Management..........................................  7
            Choosing a class of shares to buy...................  8
            Buying shares and exchanging shares................. 13
            Redeeming shares.................................... 15
            Other things to know about share transactions....... 16
            Dividends, distributions and taxes.................. 18
            Financial highlights................................ 19

                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                         SB Growth and Income Fund -         1

 FUND GOAL, STRATEGIES AND RISKS

 Investment    The fund seeks reasonable growth and income.
 objectives
-----------------------------------------------------------------------------------------------------
 Principal     The fund invests in a portfolio consisting principally of equity securities, including
 investment    convertible securities, that provide dividend or interest income. However, it may
 strategies    also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").
-----------------------------------------------------------------------------------------------------
 How the       The manager emphasizes individual security selection while spreading the fund's
 manager       investments among industries and sectors for broad market exposure. The manager
 selects the   seeks to construct an investment portfolio whose weighted average market
 fund's        capitalization is similar to the S&P 500 Index. The manager uses fundamental
 investments   analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.
-----------------------------------------------------------------------------------------------------
 Principal     Investors could lose money on their investment in the fund, or the fund may not
 risks of      perform as well as other investments, if:
 investing in
 the fund      . Stock prices decline generally or stocks perform poorly relative to other types of investments
               . Large capitalization companies fall out of favor with investors
               . Companies in which the fund invests suffer unexpected losses or lower than expected earnings
               . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
               . The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

               The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.
-----------------------------------------------------------------------------------------------------
 Who may       The fund may be an appropriate investment if you:
 want to
 invest        . Are seeking to participate in the long-term growth potential of the U.S. stock market and
               . Are willing to accept the risks of the stock market


                         SB Growth and Income Fund -         2

 Performance                                                                                       Total Return for Smith
 This bar chart                                    [CHART]                                         Barney Class 1 Shares*
 indicates the risks                                                                               * Performance for
 of investing in the                                                                               Salomon Brothers Class
 fund by showing        1994   1995   1996   1997   1998   1999    2000    2001     2002     2003  A, B, 2, O and Y shares is
 changes in the        ------  -----  -----  -----  -----  -----  ------  -------  -------  ------ not provided because these
 performance of the    (3.17)  36.57  17.93  24.47  19.32  16.77  (9.37)  (11.53)  (22.77)   31.01 classes do not have a full
 fund's Smith Barney                                                                               calendar year of
 Class 1 shares from                                                                               performance. Although
 year to year. Past                                                                                Smith Barney Class 1
 performance, before                                                                               shares are not offered in
 and after taxes,                                                                                  this prospectus, they are
 does not necessarily                                                                              invested in the same
 indicate how the                                                                                  portfolio of securities as
 fund will perform in                                                                              the Salomon Brothers
 the future. This bar                                                                              Classes of shares. Smith
 chart shows the                                                                                   Barney Class 1 shares'
 performance of the                                                                                annual returns will differ
 fund's Smith Barney                                                                               from the returns earned
 Class 1 shares (the                                                                               by the classes of shares
 fund's oldest class                                                                               offered in this prospectus
 of shares) for each                                                                               to the extent that the
 full calendar year                                                                                classes have different fees
 since the fund's                                                                                  and expenses. The returns
 inception. The chart                                                                              shown have not been
 does not reflect                                                                                  restated to reflect these
 sales charges, which                                                                              different fees and expenses
 would reduce your                                                                                 or the imposition of the
 return.                                                                                           sales load applicable to the
 Highest and lowest                                                                                Salomon Brothers Class
 quarterly returns                                                                                 A, B, 2, O and Y shares.
 (for periods shown
 in the bar chart):
 Highest: 19.51% in
 4th quarter 1998;
 Lowest: (18.28)% in
 3rd quarter 2002.
-------------------------------------------------------------------------------------------------------------------------------

 Performance table
 This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

 Average Annual Total Returns for Smith Barney Class 1 Shares* (Calendar
 Years Ended December 31, 2003)
                                                      1 year 5 years  10 years
 Smith Barney Class 1
    Return before taxes                               19.90%  (2.81)%   7.22%
    Return after taxes on distributions               19.72%  (3.95)%   4.88%
    Return after taxes on distributions and sale      12.92%  (2.67)%   5.19%
    of fund shares
    S&P 500 Index+                                    28.67%  (0.57)%  11.06%

+  Index performance reflects no deductions for fees, expenses or taxes.
   It is not possible to invest directly in the index.
* Performance for Salomon Brothers Class A, B, 2, O and Y shares is not provided because these classes do not have a full calendar year of performance. Although Smith Barney Class 1 shares are not offered in this prospectus, they are invested in the same portfolio of securities as the Salomon Brothers Classes of shares. Smith Barney Class 1 shares' annual returns will differ from the returns earned by the classes of shares offered in this prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, 2, O and Y shares.

Comparative performance
This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class 1 shares for the periods shown with that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                         SB Growth and Income Fund -         3

 Fee table


                                                 Salomon Brothers                Fees and Expenses
 Shareholder fees (paid directly      ---------------------------------------    This table sets forth the
 from your investment)                Class A Class B Class 2 Class O Class Y    fees and expenses you
 Maximum sales charge on purchases                                               may pay if you invest in
 (as a % of offering price)           5.75%*    None    None    None    None     fund shares.
 Maximum deferred sales charge on
 redemptions                           None*   5.00%   1.00%    None    None
 Annual fund operating expenses
 (paid by the fund as a % of net
 assets)
   Management fees**                   0.64%   0.64%   0.64%   0.64%   0.64%
   Distribution and service
   (12b-1) fees                        0.25%   1.00%   1.00%    None    None
   Other expenses***                   0.36%   0.36%   0.36%   0.36%   0.30%
   Total annual fund operating
   expenses                            1.25%   2.00%   2.00%   1.00%   0.94%
 * If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** The fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
*** Other expenses are based on estimated amounts for the current fiscal year.
------------------------------------------------------------------------------

 Example

 Number of years you own your                                                    This example helps you
 Salomon Brothers shares               1 Year    3 Years    5 Years    10 Years  compare the costs of
 Your cost would be                                                              investing in the fund
 Class A                                $695      $949      $1,222      $1,999   with the costs of
 Class B (redemption at end of                                                   investing in other
 period)                                $703      $927      $1,178      $2,043*  mutual funds. Your
 Class B (no redemption)                $203      $627      $1,078      $2,043*  actual costs may be
 Class 2 (redemption at end of                                                   higher or lower.
 period)                                $303      $627      $1,078      $2,327
 Class 2 (no redemption)                $203      $627      $1,078      $2,327
 Class O                                $102      $318      $  552      $1,225
 Class Y                                $ 96      $300      $  520      $1,155
 The example assumes: . You invest $10,000 in the fund for the period shown
                      . Your investment has a 5% return each year
                      . You reinvest all distributions and dividends
                        without a sales charge
                      . The fund's operating expenses (before fee
                        waivers and/or expense reimbursements, if any)
                        remain the same
                      . You redeem your shares at the end of the period
                        (unless otherwise indicated)

 * Assumes conversion to Salomon Brothers Class A shares approximately seven years after purchase.

         SB Growth and Income Fund -         4

 MORE ON THE FUND'S INVESTMENTS

The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information
("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
-------------------------------------------------------------------------------------------------------
 Equity securities      Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.
-------------------------------------------------------------------------------------------------------
 Foreign investments    The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S.
                        dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union
                        (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.


         SB Growth and Income Fund -         5

 Derivatives and hedging  The fund may, but need not, use derivative contracts, such as futures
 techniques               and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                          . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                          . As a substitute for buying or selling securities
                          . As a cash flow management technique
                          . To enhance return

                          A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can
                          disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

                          The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
-------------------------------------------------------------------------------------------------------
 Short sales              The fund may engage in short sales. Losses from short sales may be unlimited.
-------------------------------------------------------------------------------------------------------
 Defensive investing      The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-
                          term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-------------------------------------------------------------------------------------------------------
 Special restriction      The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

                          Except for this special restriction, the fund's goals and strategies may be changed without shareholder approval.


         SB Growth and Income Fund -         6

 MANAGEMENT

 Manager              The fund's investment manager is Smith Barney Fund Management LLC
                      ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees the fund's investment operations. The manager and CGM are subsidiaries of
                      Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--
                      and use diverse channels to make them available to consumer and corporate customers around the world.

                      Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the funds. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

                      Michael Kagan, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994.

                      Kevin Caliendo, investment officer of the manager and managing director of CGM, has co-managed the fund's portfolio since November
                      10, 2003. Mr. Caliendo has been with the manager since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible
                      Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from
                      1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.
-------------------------------------------------------------------------------------------------
 Recent developments  During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp
                      Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate.
                      The sub-contractor's business was later taken over by PFPC Inc. and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

                      CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

                      CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that


                         SB Growth and Income Fund -         7

                 the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

                 CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

                 PFPC Inc. serves as the transfer agent for the Salomon Brothers share classes of the fund.
-------------------------------------------------------------------------------------------
 Management fee  For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.64% of the fund's average daily net assets.

 CHOOSING A CLASS OF SHARES TO BUY

 Share classes  You can choose among four classes of shares: Salomon Brothers Class A, B, 2 or Y. If you already own Salomon Brothers Class O shares of another fund, you may also be eligible to purchase Class O shares of this fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs.
                When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
----------------------------------------------------------------------------------------------------
 Investment     Minimum initial investment amounts vary depending on the nature of your
 minimums       investment account.


                                                        Initial Investment        Additional
                                                                                  Investments

                                                       Salomon     Salomon     Salomon   Salomon
                                                       Brothers    Brothers    Brothers  Brothers
                                                      Classes A,   Class Y    Classes A, Class Y
                                                       B, 2, O                 B, 2, O
General                                                  $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed            $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gifts or Transfers to Minor
Accounts
Qualified Retirement Plans*                              $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                      $25         n/a         $25       n/a
Pre-authorized Check Plan                                $25         n/a         $25       n/a

 *Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue
 Code, including 401(k) plans.
--------------------------------------------------------------------------------------------------------------------
 Comparing             Your Financial Consultant can help you decide which class meets your goals. Your
 classes               Financial Consultant may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the Fee table and Example at the front of this prospectus carefully. Fees and expenses may vary over time.


         SB Growth and Income Fund -         8

 Distribution  The fund has adopted Rule 12b-1 distribution plans for its Salomon Brothers Class
 plans         A, B and 2 shares. Under each plan, the fund pays distribution and/or service fees.
               These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

               In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources.
               The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
-----------------------------------------------------------------------------------------------------

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES

                      Class A           Class B            Class 2            Class O           Class Y
Key features     .Initial sales    .No initial sales  .No initial sales  .Only available   .No initial or
                  charge            charge             charge             to existing       deferred sales
                 .You may          .Deferred sales    .Deferred sales     Class O           charge
                  qualify for       charge declines    charge for only    shareholders of  .Must invest at
                  reduction or      over time          1 year             a Salomon         least $2.5
                  waiver of        .Converts to       .Higher annual      Brothers fund     million
                  initial sales     Class A after 7    expenses than     .No initial or    .Lower
                  charge            years              Class A            deferred sales    expenses than
                 .Generally        .Higher annual     .Does not           charge            most other
                  lower annual      expenses than      convert to        .Lower annual      classes
                  expenses than     Class A            Class A shares     expenses than
                  Class B and                                             Class A, B
                  Class 2                                                 and 2
Initial sales    .Up to 5.75%;     .None              .None              .None             .None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $1 million or
                  more
Deferred sales   .1.00% on         .Up to 5.00%       .1.00% if you      .None             .None
charge            purchases of      charged when       redeem within
                  $1 million or     you redeem         1 year of
                  more if you       shares. The        purchase
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time and there
                                    is no deferred
                                    sales charge
                                    after 6 years
Annual           .0.25% of         .1.00% of          .1.00% of          .None             .None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets
Exchangeable     .Class A shares   .Class B shares    .Class 2 shares    .Class O shares   .Class Y shares
into              of any of the     of any of the      of any of the      of any of the     of any of the
                  Salomon           Salomon            Salomon            Salomon           Salomon
                  Brothers funds    Brothers funds     Brothers funds     Brothers funds    Brothers funds
                  and Salomon       and Salomon        and Salomon        and Salomon       and Salomon
                  Brothers Class    Brothers Class     Brothers Class     Brothers Class    Brothers Class
                  A shares of any   B shares of any    2 shares of any    O shares of any   Y shares of any
                  of the SB funds   of the SB funds    of the SB funds    of the SB funds   of the SB funds



         SB Growth and Income Fund -         9

 SALOMON BROTHERS CLASS A SHARES


Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

The table below indicates the sales charge on Class A shares of the fund.

                                                                       Broker/Dealer
                                            Sales charge  Sales charge   Commission
                                              as % of       as % of      as a % of
Amount of Investment                       offering price  net amount  offering price
Less than $50,000                              5.75%         6.10%          5.00%
$50,000 but less than $100,000                 4.50%         4.71%          4.00%
$100,000 but less than $250,000                4.00%         4.17%          3.50%
$250,000 but less than $500,000                2.75%         2.83%          2.50%
$500,000 but less than $1 million              2.25%         2.30%          2.00%
$1 million or more*                             -0-           -0-       up to 1.00%**

* You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans, you will not be subject to a deferred sales charge. See the description under "Class B deferred sales charge" as to how the deferred sales charge is calculated.
** The fund's distributor may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund's distributor will retain the service fee. In cases where the broker/dealer or other intermediary does not receive a payment of up to 1.00% from the fund's distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase.

Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds and Salomon Brothers Class A shares of the SB funds (excluding Class A shares of Salomon Brothers Cash Management Fund ("Cash Management Fund") or Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Market Fund") to take advantage of the breakpoints in the sales charge schedule.

.. Accumulation privilege--lets you add the current value of Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds already owned by you or your spouse and your children under the age of 21 (except for Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.


                         SB Growth and Income Fund -         10

[LOGO] Salomon Brothers
Mutual Funds

Supplement to Salomon Brothers Mutual Funds Application (Retail and IRA)
--------------------------------------------------------------------------------
In Addition To Primary Application, All Fields Below Must Be Completed For Each Owner

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

(right triangle)1a. Account Registration

To be used for the following types of accounts:
    --Individual/Joint
    --Uniform Gifts/Transfers to Minors
    --Corporate/ Partnerships/Trusts
    --Foreign Accounts
     (For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)




Owner 1               Name of Owner or Authorized Signer -----------------------------
                 Address (P.O. Boxes must be accompanied
                                    by a street address) -----------------------------

                                   City, State, Zip Code -----------------------------

                                           Date of Birth -----------------------------

        Social Security Number/Tax Identification Number -----------------------------



Owner 2               Name of Owner or Authorized Signer -----------------------------
                 Address (P.O. Boxes must be accompanied
                                    by a street address) -----------------------------

                                   City, State, Zip Code -----------------------------

                                           Date of Birth -----------------------------

        Social Security Number/Tax Identification Number -----------------------------



Owner 3               Name of Owner or Authorized Signer -----------------------------
                 Address (P.O. Boxes must be accompanied
                                    by a street address) -----------------------------

                                   City, State, Zip Code -----------------------------

                                           Date of Birth -----------------------------

        Social Security Number/Tax Identification Number -----------------------------

Corporate Accounts:
A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

Partnership Accounts:
A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a true and complete copy and is in full force and effect, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

Trust Accounts:
A certified copy of the trust agreement and/or amendment to the trust agreement naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. Certification should appear on the document in the following format:

   "This document is a true and complete copy of the original and is in full force and effect."

          Name of Bank or Brokerage Firm

          By: ______________________ Authorized Signature_______________________

          Date: __________________

Foreign Accounts:
Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

    SB Growth and Income Fund

Account Application
       Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
1. Type of Account (Please print)
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL    [_] JOINT             Social Security No. or Taxpayer I.D. No.
Name
    ------------------------------      ----------------------------------------
Joint Registrant (if any)/1,2/          Social Security No. or Taxpayer I.D. No.
Name
    ------------------------------      ----------------------------------------
/1/ Use only the Social Security Number or Taxpayer Identification Number of
    the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed
by law)
Name of Adult Custodian (only one permitted)
Name
    ------------------------------------------
Minor's Date of Birth
                      -------------
Name of Minor (only one permitted)                   Minor's Social Security No.
Name
    ------------------------------------------       ---------------------------
                (Account will not be opened without minor's Social Security No.)
under the                                  Uniform Gifts/Transfer to Minors Act.
          ---------------------------
          State of Residence of Minor
--------------------------------------------------------------------------------
[_] CORPORATION    [_] PARTNERSHIP      Social Security No. or Taxpayer I.D. No.
[_] TRUST*         [_] OTHER
                                        ----------------------------------------
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.) Name of Corporation, Partnership, or Other
                                           -------------------------------------
--------------------------------------------------------------------------------
Name(s) of Trustee(s)
                     -----------------------------------------------------------
* If a Trust, include date of trust instrument and list trustees if they are to be named in the registration. Date of the Trust Agreement
                                                             -------------------
--------------------------------------------------------------------------------
2. Mailing Address
Street or P.O. Box
                   -------------------------------------------------------------
                   -------------------------------------------------------------
City                                  State       Zip
    --------------------------------        ----      ----------
Business Telephone                           Home Telephone
                  ------------------                        --------------------
--------------------------------------------------------------------------------
3. Investment Information
Method of Investment
[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
[_] I have enclosed a check for the minimum of $25 and completed the Automatic
    Investment Plan information in Section 10.
[_] I purchased ____ shares of __________ through my broker on ____/____/____.
    Confirm # ________
Please make my investment in the Salomon Brothers Class designated below:

 Class A   Class B    Class 2    Class Y                        Investment
-----------------------------------------------------------------------------
________   ________   ________   ________                      $__________
________   ________   ________   ________                      $__________
________   ________   ________   ________                      $__________
________   ________   ________   ________                      $__________
________   ________   ________   ________                      $__________
                                      Total Investment Amount  $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Reduced Sales Charge (Available for Class A Shares Only)
Method of Investment
Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No
[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund                                     Account No. or Social Security No.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000 [_] $1,000,000
--------------------------------------------------------------------------------
5. Dividend and Capital Gains Distributions
Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends                            Capital Gains
[_] I wish to reinvest dividends     [_] I wish to reinvest capital gains in
    in the same Fund.                    the same Fund.
[_] I wish to have dividends         [_] I wish to have capital gains paid in
    paid in cash.                        cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[_] Please reinvest dividends and capital gains from the Fund to the _____ Fund.

Optional Features
--------------------------------------------------------------------------------
6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly           [_] Quarterly         [_] Startup Month/Year: ________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:              Wire transfers to:

[_] Address of Record               [_] Bank of Record (named in Section 10)
    (named in Section 2)

Name
         -----------------------------------------------------------------------
Address
         -----------------------------------------------------------------------
City                                     State         Zip
     ----------------------------------        ----        ---------------------
--------------------------------------------------------------------------------
7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$  __________   into the _____________________ Fund, Account # _________________
  $25 Minimum
$  __________   into the _____________________ Fund, Account # _________________
  $25 Minimum
$  __________   into the _____________________ Fund, Account # _________________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

[_] Monthly   [_] Every alternate month [_] Other ____________________

[_] Quarterly [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.


 JOHN DOE                                                               000
 123 Main Street
 Anywhere, USA 12345

 _______________________________________________________________ $ ________

 __________________________________________________________________________

 __________________                                      __________________

 [GRAPHIC] VOID
--------------------------------------------------------------------------------
11. Bank of Record

Please attach a voided check in the space provided in Section 10.
Bank Name
                 ---------------------------------------------------------------
Address
                 ---------------------------------------------------------------
City                                               State          Zip
                 ---------------------------------        -----        ---------
Bank ABA No.
                 ---------------------------
Bank Account No.
                 ---------------------------
Account Name
                 ---------------------------------------------------------------

Signature and Dealer Information
--------------------------------------------------------------------------------
12. Signature and Taxpayer Certification
The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of SB Growth and Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.
Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached]   Country of Citizenship ___________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature _________ Title ________________________ Date _____________
Authorized signature _________ Title ________________________ Date _____________

--------------------------------------------------------------------------------
13. For Dealer Use Only (Please print)
We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name
                     -----------------------------------------------------------
Main Office Address
                     -----------------------------------------------------------
Dealer Number                  Branch #                  Rep #
              ----------------          ---------------        -----------------
Representative's Name
                      ----------------------------------------------------------
Branch Address                               Telephone No.
               ---------------------------                 ---------------------
Authorized Signature of Dealer                 Title
                               ---------------       ---------------------------
If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                1-800-446-1013
            between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application  OR   (for overnight and express
and check made payable to SB Growth           mail delivery)
and Income Fund to:
SB Growth and Income Fund                     SB Growth and Income Fund
c/o PFPC                                      c/o PFPC
P.O. Box 9764                                 101 Sabin Street
Providence, RI 02940-9764                     Pawtucket, RI 02860

                                                                   SBPROAPP 5/03

.. Letter of intent--lets you purchase Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds (excluding Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker/dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, or more about the accumulation privilege, letters of intent, and other options to reduce your sales charge, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge



You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Broker/dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.
The deferred sales charge decreases as the number of years since your purchase increases.

                      CLASS B DEFERRED SALES CHARGE TABLE

                                                   Deferred Sales Charge as a
                                                       % of Dollar Amount
Year(s) Since Purchase Order                           Subject to Charge
1st year                                                       5%
greater than 1 year and up to 2 years                          4%
greater than 2 years and up to 4 years                         3%
greater than 4 years and up to 5 years                         2%
greater than 5 years and up to 6 years                         1%
greater than 6 years                                           0%

Calculation of deferred sales charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In


                         SB Growth and Income Fund -         11

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:

..  Redemptions made following the death or disability (as defined in the
   Internal Revenue Code) of a shareholder.
.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.
.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
..  Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
.. Redemption proceeds from Salomon Brothers funds and Salomon Brothers classes of any SB fund that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


   Shares issued at initial   Shares issued on         Shares issued upon
   purchase                   reinvestment of          exchange from another
                              distributions and        fund
                              dividends
   Seven years after the date In same proportion that  On the date the shares
   of purchase (for purposes  the number of Class B    originally acquired would
   of calculating the date of shares converting is to have converted into Class conversion, all purchases total Class B shares you A shares
   are deemed made on the     own
   last business day of the
   month)

Money market funds. If you exchange shares from the Cash Management Fund or the New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining the holding period for conversion and calculation of the deferred sales charge.


         SB Growth and Income Fund -         12

 SALOMON BROTHERS CLASS 2 SHARES

You buy Class 2 shares at net asset value with no initial sales charge. However, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Cash Management Fund or the New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/dealers selling Class 2 shares receive a commission of up to 1.00% of the purchase price of the Class 2 shares they sell. In addition, broker/dealers receive an annual fee of up to 1.00% of the average daily net assets represented by the Class 2 shares serviced by them, with such fee starting in the thirteenth month after purchase. See the description under "Class B deferred sales charge" as to how the deferred sales charge is calculated.

 SALOMON BROTHERS CLASS O SHARES

Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.

 SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans held by clients in certain Citigroup affiliated investment programs.

 BUYING SHARES AND EXCHANGING SHARES

 Buying shares    . Salomon Brothers Class A, B, 2, O and Y shares of the fund may be initially
 by mail            purchased through PFPC Inc. ("PFPC" or the "transfer agent") by completing an
                    Account Application and forwarding it to the transfer agent. Shares may also be
 You may make       purchased from selected dealers in accordance with procedures established by
 subsequent         the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clear.
                  . Write the transfer agent at the following address:
                                  SB Growth and Income Fund
                                  c/o PFPC Inc.
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  PNC Bank
                                  Pittsburgh, PA
                                  ABA No. 031000053
                                  Account # 8606905097
                                  Attn: SB Growth and Income Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


         SB Growth and Income Fund -         13


                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m., On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after 4:00 p.m.,  On the business day following
                         Eastern time:                           receipt

--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

             . Amounts transferred must be at least $25 per transfer.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant.
 Exchange    You may exchange shares of the fund for shares of the same class of other Salomon
 privilege   Brothers funds or Salomon Brothers classes of other SB funds.

             . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash
               Management Fund or the New York Municipal Money Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.
             . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
---------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any class of the fund be exchanged monthly for
 exchange    shares of the same class of any other Salomon Brothers fund or Salomon Brothers classes of other SB funds. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing
             Application.


         SB Growth and Income Fund -         14

 REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request          Redemptions by
in proper form to:                                                                    mail
                                                                                      Generally, a properly
           PFPC Inc.                                                                  completed Redemption
           c/o SB Growth and Income Fund                                              Form with any required
           P.O. Box 9764                                                              signature guarantee is all
           Providence, RI 02940-9764                                                  that is required for a
                                                                                      redemption. In some
The written request for redemption must be in good order. This means that you         cases, however, other
have provided the following information in order to be processed. Your request        documents may be
will not be processed without this information.                                       necessary.

.. Name of the fund
.. Account number
.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent
To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other                   Redemptions by
documentary evidence is not required. Redemption requests should be properly          fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-----------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after      Redemption
your request is received in good order. Redemption proceeds normally will be          payments
sent within seven days. However, if you recently purchased your shares by
check, your redemption proceeds will not be sent to you until your original check     Any request that your
clears, which may take up to 15 days. Your redemption proceeds can be sent by         redemption proceeds be
check to your address of record or by wire transfer to a bank account designated      sent to a destination other
on your application.                                                                  than your bank account
                                                                                      or address of record must
                                                                                      be in writing and must
                                                                                      include signature
                                                                                      guarantees
-----------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the           Redemptions
distributor has entered into sales agreements for the purchase of shares of the       through selected
fund. Redemption orders must be received by these dealers before the New York         dealers
Stock Exchange closes. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.


         SB Growth and Income Fund -         15

You may redeem shares by wire in amounts of $500 or more if redemption by        Redemptions by
wire has been elected on your Account Application. A signature guarantee is not  wire required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

You may redeem shares by telephone unless you have elected not to participate    Redemptions by
in telephone redemptions on your Account Application, and the proceeds must      telephone
be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the
New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a    Automatic cash
monthly or quarterly basis. To qualify, you must own shares of the fund with a   withdrawal plan
value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals, and each automatic redemption must be at least $25 if made monthly.
------------------------------------------------------------------------------------------------

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account      If your account falls below $500 ($250 in the case of an IRA or self-employed
balances           retirement plan) due to redemption of fund shares, the fund may ask you to bring
mandatory          your account up to the minimum requirement. If your account is still below $500
redemptions        after 30 days, the fund may close your account and send you the redemption proceeds.

                   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                   For more information, contact your Financial Consultant or the transfer agent or consult the SAI.
-----------------------------------------------------------------------------------------------------------
Excessive exchange The manager may determine that a pattern of frequent exchanges is detrimental to
transactions       the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
-----------------------------------------------------------------------------------------------------------
Share price        You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is


                         SB Growth and Income Fund -         16

            done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

            The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

            International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

            In order to buy, redeem or exchange shares at that day's price, your order must be placed with the fund or its agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by 12:00 p.m., Eastern time.

            The fund has the right to:

            . Suspend the offering of shares
            . Change or terminate shareholder programs
            . Waive or change minimum and additional investment amounts
            . Reject any purchase or exchange order
            . Change, revoke or suspend the exchange privilege
            . Suspend telephone transactions
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission
-------------------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.




         SB Growth and Income Fund -         17

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions




Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

--------------------------------------------------------------------------------
The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction                                   Federal tax status
Redemption or exchange of shares              Usually capital gain or loss; long-term only if shares
                                              owned more than one year
Distributions of net capital gain (excess of  Long-term capital gain net long-term capital gain over net short-
term capital loss)
Distributions of qualified dividend income    Qualified dividend income
Other ordinary dividends (including           Ordinary income
distributions of net short-term capital gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds.


         SB Growth and Income Fund -         18

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the period shown with respect to Salomon Brothers Class A shares. Certain information reflects financial results for a single Salomon Brothers Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Salomon Brothers Class A shares of the fund assuming reinvestment of all dividends and distributions. Financial highlight information for Salomon Brothers Class B, O, 2 and Y shares have not been shown because there were no Salomon Brothers Class B, O, 2 and Y shares outstanding as of October 31, 2003. The information for the period October 3, 2003 (commencement of operations) through October 31, 2003 has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

FOR A SALOMON BROTHERS CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE PERIOD ENDED OCTOBER 31
                                                                  2003(1)(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $13.12
--------------------------------------------------------------------------------------------------------
Income from operations:
   Net investment loss                                               (0.00)*
   Net realized and unrealized gain                                   0.40
--------------------------------------------------------------------------------------------------------
Total income from operations                                          0.40
--------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                --
   Net realized gains                                                   --
--------------------------------------------------------------------------------------------------------
Total distributions                                                     --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $13.52
--------------------------------------------------------------------------------------------------------
Total return                                                          3.05%++
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                                       $24
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                                           1.25%+
   Net investment loss                                               (0.21)+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 63%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period October 3, 2003 (inception date) to October 31, 2003.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.
 * Amount represents less than $0.01 per share.


         SB Growth and Income Fund -         19

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-05018)

125 Broad Street
New York, New York 10004

SBPRO  02/04  SAM0436 02/04

1-800-SALOMON
WWW.SBAM.COM

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                               February 27, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY INVESTMENT SERIES

                               125 Broad Street
                           New York, New York 10004
                                 800 451-2010

   This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Investment Series (the "Company"), for Smith Barney Large Cap Core Fund ("Large Cap Fund"), SB Growth and Income Fund ("Growth and Income Fund"), and Smith Barney International Fund ("International Fund"), each dated February 27, 2004, as supplemented from time to time, and should be read in conjunction with the Company's Prospectuses. The Company issues a Prospectus for each of the funds offered by the Company (the "Funds"). The Company's Prospectuses may be obtained by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with a Fund's distributor or a distributor's financial consultants (each, a "service agent"), by calling the applicable Fund at 1-800-451-2010, or by writing to the applicable Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into each Fund's Prospectus.

                                   CONTENTS


Management of the Company..............................................................   2
Investment Objectives, Management Policies and Associated Risks........................  14
Additional Risk Factors................................................................  30
Investment Restrictions................................................................  35
Brokerage..............................................................................  36
Portfolio Turnover.....................................................................  39
Distributors...........................................................................  39
Service Plans..........................................................................  40
Determination of Net Asset Value.......................................................  42
Additional Information on the Purchase and Sale of Fund Shares and Shareholder Programs  43
Distributions and Federal Taxes........................................................  60
Performance Information................................................................  64
Other Information......................................................................  66
Financial Statements...................................................................  70
Appendix A--Ratings of Bonds, Notes and Commercial Paper............................... A-1
Appendix B--Description of Proxy Voting Policies and Procedures........................ B-1

   This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

                           MANAGEMENT OF THE COMPANY

  Trustees and Officers

   The Funds are supervised by the Board of Trustees of the Company, over two-thirds of whom are not affiliated with the manager.

   The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

   An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates including Citigroup Global Markets Inc. ("CGM") described in the table below.

                                                                                                Number of
                                                                                                Investment
                                                                                                Companies
                                                                                                Associated
                                                                                                   with
                        Position Held and                                                       Citigroup
                         Length of Time            Principal Occupation During Past 5            Overseen
Name and Age                 Served                Years and Other Directorships Held           by Trustee
------------            ----------------- ----------------------------------------------------- ----------
Interested Trustee
R. Jay Gerken*; 52        Chairman,       Managing Director of CGM; Chairman, President            221
                          President       and Chief Executive Officer of Smith Barney Fund
                          and Chief       Management ("SBFM"), Travelers Investment
                          Executive       Adviser, Inc. ("TIA") and Citi Fund Management
                          Officer since   Inc. ("CFM"); President and Chief Executive
                          2002            Officer of certain mutual funds associated with
                                          Citigroup; formerly, Portfolio Manager of Smith
                                          Barney Allocation Series Inc. (from 1996-- 2001)
                                          and Smith Barney Growth and Income Fund (from
                                          1996-2001).

Non-Interested Trustees
Elliott J. Berv; 60       Trustee since   Board Member, American Identity Corp. (doing              37
                          2001            business as Morpheus Technologies) (biometric
                                          information management) (since 2001; consultant
                                          since 1999); Director, Lapoint Industries (industrial
                                          filter company) (since 2002); Executive Vice
                                          President and Chief Operations Officer, DigiGym
                                          Systems (on-line personal training systems) (since
                                          2001); Consultant, Catalyst (consulting) (since
                                          1984); Director, Alzheimer's Association (New
                                          England Chapter) (since 1998); Chief Executive
                                          Officer, Motocity USA (motorsport racing) (since
                                          2004).

                                                                                                    Number of
                                                                                                    Investment
                                                                                                    Companies
                                                                                                    Associated
                                                                                                       with
                           Position Held and                                                        Citigroup
                            Length of Time             Principal Occupation During Past 5            Overseen
Name and Age                    Served                 Years and Other Directorships Held           by Trustee
------------               ----------------- ------------------------------------------------------ ----------
Donald M. Carlton; 66        Trustee since   Director, Temple-Inland (forest products) (since           32
                             1997            2003); Director, American Electric Power Co.
                                             (electric utility) (since 1999); Consultant, URS
                                             Corporation (engineering) (since 1999); Director,
                                             National Instruments Corp. (technology) (since
                                             1994); former Chief Executive Officer, Radian
                                             International L.L.C. (engineering) (1996--1998);
                                             Member of the Management Committee, Signature
                                             Science (research and development) (since 2000);
                                             former Director, Valero Energy (petroleum refining)
                                             (1999--2003).

A. Benton Cocanougher; 65    Trustee since   Interim Chancellor, Texas A&M University System            32
                             1991            (since 2003); former Special Advisor to the
                                             President, Texas A&M University (2002--2003);
                                             former Dean Emeritus and Wiley Professor, Texas
                                             A&M University (2001--2002); former Dean and
                                             Professor of Marketing, College and Graduate
                                             School of Business of Texas A&M University
                                             (1987--2001).

Mark T. Finn; 60             Trustee since   Adjunct Professor, College of William & Mary               37
                             2001            (since 2002); Principal/Member, Balvan Partners
                                             (investment management) (since 2002); Chairman,
                                             Chief Executive Officer and Owner, Vantage
                                             Consulting Group, Inc. (investment advisory and
                                             consulting firm) (since 1988); former Vice
                                             Chairman and Chief Operating Officer, Lindner
                                             Asset Management Company (mutual fund
                                             company) (1999--2001); former President and
                                             Director, Delta Financial, Inc. (investment advisory
                                             firm) (1983--1999); former General Partner and
                                             Shareholder, Greenwich Ventures LLC (investment
                                             partnership) (1996--2001); former President,
                                             Secretary, and Owner, Phoenix Trading Co.
                                             (commodity trading advisory firm) (1997--2000).

Stephen Randolph Gross; 56   Trustee since   Director, Andersen Calhoun (assisted living) (since        32
                             1986            1987); Chief Executive Officer, HLB Gross Collins,
                                             PC (accounting firm) (since 1979); Treasurer,
                                             Coventry Limited, Inc. (since 1985); former Managing
                                             Director, Fountainhead Ventures, L.L.C. (consulting)
                                             (1998--2003); former Treasurer, Hank Aaron
                                             Enterprises (fast food franchise) (1985--2001); former
                                             Director, Yu Save, Inc. (internet company)
                                             (1998--2000); former Director, Hotpalm.com, Inc.
                                             (wireless applications) (1998--2000); former Partner,
                                             Capital Investment Advisory Partners (consulting)
                                             (2000--2002); former Director, United Telesis, Inc.
                                             (telecommunications) (1997--2002); former Director,
                                             ebank.com, Inc. (1997--2004); former Secretary,
                                             Carint N.A. (manufacturing) (1998--2002); former
                                             Chief Operating Officer, General Media
                                             Communications, Inc. (March 2003--August 2003).

                                                                                                Number of
                                                                                                Investment
                                                                                                Companies
                                                                                                Associated
                                                                                                   with
                         Position Held and                                                      Citigroup
                          Length of Time            Principal Occupation During Past 5           Overseen
Name and Age                  Served                Years and Other Directorships Held          by Trustee
------------             ----------------- ---------------------------------------------------- ----------

Diana R. Harrington; 63   Trustee since    Professor, Babson College (since 1993).                  37
                          2001

Susan B. Kerley; 52       Trustee since    Consultant, Strategic Management Advisors, LLC           37
                          2001             (investment consulting) (since 1990); Director,
                                           Eclipse Funds (currently supervises 12 investment
                                           companies in fund complex) (since 1990).

Alan G. Merten; 62        Trustee since    President, George Mason University (since 1996);         32
                          1990             Director, Digital Net Holdings, Inc. (since 2003);
                                           former Director, Comshare, Inc. (information
                                           technology) (from 1985-2003).

R. Richardson Pettit; 61  Trustee since    Professor of Finance, University of Houston              32
                          1990             (1977--2002); Independent Consultant (since 1984).

Officers

R. Jay Gerken*; 52        Chairman,        Managing Director of CGM; Chairman, President           N/A
                          President and    and Chief Executive Officer of SBFM, Travelers
                          Chief            Investment Adviser, Inc. ("TIA") and Citi Fund
                          Executive        Management Inc. ("CFM"); President and Chief
                          Officer since    Executive Officer of certain mutual funds associated
                          2002             with Citigroup; formerly, Portfolio Manager of
                                           Smith Barney Allocation Series Inc. (from 1996 to
                                           2001) and Smith Barney Growth and Income Fund
                                           (from 1996 to 2000).

Andrew B. Shoup*; 47      Senior Vice      Director of Citigroup Asset Management ("CAM");         N/A
                          President        Senior Vice President and Chief Administrative
                          and Chief        Officer of mutual funds associated with Citigroup;
                          Administrative   Treasurer of certain mutual funds associated with
                          Officer since    Citigroup (since 2004); Head of International Funds
                          2003             Administration of CAM (from 2001 to 2003);
                                           Director of Global Funds Administration of CAM
                                           (from 2000 to 2001); Head of U.S. Citibank Funds
                                           Administration of CAM (from 1998 to 2000).

Alan Blake*; 54           Vice President   Managing Director, CGM.                                 N/A
                          and Investment
                          Officer since
                          2001

Michael McElroy*; 38      Vice President   Citigroup Asset Management (since 2000); Director       N/A
                          and Investment   of Quantitative Research and Senior Portfolio
                          Officer since    Manager--US, International and Market-Neutral
                          2002             Accounts; Consultant; Digital Equipment
                                           Corporation; Associate, Intermarket Capital
                                           Associates Ltd.

                                                                                              Number of
                                                                                              Investment
                                                                                              Companies
                                                                                              Associated
                                                                                                 with
                        Position Held and                                                     Citigroup
                         Length of Time           Principal Occupation During Past 5           Overseen
Name and Age                 Served               Years and Other Directorships Held          by Trustee
------------            ----------------- --------------------------------------------------- ----------

Roger M. Lavan*; 41      Vice President   Managing Director, CGM.                                N/A
                         since 2002

Francis L. Mustaro*; 52  Vice President   Managing Director, CGM.                                N/A
                         since 2002

Michael Kagan*; 44       Vice President   Managing Director, CGM.                                N/A
                         and Investment
                         Officer since
                         2000

Lawrence Weissman*; 42   Vice President   Managing Director, CGM.                                N/A
                         and Investment
                         Officer since
                         1999

Timothy Woods*; 42       Vice President   Managing Director, CGM (since 1999); former            N/A
                         and Investment   Portfolio Manager, Banker's Trust.
                         Officer since
                         2001

Kevin Caliendo*; 33      Vice President   Director, CGM (since 2002); Equity analyst and         N/A
                         and Investment   convertible portfolio manager, healthcare, SAC
                         Officer since    Capital Advisors, LLC (from 1998 to 2001);
                         2003             Convertible Bond Analyst, Wachovia Securities
                                          (from 1998 to 2001).

Richard Peteka*; 41      Chief            Director of CGM; Chief Financial Officer and           N/A
                         Financial        Treasurer of certain Smith Barney Mutual Funds;
                         Officer and      formerly, Director and Head of Internal Control for
                         Treasurer since  Citigroup Asset Management U.S. Mutual Fund
                         2002             Administration (1999--2002); Vice President, Head
                                          of Mutual Fund Administration and Treasurer at
                                          Oppenheimer Capital (1996--1999).

Kaprel Ozsolak*; 37      Controller       Vice President of CGM.                                 N/A
                         since 2002

Andrew Beagley*; 41      Chief Anti-      Director, CGM (since 2000); Director of                N/A
                         Money            Compliance, North America, CAM (since 2000);
                         Laundering       Chief Anti-Money Laundering Compliance Officer
                         Compliance       of mutual funds associated with Citigroup; Director
                         Officer since    of Compliance, Europe, the Middle East and Africa,
                         2002             CAM (from 1999 to 2000); Compliance Officer,
                                          Salomon Brothers Asset Management Limited,
                                          Smith Barney Global Capital Management Inc.,
                                          Salomon Brothers Asset Management Asia Pacific
                                          Limited (from 1997 to 1999).

                                                                                              Number of
                                                                                              Investment
                                                                                              Companies
                                                                                              Associated
                                                                                                 with
                        Position Held and                                                     Citigroup
                         Length of Time           Principal Occupation During Past 5           Overseen
Name and Age                 Served               Years and Other Directorships Held          by Trustee
------------            ----------------- --------------------------------------------------- ----------

Marianne Motley*; 44     Assistant        Director, Mutual Fund Administration for CGM           N/A
                         Treasurer since  (since 1994); Assistant Treasurer of certain mutual
                         2000             funds associated with Citigroup.

Robert I. Frenkel*; 49   Chief Legal      Managing Director and General Counsel, Global          N/A
                         Officer since    Mutual Funds for CAM (since 1994); Secretary of
                         2003 and         CFM and Secretary of certain mutual funds
                         Secretary since  associated with Citigroup; Chief Legal Officer of
                         2000             mutual funds associated with Citigroup.

Thomas C. Mandia*; 41    Assistant        Director and Deputy General Counsel, CAM (since        N/A
                         Secretary since  1992); Assistant Secretary of certain mutual funds
                         2000             associated with Citigroup.

Rosemary D. Emmens*; 34  Assistant        Director and Associate General Counsel, CAM            N/A
                         Secretary since  (since 1998); Assistant Secretary of certain mutual
                         2000             funds associated with Citigroup.

Harris C. Goldblat*; 34  Assistant        Director and Associate General Counsel, CAM            N/A
                         Secretary since  (since 2000); Assistant Secretary of certain mutual
                         2000             funds associated with Citigroup; Associate, Stroock
                                          & Stroock & Lavan LLP (from 1997-2000).

Wendy Setnicka*; 37      Assistant        Vice President, CGM (since 2002); Assistant Vice       N/A
                         Controller       President, CAM (1998-2002).
                         since 2002

Steven Frank*; 35        Assistant        Vice President, CGM (since 2001); Assistant Vice       N/A
                         Controller       President, CAM (1996-2001).
                         since 2001

   The business affairs of each Fund are managed by or under the direction of the Board of Trustees.

   The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Funds' audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Funds' independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent auditors and all permissible non-audit services provided by the Funds' independent auditors to its manager and any affiliated service providers if the engagement related directly to the Funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

   The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee met 4 times during the Funds' last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2003:

                                                                                           Aggregate Dollar
                                                                                            Range of Equity
                                                                                           Securities in All
                                                  Dollar Range of Equity Securities      Investment Companies
                                              ------------------------------------------    Associated with
                                                              Growth and   International Citigroup Overseen by
Name of Trustee                               Large Cap Fund  Income Fund      Fund           the Trustee
---------------                               -------------- ------------- ------------- ---------------------
Interested Trustee
R. Jay Gerken................................      None      over $100,000  $1-$10,000        over $100,000
Non-Interested Trustees
Elliott J. Berv..............................      None          None          None         $10,001-$50,000
Donald M. Carlton............................      None          None          None           over $100,000
A. Benton Cocanougher........................   $1-$10,000   $1-$10,000        None              $1-$10,000
Mark T. Finn.................................      None          None          None              $1-$10,000
Stephen Randolph Gross.......................      None          None          None                    None
Diana R. Harrington..........................      None          None          None              $1-$10,000
Susan B. Kerley..............................      None          None          None              $1-$10,000
Alan G. Merten...............................   $1-$10,000       None          None              $1-$10,000
R. Richardson Pettit.........................      None          None          None         $10,001-$50,000

   None of the disinterested Trustees or their family members had any interest in the manager, Citigroup Global Markets, PFS Distributors and any person directly or indirectly controlling, controlled by, or under common control with the manager or Citigroup Global Markets or PFS Distributors as of December 31, 2003.

   Information regarding compensation paid to the Trustees of the Company for the fiscal year ended October 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

   Each Fund in the Funds' complex pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates their pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employee of the manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Funds will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

  Trustees Compensation Table

                                                  Aggregate
                                Aggregate        Compensation             Aggregate
                               Compensation      from Growth             Compensation
                                from Large        and Income          from International
Trustee                        Cap Fund/(1)/      Fund/(1)/               Fund/(1)/
-------                        ------------  --------------------  ------------------------
Interested Trustee
R. Jay Gerken.................    $    0           $     0                   $  0
Non-Interested Trustees
Elliott J. Berv...............     2,058               802                     75
Donald M. Carlton.............     2,144               831                     75
A. Benton Cocanougher.........     2,292               912                    125
Mark T. Finn..................     2,220               876                    105
Stephen Randolph Gross........     2,099               813                     71
Diana R. Harrington...........     2,055               799                     72
Susan B. Kerley...............     2,058               802                     75
Alan G. Merten................     1,997               781                     74
C. Oscar Morong, Jr./(2)/.....     2,058               802                     75
R. Richardson Pettit..........     2,153               833                     75
Walter E. Robb, III/(2)/......     2,072               816                     89

                                Pension or
                                Retirement          Total
                                 Benefits        Compensation
                               Paid as Part     from Funds and         Number of Funds
                                 of Fund         Fund Complex          in Fund Complex
Trustee                        Expenses/(1)/ Paid to Trustees/(3)/ Served by Trustee/(3)(4)/
-------                        ------------  --------------------  ------------------------
Interested Trustee
R. Jay Gerken.................      None           $     0                    221
Non-Interested Trustees
Elliott J. Berv...............      None            70,000                     37
Donald M. Carlton.............      None            70,000                     32
A. Benton Cocanougher.........      None            70,100                     32
Mark T. Finn..................      None            72,500                     37
Stephen Randolph Gross........      None            72,500                     32
Diana R. Harrington...........      None            72,500                     37
Susan B. Kerley...............      None            72,500                     37
Alan G. Merten................      None            70,000                     32
C. Oscar Morong, Jr./(2)/.....      None            90,500                     37
R. Richardson Pettit..........      None            72,500                     32
Walter E. Robb, III/(2)/......      None            72,500                     37

--------
/(1) /Information is for the fiscal year ended October 31, 2003.
/(2)/ Messrs. Morong and Robb retired as Trustees of the fund as of December
      31, 2003.
/(3) /Information is for the calendar year ended December 31, 2003.
/(4) /Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

   The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

   The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

       Average                        Years of Service
       Compensation -----------------------------------------------------
       in Last Year                                              10-Years
       of Service   5-Years  6-Years  7-Years  8-Years  9-Years  or More
       ------------ -------- -------- -------- -------- -------- --------
         $ 50,000   $125,000 $150,000 $175,000 $200,000 $225,000 $250,000
         $ 60,000   $150,000 $180,000 $210,000 $240,000 $270,000 $300,000
         $ 70,000   $175,000 $210,000 $245,000 $280,000 $315,000 $350,000
         $ 80,000   $200,000 $240,000 $280,000 $320,000 $360,000 $400,000
         $ 90,000   $225,000 $270,000 $315,000 $360,000 $405,000 $450,000
         $100,000   $250,000 $300,000 $350,000 $400,000 $450,000 $500,000

   Assuming continuous service as a Trustee of the Funds until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2003, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2003 fiscal year were $118,014. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

   Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

   The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

   The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

   As of February 2, 2004, the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of each Fund.

   As of February 2, 2004, to the best knowledge of the Funds, the following Shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Fund                      Class Percent Name                       Address
----                      ----- ------- ----                       -------
Large Cap Core Fund...... A      97.81% PFPC Brokerage Services    FBO Primerica Financial Services
                                                                   211 South Gulph Road
                                                                   King of Prussia, PA 19406
                          B      92.27% PFPC Brokerage Services    FBO Primerica Financial Services
                                                                   211 South Gulph Road
                                                                   King of Prussia, PA 19406
                          1        100% PFPC Brokerage Services    FBO Primerica Financial Services
                                                                   211 South Gulph Road
                                                                   King of Prussia, PA 19406
Growth and Income Fund... A      60.07% PFPC Brokerage Services    FBO Primerica Financial Services
                                                                   211 South Gulph Road
                                                                   King of Prussia, PA 19406
                          B      88.82% PFPC Brokerage Services    FBO Primerica Financial Services
                                                                   211 South Gulph Road
                                                                   King of Prussia, PA 19406
                          Y      41.43% Smith Barney Concert       State Street Bank
                                        Series--SB Allocation      Attn: James Casey
                                        Growth                     61 Broadway
                                                                   New York, NY 10006
                          Y      24.57% Smith Barney Concert       State Street Bank
                                        Series--SB Allocation High Attn: James Casey
                                        Growth                     61 Broadway
                                                                   New York, NY 10006
                          Y      11.67% Smith Barney Concert       State Street Bank
                                        Series--SB Allocation      Attn: James Casey
                                        Balanced                   61 Broadway
                                                                   New York, NY 10006
                          Y      10.56% Smith Barney Concert       State Street Bank
                                        Series--Select Growth      Attn: James Casey
                                                                   61 Broadway
                                                                   New York, NY 10006

Fund                      Class Percent Name                    Address
----                      ----- ------- ----                    -------
                          Y       8.04% Smith Barney Concert    State Street Bank
                                        Series--Select Balanced Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006
                          1        100% PFPC Brokerage Services FBO Primerica Financial Services
                                                                211 South Gulph Road
                                                                King of Prussia, PA 19406
International Fund....... B      71.47% PFPC Brokerage Services FBO Primerica Financial Services
                                                                211 South Gulph Road
                                                                King of Prussia, PA 19406
                          1        100% PFPC Brokerage Services FBO Primerica Financial Services
                                                                211 South Gulph Road
                                                                King of Prussia, PA 19406

  Investment Manager

   Smith Barney Fund Management LLC (the "manager") manages the assets of the Funds pursuant to an investment management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Company may determine, the manager manages the securities of each Fund and makes investment decisions for each Fund. In addition, the manager provides certain administrative services to each Fund under the Management Agreement.

   The manager is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services.

   The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a Fund to one or more subadvisers, and that the manager may render services to others.

   The manager provides the Funds with general office facilities and supervises the overall administration of the Funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' independent contractors and agents; and arranging for the maintenance of books and records of each Fund. Trustees, officers and shareholders in the Funds are or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Funds.

   Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Fund for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

   The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

   In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Funds, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   For its services under the Management Agreement with respect to the Large Cap Fund and the Growth and Income Fund, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of each Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. For its services under the Management Agreement with respect to the International Fund, the manager is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 1.00% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The manager may reimburse a Fund for, or waive, all or any portion of its management fees.

   For the fiscal years ended October 31, 2001, 2002 and 2003 the Funds paid advisory fees as follows:

Fund                                             2001        2002        2003
----                                          ----------- ----------- -----------
Large Cap Fund............................... $26,431,171 $21,155,745 $17,667,289
Growth and Income Fund.......................   9,997,622   8,114,883   6,685,331
International Fund...........................   1,690,591   1,130,787     901,957

  Subadviser (International Fund only)

   The manager has delegated the daily management of the investments of the International Fund to its affiliate, Citigroup Asset Management Ltd. (the "subadviser").

   It is the responsibility of the subadviser to make the day-to-day investment decisions for the International Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the manager. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the International Fund and effecting securities transactions for the International Fund.

   The manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the subadviser. Unless otherwise terminated, the Sub-Advisory Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the International Fund's Trustees or by a vote of a majority of the outstanding voting securities of the International Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory

Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

   The Sub-Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the International Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the International Fund (as defined in the 1940 Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated at any time without payment of any penalty by the subadviser on not less than 90 days' written notice to the manager. The Sub-Advisory Agreement provides that neither the subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the International Fund, except for willful misfeasance, bad faith or gross negligence in performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

   For its services under the Sub-Advisory Agreement, the subadviser is entitled to receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.70% of the aggregate assets of the Fund allocated to the subadviser. The subadviser's compensation is payable by the manager.

  Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the manager, the subadviser and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the Funds' code of ethics is on file with the Securities and Exchange Commission ("SEC").

  Proxy Voting Guidelines & Procedures

   Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the Funds use when a vote presents a conflict between the interests of the Funds' shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Funds' investment objectives.

  Independent Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Funds' independent auditors to examine and report on the Funds' financial statements and highlights for the fiscal year ending October 31, 2004.

        INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

   The Prospectuses discuss the investment objectives of each Fund and the policies they employ to achieve such objectives. This section contains a discussion of each Fund's investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of each Fund's investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. The Funds may engage in these and any other practices not prohibited by their investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see "Additional Risk Factors" below.

   Each Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

  International Fund

   International Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

   The International Fund invests primarily in the common stocks of foreign companies that the manager believes have above-average prospects for growth. Generally, the International Fund invests in a number of different countries and, under normal circumstances, the International Fund invests in companies in at least three foreign markets. The fund may invest up to 10% of its net assets (at the time of investment) in issuers located in or doing a substantial portion of their business in emerging markets. Under normal circumstances, the Fund also invests primarily in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.

   The International Fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The International Fund may invest directly in foreign securities or may invest in depositary receipts.

   While the International Fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issuers or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

  Large Cap Fund

   Large Cap Fund seeks capital appreciation. Large Cap Fund seeks to achieve its investment objective primarily through investments in U.S. common stocks and other equity securities. Any income realized on its investments will be purely incidental to its goal of capital appreciation. Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations and related investments. Although this policy relating to securities of companies with large market capitalizations may be changed without shareholder approval, the Large Cap Fund will provide its shareholders with at least 60 days prior notice of any change in this policy.

   The Fund also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short term investments may include repurchase agreements with banks or broker-dealers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

   Certain policies of the Fund, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures or stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Fund may also invest up to 20% of its total assets in securities of foreign issuers.

  Growth and Income Fund

   Growth and Income Fund seeks reasonable growth and income. Growth and Income Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

   The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Equity Securities (All Funds except as otherwise noted)

   Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

   Preferred Stocks. Each Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

   Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See "Preferred Stocks and Convertible Securities" below.

   Preferred Stocks and Convertible Securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

   Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs. Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Fund invests in REITs.

Fixed Income Securities (All Funds except as otherwise noted)

   Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

   U.S. Government Securities. The U.S. Government securities in which the Funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

   Short-Term Investments. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

   Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

   Commercial Bank Obligations. The Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

   The International Fund may invest in bank obligations issued by foreign banks. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the International Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Derivative Contracts (All Funds except as otherwise noted)

   Writing Covered Call and Put Options. The Funds may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

   A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Funds may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if a Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Funds from risk of loss.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When a Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security or currency at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

   A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund's loss could be unlimited.

   Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. A Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that a Fund plans to purchase. A put option written by a Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

   In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

   Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options a Fund may be able to write.

   Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The use of options by the Funds may involve leveraging. Leveraging adds increased risks to the Funds, because the Funds' losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

   Purchasing Put Options. The Funds may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

   Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

   Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

   Futures Contracts. Each Fund may enter into interest rate or currency Futures Contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Funds intend to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

   Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

   Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   The Funds are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

   New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and each Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

   Foreign Currency Exchange Transactions (International Fund). Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Company does not intend to convert the Fund's holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

   The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

   When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U. S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

   The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

   It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

   The Fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

   The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

   The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

   The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

   The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

   Investing in depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

   Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

   Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid securities equal to the amount of the Fund's obligations.

   OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation ("OCC")-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

   In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

   Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

   Securities of Foreign Issuers. The Large Cap and Growth and Income Funds may invest up to 20% of their assets in securities of foreign issuers, and the International Fund invests primarily in common stocks of foreign issuers under normal circumstances. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

   Each Fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

   ADRs, EDRs and GDRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. Each Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

   With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

   The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, each Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

   A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see "Additional Risk Factors--Securities of Developing/Emerging Markets Countries" below.

   Subject to applicable statutory and regulatory limitations, assets of the International Fund may be invested in shares of other investment companies. The International Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

   ETFs or Exchange Traded Funds. Each Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

   Illiquid and Restricted Securities. The Funds may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restriction, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

   Repurchase Agreements. Each Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. A Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

   Short Sales. Each Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Each of the Large Cap Fund and the Growth and Income Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales. The manager does not expect that more than 40% of the International Fund's total assets would be involved in short sales against the box. The manager currently does not intend to engage in such sales for the International Fund.

   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

   Leverage. Each Fund may borrow from banks, on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as "leverage." Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. Each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. A Fund will not lend its portfolio securities to Citigroup Global Markets or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, cash equivalents, or

U.S. government securities in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Citigroup Global Markets, and which is acting as a "finder".

   In return for lending its securities, a Fund would receive either a fee from the borrower, in the event of a loan secured by government securities, or the earnings on its investment of cash collateral, less a rebate paid to the borrower. In either case, a fee is also paid to a lending agent. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever a Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk. In addition, a Fund could lose money if its investment of cash collateral results in a loss. It is not intended that the value of the securities loaned by the International Fund would exceed 30% of the market value of the Fund's total assets.

   When-Issued Securities. Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, a Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

                            ADDITIONAL RISK FACTORS

   The Prospectuses and the "INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS" section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by each Fund. The following discussion supplements these descriptions of risk factors.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Funds may be quite volatile.

   Fixed Income Securities. Investments in fixed income securities may subject the Funds to risks, including the following:

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Income Risk.  When interest rates decline, a Fund's income may decline.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

   Lower Rated and Below Investment Grade Fixed Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an "NRSRO"), such as those rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a Fund's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

   The following are the principal risks associated with derivative instruments. Please also see the description in the "INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS" section of this Statement of Additional Information of certain derivative instruments in which a Fund might invest for more information about those instruments and the risks on investing in them.

      Leverage and associated price volatility: The use of certain derivatives may involve leverage for a Fund because they create an obligation, or indebtedness, to someone other than the Fund's investors and enable a Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Fund's gain or loss from an investment in much the same way that incurring indebtedness does.

      Credit risk: Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

   Special Risks of Using Futures Contracts and Options on Futures
Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the

Futures Contract. A Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

   In order to be certain that each Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

   In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager's opinion, the market for such options had developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

   Economic and Monetary Union (EMU). Fifteen European countries participate in the European and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by a Fund.

   Portfolio Turnover. Each Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions a Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see "Portfolio Turnover" below).

   Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

   The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

   Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

                            INVESTMENT RESTRICTIONS

   Each Fund has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

   A Fund may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

      (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

      (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

      (7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco (Large Cap Fund and Growth and Income Fund only).

   The Funds have also adopted the following nonfundamental investment restriction that may be changed by the Company's Board of Trustees at any time. Accordingly, a Fund may not:

   invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books).

   If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                                   BROKERAGE

   The manager is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, a Fund may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

   For the fiscal year ended October 31, 2003, each Fund's directed brokerage transactions and the commissions paid for research-related services were as follows:

                                                       Total Dollar Amount of
                          Total Dollar Amount Of       Brokerage Commissions
                          Brokerage Transactions        Paid on Transactions
Fund                   Related To Research Services Related To Research Services
----                   ---------------------------- ----------------------------
Large Cap Core Fund...         $959,881,326                  $1,607,134
Growth and Income Fund         $ 45,263,613                  $  110,339
International Fund....         $250,585,151                  $    2,147

   Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

   To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Funds or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Funds.

   The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Funds effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Funds. In the opinion of the manager, the benefits from research services to the Funds and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

   The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among a Fund, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

   The following table summarizes for each Fund the total brokerage commissions paid.

                                                              Growth and
        Fiscal Year Ended October 31 International Large Cap    Income
        ---------------------------- ------------- ---------- ----------
                    2003............   $238,983    $6,360,837 $2,571,247
                    2002............   $161,878    $4,172,411 $2,148,439
                    2001............   $233,590    $2,718,714 $2,139,394

   The Funds may from time to time place brokerage transactions with the Funds' distributor, Citigroup Global Markets, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

   The Funds paid the following commissions to affiliated brokers during the periods shown:

                                                   Citigroup
                                                    Global
                    Fiscal Year 2003 Commissions    Markets
                    ----------------------------   ---------
                    International................. $    813
                    Large Cap..................... $156,111
                    Growth and Income............. $      0

                                                          Citigroup
                                                           Global
            Fiscal Year 2002 Commissions                   Markets
            ----------------------------                  ---------
            International................................ $  9,831
            Large Cap.................................... $139,295
            Growth and Income............................ $ 48,378

                                                          Citigroup
                                                           Global
            Fiscal Year 2001 Commissions                   Markets
            ----------------------------                  ---------
            International................................ $ 13,189
            Large Cap.................................... $154,694
            Growth and Income............................ $259,619

   For each affiliated broker, the tables below set forth the percentage of each Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2003, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                                                          Citigroup
            Percentage of Aggregate                        Global
            Brokerage Commissions Paid                     Markets
            --------------------------                    ---------
            International................................   0.27%
            Large Cap....................................   2.45%
            Growth and Income............................      0%

            Percentage of
            Aggregate Dollar Amount of                    Citigroup
            Transactions Involving                         Global
            Payment of Commissions                         Markets
            ----------------------                        ---------
            International................................   0.15%
            Large Cap....................................   2.41%
            Growth and Income............................      0%

   During the fiscal year ended October 31, 2003, each Fund purchased securities issued by the following regular broker-dealers of each Fund, which had the following values as of October 31, 2003.

                                                           Value of
                                                          Securities
                                                             as of
                                                          October 31,
          Fund                   Broker-Dealer               2003
          ----                   ------------------------ -----------
          Large Cap Core Fund... Merrill Lynch & Co. Inc. $68,870,320
                                 The Goldman Sachs Group.  33,897,900
                                 J.P. Morgan Chase & Co.   24,361,740
          Growth and Income Fund The Goldman Sachs Group  $16,639,080
                                 J.P. Morgan Chase & Co.   10,554,600
                                 Merrill Lynch & Co.       16,108,320
          International Fund.... Credit Swiss Group       $ 1,274,647

                              PORTFOLIO TURNOVER

   For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

   For the fiscal years ended October 31, 2002 and 2003 the portfolio turnover rates were as follows:

       Fund                                                    2002 2003
       ----                                                    ---- ----
       International Fund..................................... 24%  153%*
       Large Cap Fund......................................... 38%   69%
       Growth and Income Fund................................. 44%   63%

      --
       * The Fund's increased portfolio turnover rate for its most recent fiscal year was due to a change in the composition of the team that manages the Fund during the year.

   Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

                                 DISTRIBUTORS

   Shares of the Funds are continuously sold by their distributors, Citigroup Global Markets and PFS Distributors. Citigroup Global Markets, located at 388 Greenwich Street, New York, New York, 10013 and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia 30099 ("PFS Distributors" and, collectively with Citigroup Global Markets, the "distributors"), serve as non-exclusive principal underwriters and co-distributors of the shares of the Funds pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which were first approved by the Funds' Board of Trustees, including a majority of the independent Trustees, on April 17, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. ("CFBDS") acted as a distributor. Citigroup Global Markets and PFS Distributors are each an affiliate of the Funds' manager.

   A distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A distributor is not obligated to

  Initial Sales Charges--Class 1, Class A, Class L and Class O

   The following table shows commissions paid as initial sales charges on Class 1, Class A, Class L and Class O shares and amounts retained by Citigroup Global Markets and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2003, 2002 and 2001. For the period prior to June 5, 2000, CFBDS, Inc. served as distributor to the Funds.

October 31, 2003                    International  Large Cap  Growth and Income
----------------                    ------------- ----------- -----------------
Total Underwriting Commissions*....   $278,000    $ 7,263,000    $1,769,400
Amounts retained by CGM............   $ 29,720    $ 1,152,867    $  282,201
Amounts retained by PFS
  Distributors.....................   $248,280    $ 6,110,133    $1,487,199

October 31, 2002                    International  Large Cap  Growth and Income
----------------                    ------------- ----------- -----------------
Total Underwriting Commissions.....   $699,000    $15,942,000    $2,657,000
Amounts retained by CGM............   $313,683    $ 7,922,634       812,847
Amounts retained by PFS
  Distributors.....................   $385,317    $ 8,019,366    $1,844,153

October 31, 2001                    International  Large Cap  Growth and Income
----------------                    ------------- ----------- -----------------
Total Underwriting Commissions.....   $615,000    $16,975,000    $3,810,000
Amounts retained by CGM............   $202,000    $ 4,781,000    $1,057,000
Amounts retained by PFS
  Distributors.....................   $413,000    $12,194,000    $2,753,000

--------
* As of February 2, 2004, Class L shares are not subject to initial sales charges.

                                 SERVICE PLANS

   Class A, Class B, and Class L shares of each Fund and Class O and Class P shares of the Growth and Income Fund have a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares and Class L shares. Under the Plans, Growth and Income Fund may pay monthly fees at an annual rate not to exceed 0.70% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class O shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class P shares. Such fees may be used to make payments to a distributor for distribution services, to service agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales of different classes of shares.

   The Service Plans also provide that a distributor and service agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

   The Service Plans permit the Funds to pay fees to a distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to a distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, a annual rate not to exceed 0.70% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class O shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class P shares. Such fees may be used to make payments to a distributor for distribution services, to service agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales of different classes of shares.

   The Service Plans also provide that a distributor and service agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

   The Service Plans permit the Funds to pay fees to a distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to a distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.

   Each Service Plan also recognizes that various service providers to the Funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

   Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Company's Trustees and a majority of the Company's Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph, "qualified Trustees"). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the Funds and each class, have approved the continuation of the Service Plans. Each Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Company's qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class. A Service Plan may not be amended to increase materially the amount of a class's permitted expenses thereunder without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Company will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Company will preserve such copies in an easily accessible place.

   For the fiscal year ended October 31, 2003, the aggregate expenses for the International Fund under the Fund's Class A Plan were $106,565 or 0.25% of the Class A shares' average net assets; under the Class B Plan were $425,129 or 1.00% of the Class B shares' average net assets; and under the Class L Plan were $21,939 or 1.00% of the Class L shares' average net assets.

   For the fiscal year ended October 31, 2003, the aggregate expenses for the Large Cap Fund under the Class A Plan were $920,241 or 0.25% of the Class A shares' average net assets; under the Class B Plan were $2,874,541 or 1.00% of the Class B shares' average net assets; and under the Class L Plan were $53,117 or 1.00% of the Class L shares' average net assets.

   For the fiscal year ended October 31, 2003, the aggregate expenses for the Growth and Income Fund under the Fund's Smith Barney Class A Plan were $612,452 or 0.25% of the Smith Barney Class A shares' average net assets; under the Smith Barney Class B Plan were $1,104,914 or 1.00% of the Smith Barney Class B shares' average net assets; under the Smith Barney Class L Plan were $47,031 or 1.00% of the Smith Barney Class L shares' average net assets; under the Smith Barney Class O Plan were $11,076 or 0.70% of the Smith Barney Class O shares' average net assets; and under the Smith Barney Class P Plan were $179,817 or 0.75% of the Smith Barney Class P shares' average net assets.

   For the fiscal year ended October 31, 2003, the distributors and/or service agents incurred the following distribution expenses for the Funds:

                                                         Marketing
                  Financial Consultant                 & Advertising Printing
Fund Name             Compensation     Branch Expenses   Expenses    Expenses Total Expenses
---------         -------------------- --------------- ------------- -------- --------------
International
   A.............      $   68,807        $  110,283            --         --    $  179,090
   B.............         515,086           134,118      $ 27,746    $ 6,613       683,563
   L.............          10,756            12,886           715        102        24,460
                       ----------        ----------      --------    -------    ----------
   Total.........         594,649           257,288        28,461      6,715       887,113
                       ==========        ==========      ========    =======    ==========
Large Cap
   A.............         602,110           977,914            --         --     1,580,024
   B.............       2,779,192           873,838       194,838     23,561     3,871,429
   L.............          24,759           607,460         3,660         67       635,946
                       ----------        ----------      --------    -------    ----------
   Total.........       3,406,061         2,459,211       198,498     23,629     6,087,399
                       ==========        ==========      ========    =======    ==========
Growth and Income
   A.............         368,003           667,686            --         --     1,035,689
   B.............       1,145,876           363,778        76,911     11,163     1,597,728
   L.............          24,728            18,336         3,830        267        47,160
   O.............           5,777            47,454         9,657          2        62,890
   P.............          29,126            74,809           325         17       104,276
                       ----------        ----------      --------    -------    ----------
   Total.........       1,573,509         1,172,062        90,723     11,448     2,847,743
                       ==========        ==========      ========    =======    ==========

                       DETERMINATION OF NET ASSET VALUE

   The assets attributable to the shares of each class of a Fund reflect the value of separate interests in a single portfolio of securities. The net asset value of each class will be determined separately for each share class by subtracting the expenses and liabilities allocated to that class. The net asset value of the shares of each Fund is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange ("NYSE"), if earlier, on each business day on which the NYSE is open. The NYSE is closed on the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

   The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which reliable market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on stocks, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

   The trading of securities on most foreign exchanges and over-the-counter-markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

   U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

   When, in the judgment of a pricing service used by the Fund, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the service from dealers in such securities). Other investments are carried at fair value as determined by the pricing service, based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the pricing service would be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES AND SHAREHOLDER
                                   PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

   Each class of shares of each Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares of each Fund and Class P shares of the Growth and Income Fund automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Retirement Program may have special exchange rights. See "Smith Barney Retirement Programs" below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another.

   The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares,
(v) litigation or other legal expenses relating to a specific class of shares,
(vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

   Share certificates will not be issued.

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

   Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase on October 31, 2003 of Class A shares from each Fund's aggregating less than $25,000 subject to the schedule of sales charges set forth below:

                                                        Growth and  International Large Cap
                                                        Income Fund     Fund      Core Fund
                                                        ----------- ------------- ---------
Net Asset Value per share of the Fund..................   $13.52       $16.89      $16.03
Per Share Sales Charge - 5.00% of public offering price
  (5.26% of net asset value per share).................   $ 0.71       $ 0.89      $ 0.84
Per Share Offering Price to the Public.................   $14.23       $17.78      $16.87

Class A Shares.

   Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

   A Fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                           Broker/
                                                                            Dealer
                                          Sales charge   Sales charge     commission
                                           as a % of       as a % of      as a % of
Amount of your investment                offering price your investment offering price
-------------------------                -------------- --------------- --------------
Less than $25,000.......................      5.00%          5.26%             4.50%
$25,000 to less than $50,000............      4.25%          4.44%             3.83%
$50,000 to less than $100,000...........      3.75%          3.90%             3.38%
$100,000 to less than $250,000..........      3.25%          3.36%             2.93%
$250,000 to less than $500,000..........      2.75%          2.83%             2.48%
$500,000 to less than $1,000,000........      2.00%          2.04%             1.80%
$1,000,000 or more......................       -0-*            -0-*      up to 1.00%

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B, Class L, Class O and Class P shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

   Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

Class B Shares.

   Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

Class L Shares.

   Class L shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 1.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

Class 1 Shares.

   Class 1 shares are offered only through PFS Investments Inc., and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                                Reallowed to
                                            As % of   As % of  PFS (as a % of
                                           net amount offering    offering
  Size of investment                        invested   price      price)*
  ------------------                       ---------- -------- --------------
  Less than $10,000.......................    9.29%     8.50%       7.00%
  $10,000 but less than $25,000...........    8.40%     7.75%       6.25%
  $25,000 but less than $50,000...........    6.38%     6.00%       5.00%
  $50,000 but less than $100,000..........    4.71%     4.50%       3.75%
  $100,000 but less than $250,000.........    3.63%     3.50%       3.00%
  $250,000 but less than $400,000.........    2.56%     2.50%       2.00%
  $400,000 but less than $600,000.........    2.04%     2.00%       1.60%
  $600,000 but less than $5,000,000.......    1.01%     1.00%       0.75%
  $5,000,000 or more......................    0.25%     0.25%       0.20%

--------
* Additionally, PFS Distributors, Inc. pays to PFS Investments, Inc. ("PFS Investments") a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

   A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, service agents may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to financial professionals that sell shares of the Company.

   Investors purchasing Class 1 shares may under certain circumstances be entitled to reduced sales charges. The circumstances under which such investors may pay reduced sales charges are the same as those described below under "Purchases of Shares--Cumulative Purchase Discount" and "Letter of Intent."

Class Y Shares.

   Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are generally available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Class O and Class P Shares.

   Class O and Class P shares are only offered by the Growth and Income Fund and may only be purchased by investors who currently hold Class O and Class P shares, respectively. The various features of Class O and Class P shares are similar to Class L and Class B shares, respectively, except that Class L shares are sold without an initial sales charge and Class O and Class P shares are subject to lower distribution and service (12b-1) fees. See the prospectus of the Growth and Income Fund under "Choosing a class of shares to buy" and "Sales charges" for further information.

  General.

   Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the Funds. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Funds. When purchasing shares of a Fund, investors must specify which class they intend to purchase. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

PFS Accounts

   Initial purchases of shares of each Fund must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS: Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. Shares of the International Fund will be sold to new shareholders only through PFS, but existing shareholders may make additional purchases under existing arrangements.

   Shares purchased will be held in the shareholder's account by Primerica.

   Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under
Section 403(b)(7) or Section 401(a) of the Internal Revenue

Code, including 401(k) plans) and (iv) $1 for Simple IRAs in a Fund. Shareholders may purchase shares of a Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Citigroup Global Markets, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Inc. Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub- transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a Fund's regular subsequent investment procedure described above.

Other Accounts

   Investors in Class A, Class B, and Class L shares may open an account in a Fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in a Fund. Shareholders may purchase shares of a Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Citigroup Global Markets, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Citigroup Global Markets, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. Class Y shares are generally only available to investors investing a minimum of $15 million. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

   Shares purchased will be held in the shareholder's account by the service agent.

   Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, on any day that Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). For shares purchased through a service agent, payment for shares of a Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   From time to time, a Fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of a Fund. Such concessions provided by a Fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding a Fund, and/or other dealer-sponsored events. From time to time, a Fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. For PFS accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the Funds or your service agent.

  Sales Charge Waivers and Reductions.

  Cumulative Purchase Discount.

    PFS Accounts

   The reduced sales load reflected in the sales charge tables applies to purchases of Class A and Class 1 shares of the various Funds. An aggregate investment includes all shares of all of the Funds (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS Distributors at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

  Initial Sales Charge Waivers.

   PFS Accounts

   Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

      (a) sales to board members and employees of Citigroup and its subsidiaries;

      (b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

      (c) issuance to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

      (d) purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

      (e) exchanges for Class A shares of a Fund for Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of that Fund;

      (f) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

      (g) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge or has paid or was subject to a deferred sales charge on such redeemed shares;

   In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   In addition, Class A shares of a Fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of ERISA. Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

   Other Accounts

   Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning a Fund, if certain conditions are met;
(d) purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Citigroup Global Markets; (i) purchases by investors participating in a Citigroup Global Markets fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Class A initial sales charges are also waived for the following types of investors:

    . separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts;

    . Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and

    . Purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program.

   Class A shares are offered at net asset value to the persons described in "PFS Accounts" and "Other Accounts" above, because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

   Right of Accumulation. Class A shares of a Fund may be purchased by any person, as defined above, at a reduced sales charge or at the net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of that Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the Funds or the investor's service agent.

  Letter of Intent

   PFS Accounts

   A Letter of Intent applies to purchases of Class A shares of all Funds and Class 1 shares of all Funds. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

   Other Accounts

   A Letter of Intent to purchase Class A shares for an amount of $25,000 or more, provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of each Fund and other Smith Barney mutual funds, offered with a sales charge acquired during the term of the Letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

   Deferred Sales Charge Provisions. Deferred Sales Charge Shares are: (i) Class B shares; (ii) Class L shares; (iii) Class O shares of the Growth and Income Fund; (iv) Class P shares of the Growth and Income Fund; and (v) Class A shares that were purchased without an initial sales charge but subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares and Class P shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares, Class O shares, or Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L Shares, Class O shares, and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares (or Class P shares of the Growth and Income Fund), the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares (and Class P shares of the Growth and Income Fund) by shareholders.

                                                        Deferred
             Year Since Purchase Payment Was Made     Sales Charge
             ------------------------------------     ------------
             First...................................     5.00%
             Second..................................     4.00
             Third...................................     3.00
             Fourth..................................     2.00
             Fifth...................................     1.00
             Sixth and thereafter....................     0.00

   Class B shares, and Class P shares of the Growth and Income Fund, will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will be subject to a reduced distribution fee. There will also be converted at that time such proportion of Class B shares or Class P shares acquired through the reinvestment of dividends and distributions ("Dividend Shares") owned by the shareholder as the total number of his or her Class B or Class P shares converting at the time bears to the total number of outstanding Class B or Class P shares (other than Dividend Shares) owned by the shareholder.

   Class B shares of a Fund purchased in PFS Accounts prior to December 31, 1997 and subsequently redeemed will remain subject to the Deferred Sales Charge at the rates applicable at the time of purchase.

   The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to a Fund's distributors.

   To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of a Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

   For the year ended October 31, 2003, the aggregate dollar amount of Deferred Sales Charges paid to Citigroup Global Markets and its affiliate, PFS Distributors, for Class B shares were approximately:

         Fund                                     Deferred Sales Charge
         ----                                     ---------------------
         Large Cap Core..........................       $813,000
            Amounts retained by CGM..............       $ 42,700
            Amounts retained by PFS Distributors.       $770,300
         Growth and Income.......................       $293,000
            Amounts retained by CGM..............       $ 19,274
            Amounts retained by PFS Distributors.       $273,726
         International...........................       $122,000
            Amounts retained by CGM..............       $ 32,668
            Amounts retained by PFS Distributors.       $ 89,332

   For the year ended October 31, 2003, the aggregate dollar amount of Deferred Sales Charges paid to Citigroup Global Markets and its affiliates for Class P shares were approximately:

         Fund                                     Deferred Sales Charge
         ----                                     ---------------------
         Large Cap Core..........................            N/A
         Growth and Income.......................        $13,000
         International...........................            N/A

  Waivers of Deferred Sales Charge.

   PFS Accounts

   For PFS Accounts, the Deferred Sales Charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

      (a) Redemption Upon Disability or Death

      The Company may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long- continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

      In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

      (b) Redemption in Connection with Certain Distributions from Retirement Plans

      The Company may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans, including a redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age
   59 1/2. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of the Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

      With respect to PFS Accounts, the Company does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

      (c) Redemption Pursuant to the Company's Automatic Cash Withdrawal Plan

      A shareholder may elect to participate in an automatic cash withdrawal plan ("Withdrawal Plan") with respect to the shareholder's investment in a Fund. Under the Withdrawal Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

      The amount of the shareholder's investment in a Fund at the time the election to participate in the Withdrawal Plan is made with respect to such Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Company reserves the right to change the terms and conditions of the Withdrawal Plan and the ability to offer the Withdrawal Plan.

      (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

      The Company reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Company may waive the Deferred Sales Charge upon such involuntary redemption.

      (e) Redemption by manager

      The Company may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in a Fund.

   Other Accounts

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares--Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program. The Funds offer Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

  Redemption of Shares.

   General. A Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   PFS Accounts

   Shareholders may redeem for cash some or all of their shares of a Fund at any time by sending a written request in proper form directly to Primerica at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, Company or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for this information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

   A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if:
(a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

   Other Accounts

   If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Citigroup Global Markets brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

   Shares held by Citigroup Global Markets as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Citigroup Global Markets as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

          (Name of the Fund)
          (Specify class of shares)
          c/o PFPC Inc.
          P.O. Box 9699
          Providence, Rhode Island 02940-9699.

   A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Automatic Cash Withdrawal Plan. Each Fund offers shareholders an automatic cash withdrawal plan (the "Withdrawal Plan"), under which shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) may elect to receive cash payments of a specified amount monthly or quarterly.

   PFS Accounts

   For PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The Company reserves the right to involuntarily liquidate any shareholder's account in a Fund if the aggregate net asset value of the shares held in that Fund account is less than $500. (If a shareholder has more than one account in a Fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

   Other Accounts

   Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Funds or classes of a Fund.

   All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from a Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a Fund's transfer agent.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a Fund.)

   PFS Accounts

   Neither a Fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

   Redemptions. Redemption requests of up to $50,000 of any class or classes of a Fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

   Additional Information regarding Telephone Redemption and Exchange Program. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Funds normally utilize is restricted, or an emergency as determined by the SEC exists, so that disposal of the Funds' investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Funds' shareholders.

   Distributions in Kind. A Fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

  Exchange Privilege.

   General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

   Exchanges are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Funds reserve the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

   Class A, Class Y and Class 1 Exchanges. Class A, Class Y and Class 1 shareholders of each Fund who wish to exchange all or a portion of their shares for shares of the same class in any funds eligible for the exchange privilege may do so without imposition of any charge. Class Y shareholders may also exchange all or a portion of their shares for Class A shares in any funds eligible for the exchange privilege without imposition of any charge.

   Class L and O Exchanges. Class L and Class O shareholders who wish to exchange all or a portion of their shares for Class L shares in any funds eligible for the exchange privilege may do so without imposition of any charge.

   Class B and Class P Exchanges. Class B and Class P shareholders may exchange all or a portion of their shares for Class B shares in any funds eligible for the exchange privilege. In the event a Class B or Class P shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the Fund then owned, the exchanged shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B or Class P shares of the Fund that have been exchanged.

   PFS Accounts

   Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

   Additional Information Regarding the Exchange Privilege. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if a Fund's management in its sole discretion determines that an investor is engaged in excessive trading, such Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund's policy on excessive trading applies to investors who invest in such Fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at a Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

   This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

   Determination of Public Offering Price. The public offering price for a share of any class of a Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A, and Class 1 shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B, Class L, Class O and Class P shares.

   Involuntary Redemption of Shares. The Fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

                        DISTRIBUTIONS AND FEDERAL TAXES

   International Fund and Large Cap Fund distribute dividends annually; Growth and Income Fund declares and pays dividends quarterly. Each Fund makes capital gain distributions annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of a Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

   Taxation of Fund

   Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. So long as a Fund so qualifies, it will not be subject to federal income tax on amounts paid by it as dividends and distributions to shareholders in compliance with the Code's timing and other requirements. If any Fund were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for income dividends or capital gain distributions paid to shareholders) would be subject to tax at corporate rates. A Fund will be subject to a nondeductible, 4% federal excise tax if it fails to meet certain distribution requirements with respect to each calendar year, generally applicable to its ordinary (taxable) income for that year and the excess of its capital gains over its capital losses for the one-year period ended on October 31 of that year. The Funds intend generally to make distributions sufficient to avoid or minimize any liability for the excise tax. Each Fund expects to be treated as a separate entity for purposes of determining its federal tax treatment.

   Dividends or other income (including, in some cases, capital gains) received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

   Taxation of Shareholders

   Tax Treatment of Distributions. Dividends from ordinary income, and any distributions from net short term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions from net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) whether paid in cash or additional shares are taxable as long-term capital gains, regardless of how long the shareholder has held Fund shares. Dividends and capital gain distributions may also be subject to state and local taxes. Shareholders are notified annually by a Fund as to the federal tax status of dividends and distributions paid by the Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

   For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they are declared. These dividends will be taxable to shareholders as if actually received on December 31 rather than in the year in which shareholders actually receive the dividends.

   All Fund distributions will reduce the net asset value of the Fund shares. Investors may therefore wish to avoid purchasing Fund shares shortly before an anticipated dividend or capital gain distribution in order to avoid being taxed on a distribution that is economically a return of a portion of the purchase price.

   Dividends-Received Deduction. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

   Disposition of Shares. Any sale, exchange or redemption of shares (including periodic withdrawals under the automatic cash withdrawal plan) generally represents a taxable event. Depending on the purchase price and sale price of the shares sold, exchanged or redeemed there may be a gain or loss on the transaction. Gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year at the time of the sale, exchange or redemption, and otherwise generally will be short-term capital gain or loss. Any loss on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends paid on such shares.

   If shares of a Fund purchased subject to a sales charge are sold or exchanged within 90 days of acquisition, and shares of the same or another Fund are acquired at a reduced (or no) sales charge because of the sales charge imposed on the prior purchase, then to the extent the sales charge on the subsequent shares is so reduced or waived, the sales charge incurred on the initial purchase may not be used to determine the basis in the shares disposed of for purposes of determining tax gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the disposition of the initial shares, it is includable in the basis of the subsequent shares acquired. Additionally, any loss realized on a redemption or exchange of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period beginning 30 days before and ending 30 days after such disposition, including pursuant to reinvestment of dividends in Fund shares.

   Foreign Income Taxes. If eligible, the International Fund may elect to treat any qualified foreign income taxes paid by it as paid by its shareholders. In determining whether to make this election, the Fund will take into consideration such factors as the amount of foreign taxes paid and the administrative costs associated with making the election. If the election is made, shareholders of the Fund would be required to include their respective pro rata portions of such qualified foreign taxes in computing their federal gross income and would then generally be entitled to take such taxes into account as if directly paid by them in computing a credit or deduction for foreign income taxes paid, subject to applicable limitations. For any year for which it makes such an election, the International Fund will report to its shareholders (shortly after the close of its fiscal year) the amount per share of such foreign taxes that must be included in the shareholder's gross income and will be potentially available as a credit or deduction. The other Funds will not qualify to make this election, and consequently their shareholders will not be entitled to claim a deduction or credit for their shares of any of the foreign taxes paid by those Funds.

   Taxation of Non-U.S. Persons. Dividends and certain other payments to shareholders who are neither citizens nor residents of the United States nor U.S. entities may be subject to a United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

   Back-up Withholding. Each Fund is required to withhold and remit to the United States Treasury a percentage of taxable dividends, redemption proceeds and certain other payments made to any shareholder (including a shareholder who is neither a citizen nor resident of the United States) who does not furnish the Fund with required information and certifications or who is otherwise subject to back-up withholding. This back-up withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Back-up withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

   Special Tax Rules Affecting Investments. The Code includes special rules applicable to certain listed options (excluding equity options as defined in the Code), futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are generally classified as
Section 1256 contracts. The character of gain or loss resulting from the sale, disposition or other termination of Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value, or "marked to market," on the last day of such fiscal year for federal income tax purposes.

   Over-the-counter options, equity options, and certain other options or future contracts are not classified as Section 1256 contracts and are not, therefore, subject to the treatment described above. Any gains or losses from transactions in over-the-counter options generally constitute short-term capital gains or losses. If a Fund exercises over-the-counter call or put options, the gain or loss realized on the sale of the underlying securities will be long term if the securities have been held for more than one year and otherwise as a short term capital gain or loss. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

   Certain transactions in options, futures contracts, or options on futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain conditions are met.

   The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

   The Code provides certain elections for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. No determination has been reached to make any of these elections.

   The effect of the tax rules described above with respect to options and futures contracts may be to change the amount, timing and character of a Fund's income, gains and losses and therefore of its distributions to shareholders.

   These rules also generally apply to options, futures and forward contracts relating to foreign currency, except that (1) options, futures and forward contracts on certain foreign currencies are not governed by Section 1256, (2) gains and losses on foreign currency forward contracts are generally treated as ordinary income and losses, and (3) gains and losses on a Fund's foreign currency options and futures contracts that are not governed by Section 1256, if any, are generally treated as ordinary income and loss.

   Additionally, under the Code gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are treated as ordinary income or loss.

   If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such PFIC or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the distribution requirements referred to above. If a Fund is able and elects to treat a PFIC as a "qualified electing fund" ( a "QEF election"), in lieu of the treatment described above, the Fund will be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Fund. In the absence of a QEF election, a Fund generally should be able to make an alternative election to mark to market annually its investments in PFICs, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.

   A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to PFICs, partnerships or trusts in which the Fund invests or to certain options, futures, forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so, thereby potentially generating additional taxable gain, or borrowing the necessary cash, thereby incurring interest expenses.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and no attempt is made to describe special tax rules that may be applicable to certain categories of shareholders, such as tax-exempt or tax-deferred entities or retirement plans, insurance companies, and financial institutions. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                            PERFORMANCE INFORMATION

   From time to time a Fund may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for each class of shares of a Fund. These figures are based on historical earnings and are not intended to indicate future performance. The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   The manager may waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

Yield

   A Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c x d))] + 1)/6/ -1], where

           a   =   dividends and interest earned during the period
           b   =   expenses accrued for the period (net of
                   reimbursements)
           c   =   the average daily number of shares outstanding
                   during the period that were entitled to receive
                   dividends
           d   =   the maximum offering price per share on the last
                   day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

  P =   a hypothetical initial payment of $1,000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a Hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
        (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total return (computed in the manner described in the Prospectus) for each Fund is shown in the tables below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. The calculations below have been adjusted for the different sales charges currently payable with respect to each class. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

  Average Annual Total Return--Large Cap Fund

                                                    Since   Inception
           Class of Shares 1-Year 5-Year  10-Year Inception   Date
           --------------- ------ ------  ------- --------- ---------
               Class 1....  6.16% (0.19)%  7.95%     8.80%   4/14/87
               Class A....  9.35  (0.04)    N/A      6.22    8/18/96
               Class B....  9.05   0.06     N/A      6.16    8/18/96
               Class L.... 13.07    N/A     N/A    (13.33)   9/19/00
               Class Y....   N/A    N/A     N/A       N/A          *

--------
* No Class Y shares were outstanding for the fiscal year ended October 31, 2003.

  Average Annual Total Return--Growth and Income Fund

                                                    Since   Inception
           Class of Shares 1-Year 5-Year  10-Year Inception   Date
           --------------- ------ ------  ------- --------- ---------
               Class 1.... 12.43% (1.97)%  6.61%     7.74%   4/14/87
               Class A.... 16.27  (1.55)    N/A      4.86    8/18/96
               Class B.... 16.11  (1.57)    N/A      4.71    8/18/96
               Class L.... 19.64    N/A     N/A     (8.03)  10/09/00
               Class O.... 19.95    N/A     N/A     (7.36)  12/08/00
               Class P.... 17.18    N/A     N/A     (7.91)  12/08/00
               Class Y.... 23.16    N/A     N/A     (6.12)  12/08/00

  Average Annual Total Return--International Fund

                                                    Since   Inception
           Class of Shares 1-Year 5-Year  10-Year Inception   Date
           --------------- ------ ------  ------- --------- ---------
               Class 1....  7.96% (3.12)%   N/A      0.23%    8/8/96
               Class A.... 11.26  (2.96)    N/A      3.69    3/17/95
               Class B.... 11.03  (2.94)    N/A      3.50    3/17/95
               Class L.... 15.89    N/A     N/A    (27.49)   9/13/00
               Class Y....   N/A    N/A     N/A       N/A          *

--------
* No Class Y shares were outstanding for the fiscal year ended October 31, 2003.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

  Average Annual Total Return (After Taxes on Distributions)

P(1+T)/n/ = ATV\\D\\

   Where: P        =   a hypothetical initial payment of $1,000.
          T        =   average annual total return (after taxes on distributions)
          n        =   number of years
          ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

  Average Annual Total Return (After Taxes on Distributions and Redemption)

P(1+T)/n/ = ATV\\DR\\

   Where: P         =   a hypothetical initial payment of $1,000
          T         =   average total return (after taxes on distributions and redemption)
          n         =   number of years
          ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5-or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption

   The Funds may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and (c) that Uniform Gifts or Transfers to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

                               OTHER INFORMATION

Transfer Agent

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the Funds' transfer and dividend-paying agent (except with respect to certain share classes not offered through this SAI). Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, distributes dividends and distributions payable by the Funds and produces statements with respect to account activity for the Funds' and their shareholders. For these services, the transfer agent receives fees from the Funds computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Funds during the month and is reimbursed for out-of-pocket expenses.

Sub-Transfer Agents

   PFPC Inc., P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions. Primerica Shareholder Services, located at P.O. Box 9662, Providence, Rhode Island 02940-9662, also serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions.

Custody of Assets

   Securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

   Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

Shareholder and Trustee Responsibility

   The Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

   The Company's Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

   The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. Each Fund is a series of the Company. Prior to January 21, 2003, the Smith Barney International Fund was known as the Smith Barney International Aggressive Growth Fund. Prior to September 11, 2000, the Smith Barney Large Cap Core Fund was known as the Growth Fund, the Smith Barney Growth and Income Fund was known as the Growth and Income Fund, and the Smith

Barney International Fund was known as the International Fund. Prior to May 9, 2003 the SB Growth and Income Fund was known as the Smith Barney Growth and Income Fund.

   The Company's Declaration of Trust permits the Company's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

   The Company may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when a Fund determines pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

   The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

   Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of a Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company's Declaration of Trust.

   The Company's Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

   The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

   The Company's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

   The Company's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                             FINANCIAL STATEMENTS

   Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent accountants. The audited financial statements of the Funds (Statement of Assets and Liabilities at October 31, 2003, Statement of Operations for the year ended October 31, 2003, Statements of Changes in Net Assets for the years ended October 31, 2003 and 2002, Financial Highlights for each of the years in the four-year period ended October 31, 2003, Notes to Financial Statements and Independent Auditors' Report) each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX A

                 RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

   Aaa--Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

   Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba--Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

   B--Obligations rated B are considered speculative and are subject to high credit risk.

   Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's

   AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.

   A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC, CC, and C--Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   N.R.--An issuer designated "N.R." is not rated.

Fitch Ratings

   AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor's

   A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   N.R.--An issuer designated "N.R." is not rated.

Fitch Ratings

   Fitch's short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

   F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                  APPENDIX B
              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The Board of Trustees of the Funds have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                               February 27, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                        Smith Barney Investment Series
                               125 Broad Street
                              New York, NY 10004
                                1-800-451-2010

Smith Barney Premier Selections All Cap Smith Barney Growth and Income Portfolio
Growth Portfolio
Smith Barney Large Cap Core Portfolio   SB Government Portfolio

   Smith Barney Investment Series (the "Trust") currently offers seven separate investment portfolios, four of which are described in this Statement of Additional Information ("SAI") (the investment portfolios described herein are listed above and are individually referred to as a "Portfolio," and collectively, the "Portfolios"). This SAI expands upon and supplements the information contained in the prospectus dated February 27, 2004 for the Portfolios and the prospectus dated February 27, 2004 for Salomon Brothers Class B shares of SB Government Portfolio, as supplemented from time to time, and should be read in conjunction therewith.

   The prospectuses may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
      General Information............................................   2
      Goals and Investment Policies..................................   2
      Investment Practices and Associated Risks......................   5
      Additional Risk Factors........................................  20
      Investment Restrictions........................................  24
      Trustees and Officers..........................................  25
      Investment Management Agreements...............................  34
      Distributor....................................................  37
      Portfolio Turnover.............................................  38
      Portfolio Transactions and Brokerage...........................  38
      Determination of Net Asset Value...............................  41
      Taxes..........................................................  42
      Performance....................................................  43
      Additional Information about the Portfolios....................  45
      Financial Statements...........................................  48
      Appendix A--Ratings of Bonds, Notes and Commercial Paper....... A-1
      Appendix B--Description of Proxy Voting Policies and Procedures B-1

   This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                              GENERAL INFORMATION

   Smith Barney Fund Management LLC ("SBFM" or the "manager"), a limited liability company formed September 21, 1999, 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolios. The manager is an affiliate of Citigroup Global Markets Inc. ("Citigroup Global Markets"). The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. ("Citigroup"), a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world.

   Citigroup Global Markets (the "Distributor") is the distributor of the Portfolios' shares.

                         GOALS AND INVESTMENT POLICIES

   The following disclosures supplement disclosures set forth in the prospectuses and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

   The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

   Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

   Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

   Smith Barney Premier Selections All Cap Growth Portfolio (the "All Cap Growth Portfolio") seeks long-term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, a Mid Cap Growth segment and a Small Cap Growth segment.

   Large Cap Growth Segment. This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2003, the largest market capitalization of a company in the Index was approximately $311.1 billion and the smallest market capitalization was approximately $697.8 million.

   Mid Cap Growth Segment. This segment invests primarily in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap 400 Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2003, the largest market capitalization of a company in the Index was approximately $11.8 billion and the smallest market capitalization was approximately $337.2 million. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

   Small Cap Growth Segment. This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2003, the largest market capitalization of a company in the Index was approximately $2.1 billion and the smallest market capitalization was approximately $56.6 million. Please see "Risk Factors - Small Capitalization Companies" below for more information about the risks of investing in companies with small market capitalizations.

   All Segments. The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long-term capital growth, it is not suitable for investors unable or unwilling to assume such risks.

SMITH BARNEY LARGE CAP CORE PORTFOLIO

   Smith Barney Large Cap Core Portfolio (the "Large Cap Core Portfolio") seeks capital appreciation. The Large Cap Core Portfolio seeks to achieve its investment objective primarily through investments in U.S. common stocks and other equity securities. Any income realized on its investments will be purely incidental to its goal of capital appreciation. Under normal market conditions, the Large Cap Core Portfolio invests at least 80% of its net assets in equity securities of companies with large market capitalizations and related investments. Although this policy relating to securities of companies with large market capitalizations may be changed without shareholder approval, the Large Cap Core Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

   The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers.

SMITH BARNEY GROWTH AND INCOME PORTFOLIO

   Smith Barney Growth and Income Portfolio (the "Growth and Income Portfolio") seeks reasonable growth and income. The Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

   The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks.

SB GOVERNMENT PORTFOLIO

   SB Government Portfolio (the "Government Portfolio") seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Government Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

   The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

   The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio's securities and potentially one or more of the following additional sources:

  .  premiums earned upon the expiration of options written;

  .  net profits from closing transactions; and

  . net gains from the sale of portfolio securities on the exercise of options or otherwise.

   The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.

   The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association ("FNMA").

   While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the manager seeks to moderate market risk by generally maintaining a portfolio duration within a range of approximately four to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

   With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the manager will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the manager pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the manager will be successful in achieving such results for the Portfolio.

   The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

   The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio's total return and not to "enhance" monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

                   INVESTMENT PRACTICES AND ASSOCIATED RISKS

   This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of each Portfolio's investments and risks contained in the Prospectus. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the Portfolios, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. For further information about risks associated with these practices, see "Additional Risk Factors" below.

EQUITY SECURITIES

   The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

   Common Stocks (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

   Preferred Stocks. Each Portfolio (except Government Portfolio) may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

   Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See "Preferred Stocks and Convertible Securities" below.

   Preferred Stocks and Convertible Securities (All Portfolios except
Government Portfolio). Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). A Portfolio may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

   Warrants (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

   Illiquid and Restricted Securities. Each Portfolio may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restrictions, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

   Securities of Foreign Issuers (All Portfolios except Government
Portfolio). The Large Cap Core Portfolio and the Growth and Income Portfolio may invest up to 20% of the value of their total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

   Each Portfolio may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

   ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   The All Cap Growth Portfolio, the Large Cap Core Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as "emerging markets" countries. See "Risk Factors--Securities of Developing /Emerging Markets Countries".

FIXED INCOME SECURITIES

   Corporate Debt Obligations (All Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

   U.S. Government Securities (All Portfolios). The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

   Mortgage Related Securities (Government Portfolio). The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as "mortgage-related securities".

   Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

   The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

   As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

      1. Certificates are usually issued at a premium or discount, rather than at par.

      2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

      3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

      4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

   In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

   The Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") is a publicly-traded stockholder-owned corporation that was created by Congress in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. It receives no federal funding. Freddie Mac issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. Although Freddie Mac guarantees timely monthly payment of interest of PCs and the ultimate payment of principal, the obligations of Freddie Mac are not guaranteed by and are not debt or obligations of the U.S. or any federal agency or instrumentality other than Freddie Mac.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

   The Federal National Mortgage Association ("FNMA") creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

   Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

   Forward Commitments (All Portfolios). The Portfolios may purchase or sell U.S. Government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

   A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

   The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

   When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio's books.

Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

   Short-Term Investments (All Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio's investment objective may not be achieved.

   Commercial Paper (All Portfolios). Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE INSTRUMENTS

  Options, Futures Contracts and Related Options (All Portfolios)

   Selling Call and Put Options (All Portfolios). The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio, Large Cap Core Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus, Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio's custodian cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

   In order to terminate its position as writer of a call or put option, a Portfolio may enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

   By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

   Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

   Purchasing Call and Put Options (All Portfolios). A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value. The Portfolios may purchase either listed or over-the-counter options.

   Options on Stock Indices (All Portfolios except Government
Portfolio). Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

   Futures Contracts (All Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission ("CFTC"), the Portfolios are exempt from registration as a "commodity pool".

   An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

   A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

   Stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

   Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

   Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American

Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

   In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

   For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

   At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

   When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

   For example, if the Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined during the period the contracts were outstanding, the value of the Portfolio's futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

   Options on Futures Contracts (All Portfolios). A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   Forward Currency Contracts and Options on Currency (All Portfolios except Government Portfolio). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

   The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

   A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

   The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Use of Segregated and Other Special Accounts (All Portfolios). Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid securities equal to the amount of the Portfolio's obligations.

   OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation ("OCC")-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

   In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

   Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES

   Repurchase Agreements (All Portfolios). Each Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio's custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements (All Portfolios). Each Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio's assets. The Portfolio's custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. A Portfolio's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

   ETFs or Exchange Traded Funds (All Portfolios except Government
Portfolio). The Portfolios may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Portfolio's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

   Short Sales (All Portfolios except Government Portfolio). Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

   The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

   Loans of Portfolio Securities (All Portfolios). Consistent with applicable regulatory requirements, a Portfolio may lend securities from its portfolio to brokers, dealers and other financial organizations. A Portfolio may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Portfolio will be collateralized by cash, cash equivalents or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In return for lending its securities, a Portfolio would receive either a fee from the borrower, in the event of a loan secured by government securities, or the earnings on its investment of cash collateral, less a rebate paid to the borrower. In either case, a fee is also paid to a lending agent. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Portfolio's securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the collateral must be marked to market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral); (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must be entitled to receive a reasonable return on the loan; (e) the Portfolio may pay only reasonable fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. In addition, a Portfolio could lose money if its investment of cash collateral results in a loss.

                            ADDITIONAL RISK FACTORS

   The prospectuses and the "INVESTMENT PRACTICES AND ASSOCIATED RISKS" section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolios. The following discussion supplements these descriptions of risk factors.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.

   Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument;

      Income Risk. When interest rates decline, a Portfolio's income may decline;

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

   Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an "NRSRO"), such as those rated BBB by S&P or Baa by Moody's, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and
(iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes". Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio's investments are denominated relative to the U.S. dollar will affect the Portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio's securities are quoted would reduce the Portfolio's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a Portfolio's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

   The following are the principal risks associated with derivative instruments. Please also see the description in the "INVESTMENT PRACTICES AND ASSOCIATED RISKS" section of this Statement of Additional Information of certain derivative instruments in which a Portfolio might invest for more information about those instruments and the risks on investing in them.

      Leverage and associated price volatility. The use of certain derivatives may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio's investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment.

   Derivatives may magnify a Portfolio's gain or loss from an investment in much the same way that incurring indebtedness does;

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

      Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

      Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio's restrictions on illiquid investments; and

      Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio's portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Portfolio and its shareholders.

   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

   Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Economic and Monetary Union (EMU).   Fifteen European countries participate
in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

   Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio.

                            INVESTMENT RESTRICTIONS

   Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

   A Portfolio may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

      (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

      (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

      (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

   The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust's Board of Trustees at any time. Accordingly a Portfolio may not:

   invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio's books).

   If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                             TRUSTEES AND OFFICERS

   The Portfolios are supervised by the Board of Trustees of the Trust, over two-thirds of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

   An asterisk in the table below identifies those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates including Citigroup Global Markets Inc. ("CGM") described in the table below.

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                                                                  Associated
                                                                                                     with
                          Position Held and                                                       Citigroup
                           Length of Time            Principal Occupation During Past 5            Overseen
      Name and Age             Served                Years and Other Directorships Held           by Trustee
      ------------        ----------------- ----------------------------------------------------- ----------
Interested Trustee
R. Jay Gerken*; 52          Chairman,       Managing Director of CGM; Chairman, President            221
                            President and   and Chief Executive Officer of Smith Barney Fund
                            Chief           Management ("SBFM"), Travelers Investment
                            Executive       Adviser, Inc. ("TIA") and Citi Fund Management
                            Officer since   Inc. ("CFM"); President and Chief Executive
                            2002            Officer of certain mutual funds associated with
                                            Citigroup Inc.; formerly, Portfolio Manager of
                                            Smith Barney Allocation Series Inc. (from 1996--
                                            2001) and Smith Barney Growth and Income Fund
                                            (from 1996-2001).

Non-Interested Trustees
Elliott J. Berv; 60         Trustee since   Board Member, American Identity Corp. (doing              37
                            2001            business as Morpheus Technologies) (biometric
                                            information management) (since 2001; consultant
                                            since 1999); Director, Lapoint Industries (industrial
                                            filter company) (since 2002); Executive Vice
                                            President and Chief Operations Officer, DigiGym
                                            Systems (on-line personal training systems) (since
                                            2001); Consultant, Catalyst (consulting) (since
                                            1984); Director, Alzheimer's Association (New
                                            England Chapter) (since 1998); Chief Executive
                                            Officer, Motocity USA (motorsport racing) (since
                                            2004).

Donald M. Carlton; 66       Trustee since   Director, Temple-Inland (forest products) (since          32
                            1997            2003); Director, American Electric Power Co.
                                            (electric utility) (since 1999); Consultant, URS
                                            Corporation (engineering) (since 1999); Director,
                                            National Instruments Corp. (technology) (since
                                            1994); former Chief Executive Officer, Radian
                                            International L.L.C. (engineering) (1996--1998);
                                            Member of the Management Committee, Signature
                                            Science (research and development) (since 2000);
                                            former Director, Valero Energy (petroleum refining)
                                            (1999--2003).

A. Benton Cocanougher; 65   Trustee since   Interim Chancellor, Texas A&M University System           32
                            1991            (since 2003); former Special Advisor to the
                                            President, Texas A&M University (2002--2003);
                                            former Dean Emeritus and Wiley Professor, Texas
                                            A&M University (2001--2002); former Dean and
                                            Professor of Marketing, College and Graduate
                                            School of Business of Texas A&M University
                                            (1987--2001).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                                                                  Associated
                                                                                                     with
                           Position Held and                                                      Citigroup
                            Length of Time            Principal Occupation During Past 5           Overseen
       Name and Age             Served                Years and Other Directorships Held          by Trustee
       ------------        ----------------- ---------------------------------------------------- ----------

Mark T. Finn; 60             Trustee since   Adjunct Professor, College of William & Mary             37
                             2001            (since 2002); Principal/Member, Balvan Partners
                                             (investment management) (since 2002); Chairman,
                                             Chief Executive Officer, and Owner, Vantage
                                             Consulting Group, Inc. (investment advisory and
                                             consulting firm) (since 1988); former Vice
                                             Chairman and Chief Operating Officer, Lindner
                                             Asset Management Company (mutual fund
                                             company) (1999--2001); former President and
                                             Director, Delta Financial, Inc. (investment advisory
                                             firm) (1983--1999); former General Partner and
                                             Shareholder, Greenwich Ventures LLC (investment
                                             partnership) (1996--2001); former President,
                                             Secretary, and Owner, Phoenix Trading Co.
                                             (commodity trading advisory firm) (1997--2000).

Stephen Randolph Gross; 56   Trustee since   Director, Andersen Calhoun (assisted living) (since      32
                             1986            1987); Chief Executive Officer, HLB Gross Collins,
                                             PC (accounting firm) (since 1979); Treasurer,
                                             Coventry Limited, Inc. (since 1985); former
                                             Managing Director, Fountainhead Ventures, L.L.C.
                                             (consulting) (1998--2003); former Treasurer, Hank
                                             Aaron Enterprises (fast food franchise) (1985--
                                             2001); former Director, Yu Save, Inc. (internet
                                             company) (1998--2000); former Director,
                                             Hotpalm.com, Inc. (wireless applications) (1998--
                                             2000); former Partner, Capital Investment Advisory
                                             Partners (consulting) (2000--2002); former
                                             Director, United Telesis, Inc. (telecommunications)
                                             (1997--2002); former Director, ebank.com, Inc.
                                             (1997--2004); former Secretary, Carint N.A.
                                             (manufacturing) (1998--2002); former Chief
                                             Operating Officer, General Media Communications,
                                             Inc. (March 2003--August 2003).

Diana R. Harrington; 63      Trustee since   Professor, Babson College (since 1993).                  37
                             2001

Susan B. Kerley; 52          Trustee since   Consultant, Strategic Management Advisors, LLC           37
                             2001            (investment consulting) (since 1990); Director,
                                             Eclipse Funds (currently supervises 12 investment
                                             companies in fund complex) (since 1990).

                                                                                                Number of
                                                                                                Investment
                                                                                                Companies
                                                                                                Associated
                                                                                                   with
                         Position Held and                                                      Citigroup
                          Length of Time            Principal Occupation During Past 5           Overseen
      Name and Age            Served                Years and Other Directorships Held          by Trustee
      ------------       ----------------- ---------------------------------------------------- ----------

Alan G. Merten; 62        Trustee since    President, George Mason University (since 1996);         32
                          1990             Director, Digital Net Holdings, Inc. (since 2003);
                                           former Director, Comshare, Inc. (information
                                           technology) (from 1985--2003).

R. Richardson Pettit; 61  Trustee since    Professor of Finance, University of Houston              32
                          1990             (1977--2002); Independent Consultant (since
                                           1984).

Officers
R. Jay Gerken*; 52        Chairman,        Managing Director of CGM; Chairman, President           N/A
                          President and    and Chief Executive Officer of SBFM, Travelers
                          Chief            Investment Adviser, Inc. ("TIA") and Citi Fund
                          Executive        Management Inc. ("CFM"); President and Chief
                          Officer since    Executive Officer of certain mutual funds associated
                          2002             with Citigroup Inc.; formerly, Portfolio Manager of
                                           Smith Barney Allocation Series Inc. (from 1996 to
                                           2001) and Smith Barney Growth and Income Fund
                                           (from 1996 to 2001).

Alan Blake*; 54           Vice President   Managing Director, CGM.                                 N/A
                          and Investment
                          Officer since
                          2001

Michael McElroy*; 38      Vice President   Citigroup Asset Management (since 2000); Director       N/A
                          and Investment   of Quantitative Research and Senior Portfolio
                          Officer since    Manager--US, International and Market-Neutral
                          2002             Accounts; Consultant, Digital Equipment
                                           Corporation; Associate, Intermarket Capital
                                           Associates Ltd.

Roger M. Lavan*; 41       Vice President   Managing Director, CGM.                                 N/A
                          since 2002

Francis L. Mustaro*; 52   Vice President   Managing Director, CGM.                                 N/A
                          since 2002

Michael Kagan*; 44        Vice President   Managing Director, CGM.                                 N/A
                          and Investment
                          Officer since
                          2000

Lawrence Weissman*; 42    Vice President   Managing Director, CGM (since 1997); former             N/A
                          and Investment   Portfolio Manager, Neuberger & Berman, LLC
                          Officer since    (from 1995 to 1997).
                          1999

                                                                                           Number of
                                                                                           Investment
                                                                                           Companies
                                                                                           Associated
                                                                                              with
                     Position Held and                                                     Citigroup
                      Length of Time           Principal Occupation During Past 5           Overseen
    Name and Age          Served               Years and Other Directorships Held          by Trustee
    ------------     ----------------- --------------------------------------------------- ----------

Timothy Woods*; 42    Vice President   Managing Director, CGM (since 1999); former            N/A
                      and Investment   Portfolio Manager, Banker's Trust.
                      Officer since
                      2001

Kevin Caliendo*; 33   Vice President   Director, CGM (since 2002); Equity analyst and         N/A
                      and Investment   convertible portfolio manager, healthcare, SAC
                      Officer since    Capital Advisors, LLC (from 1998 to 2001);
                      2003             Convertible Bond Analyst, Wachovia Securities
                                       (from 1998 to 2001).

Andrew B. Shoup*; 47  Senior Vice      Director of Citigroup Asset Management ("CAM");        N/A
                      President and    Senior Vice President and Chief Administrative
                      Chief            Officer of mutual funds associated with Citigroup;
                      Administrative   Head of International Funds Administration of
                      Officer since    CAM (from 2001 to 2003); Director of Global
                      2003             Funds Administration of CAM (from 2000 to 2001);
                                       Treasurer of certain mutual funds associated with
                                       Citigroup Inc. (since 2004); Head of U.S. Citibank
                                       Funds Administration of CAM (from 1998 to 2000).

Richard Peteka*; 41   Chief            Director of CGM; Chief Financial Officer and           N/A
                      Financial        Treasurer of certain Smith Barney Mutual Funds;
                      Officer and      formerly, Director and Head of Internal Control for
                      Treasurer since  Citigroup Asset Management U.S. Mutual Fund
                      2002             Administration (1999--2002); Vice President, Head
                                       of Mutual Fund Administration and Treasurer at
                                       Oppenheimer Capital (1996--1999).

Kaprel Ozsolak*; 37   Controller       Vice President of CGM.                                 N/A
                      since 2002

Andrew Beagley*; 41   Chief Anti-      Director of CGM (since 2000); Director of              N/A
                      Money            Compliance, North America, CAM (since 2000);
                      Laundering       Chief Anti-Money Laundering Compliance Officer
                      Compliance       of mutual funds associated with Citigroup Inc.;
                      Officer since    Director of Compliance, Europe, the Middle East
                      2002             and Africa, CAM (from 1999 to 2000); Compliance
                                       Officer, Salomon Brothers Asset Management
                                       Limited, Smith Barney Global Capital Management
                                       Inc., Salomon Brothers Asset Management Asia
                                       Pacific Limited (from 1997 to 1999).

Marianne Motley*; 44  Assistant        Director, Mutual Fund Administration for CGM           N/A
                      Treasurer since  (since 1994); Assistant Treasurer of certain mutual
                      2000             funds associated with Citigroup.

                                                                                               Number of
                                                                                               Investment
                                                                                               Companies
                                                                                               Associated
                                                                                                  with
                        Position Held and                                                      Citigroup
                         Length of Time            Principal Occupation During Past 5           Overseen
     Name and Age            Served                Years and Other Directorships Held          by Trustee
     ------------       ----------------- ---------------------------------------------------- ----------

Robert I. Frenkel*; 49   Chief Legal      Managing Director and General Counsel of Global         N/A
                         Officer since    Mutual Funds for CAM (since 1994); Secretary of
                         2003 and         CFM and Secretary of certain mutual funds
                         Secretary since  associated with Citigroup Inc.; Chief Legal Officer
                         2000             of mutual funds associated with Citigroup.

Thomas C. Mandia*; 41    Assistant        Director and Deputy General Counsel, CAM (since         N/A
                         Secretary since  1992); Assistant Secretary of certain mutual funds
                         2000             associated with Citigroup Inc.

Rosemary D. Emmens*; 34  Assistant        Director and Associate General Counsel, CAM             N/A
                         Secretary since  (since 1998); Assistant Secretary of certain mutual
                         2000             funds associated with Citigroup Inc.

Harris Goldblat*; 34     Assistant        Director and Associate General Counsel, CAM             N/A
                         Secretary since  (2000); Assistant Secretary of certain mutual funds
                         2000             associated with Citigroup Inc.; Associate, Stroock &
                                          Stroock & Lavan LLP (1997-2000).

Wendy Setnicka*; 37      Assistant        Vice President, CGM (since 2002); Assistant Vice        N/A
                         Controller       President, CAM (1998-2002).
                         since 2002

Steven Frank*; 35        Assistant        Vice President, CGM (since 2001); Assistant Vice        N/A
                         Controller       President, CAM (1996-2001).
                         since 2001

   The business affairs of each Portfolio are managed by or under the direction of the Board of Trustees.

   The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Portfolios within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Portfolios' audit, the Portfolios' accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Portfolios' independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolios by the independent auditors and all permissible non-audit services provided by the Portfolios' independent auditors to its manager and any affiliated service providers if the engagement related directly to the Portfolios' operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

   The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Portfolios are members of the Governance Committee. The Governance Committee met 4 times during the Portfolios' last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following table shows the amount of equity securities owned by the Trustees in the Portfolios and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2003:

                                           Aggregate Dollar
                                            Range of Equity
                                           Securities in All
                                         Investment Companies
                                            Associated with
                                         Citigroup Overseen by
                 Name of Trustee              the Trustee
                 ---------------         ---------------------
                 Interested Trustee
                 R. Jay Gerken..........     over $100,000

                 Non-Interested Trustees
                 Elliott J. Berv........    $10,001-$50,000
                 Donald M. Carlton......     over $100,000
                 A. Benton Cocanougher..      $1-$10,000
                 Mark T. Finn...........      $1-$10,000
                 Stephen Randolph Gross.         None
                 Diana R. Harrington....      $1-$10,000
                 Susan B. Kerley........      $1-$10,000
                 Alan G. Merten.........      $1-$10,000
                 R. Richardson Pettit...    $10,001-$50,000

   Shares of the Portfolios are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2003, no Trustee owned shares of any Portfolio.

   None of the Non-Interested Trustees or their family members of those Trustees had any interest in the manager, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the manager or Citigroup Global Markets as of December 31, 2003.

   Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

   Each fund in the Portfolios' fund complex pays a pro rata share of Trustee fees based upon asset size. The Portfolios currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates their pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employee of the manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Portfolios will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                           Aggregate     Aggregate     Aggregate     Aggregate
                         Compensation  Compensation  Compensation  Compensation
                         from All Cap   from Growth   from Large       from
                            Growth      and Income     Cap Core     Government
Trustee                  Portfolio (1) Portfolio (1) Portfolio (1) Portfolio (1)
-------                  ------------- ------------- ------------- -------------
Interested Trustee
R. Jay Gerken...........      $ 0           $ 0          $  0          $  0

Non-Interested Trustees
Elliott J. Berv.........       28            39           277           101
Donald M. Carlton.......       27            37           277           102
A. Benton Cocanougher...       74            85           325           154
Mark T. Finn............       56            67           306           134
Stephen Randolph Gross..       23            34           272            97
Diana R. Harrington.....       25            36           274            98
Susan B. Kerley.........       28            39           277           101
Alan G. Merten..........       29            39           277           101
C. Oscar Morong, Jr. (2)       28            39           277           101
R. Richardson Pettit....       27            37           277           103
Walter E. Robb, III (2).       43            53           291           115

                               Pension or        Total
                               Retirement    Compensation     Number of
                              Benefits Paid from Portfolios    Funds in
                               as Part of      and Fund        Complex
                                Portfolio    Complex Paid     Served by
     Trustee                  Expenses (1)  to Trustees (3) Trustee (3)(4)
     -------                  ------------- --------------- --------------
     Interested Trustee
     R. Jay Gerken...........     None          $     0          221

     Non-Interested Trustees
     Elliott J. Berv.........     None           70,000           37
     Donald M. Carlton.......     None           70,000           32
     A. Benton Cocanougher...     None           70,100           32
     Mark T. Finn............     None           72,500           37
     Stephen Randolph Gross..     None           72,500           32
     Diana R. Harrington.....     None           72,500           37
     Susan B. Kerley.........     None           72,500           37
     Alan G. Merten..........     None           70,000           32
     C. Oscar Morong, Jr. (2)     None           90,500           37
     R. Richardson Pettit....     None           72,500           32
     Walter E. Robb, III (2).     None           72,500           37

--------
(1) Information is for the fiscal year ended October 31, 2003.
(2) Messrs. Morong and Robb retired as Trustees of the Portfolios as of December 31, 2003.
(3) Information is for the calendar year ended December 31, 2003.
(4) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

   The Trustees of the Portfolios have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Portfolios, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

         Average                       Years of Service
     Compensation in -----------------------------------------------------
        Last Year       5        6        7        8        9     10 Years
       of Service     Years    Years    Years    Years    Years   or More
     --------------- -------- -------- -------- -------- -------- --------
        $ 50,000     $125,000 $150,000 $175,000 $200,000 $225,000 $250,000
        $ 60,000     $150,000 $180,000 $210,000 $240,000 $270,000 $300,000
        $ 70,000     $175,000 $210,000 $245,000 $280,000 $315,000 $350,000
        $ 80,000     $200,000 $240,000 $280,000 $320,000 $360,000 $400,000
        $ 90,000     $225,000 $270,000 $315,000 $360,000 $405,000 $450,000
        $100,000     $250,000 $300,000 $350,000 $400,000 $450,000 $500,000

   Assuming continuous service as a Trustee of the Portfolios until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2003, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2003 fiscal year were $6,577. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

   The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

   The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

   Officers receive no compensation from the Portfolios although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

   As of February 2, 2004, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

   As of February 2, 2004, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of any Portfolio of the Trust:

Portfolio                   Percent           Name                       Address
---------                   -------           ----                       -------

Premier Selections All Cap
  Growth Portfolio......... 78.65%   Travelers Life Annuity Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

                            17.07%   Travelers Insurance    Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

Large Cap Core Portfolio... 80.75%   Travelers Life Annuity Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

                            16.82%   Travelers Insurance    Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

Growth and Income Portfolio 81.12%   Travelers Life Annuity Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

                            17.04%   Travelers Insurance    Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

Government Portfolio
  Smith Barney Class A..... 87.95%   Travelers Life Annuity Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

                            11.07%   Travelers Insurance    Attn: Shareholder Accounting, 6MS
                                       Company              One Tower Square
                                                            Hartford, CT 06183

Salomon Brothers Class B...  N/A              N/A           N/A

                       INVESTMENT MANAGEMENT AGREEMENTS

   Investment Manager. Smith Barney Fund Management LLC (the "manager") manages the assets of the Portfolios pursuant to an investment management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the manager manages the securities of each Portfolio and makes investment decisions for each Portfolio. In addition, the manager provides certain administrative services to each Portfolio under the Management Agreement.

   The manager is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services.

   The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Portfolios. The Management Agreement provides that the manager may delegate the daily management of the securities of a Portfolio to one or more subadvisers and that the manager may render services to others.

   The manager provides the Portfolios with general office facilities and supervises the overall administration of the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Portfolios' independent contractors and agents; and arranging for the maintenance of books and records of each Portfolio. Trustees, officers and investors in the Portfolios are or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Portfolios.

   Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Portfolio for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

   The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of the Portfolio's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

   In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the manager to those paid by similar Portfolios or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   For its services under the Management Agreement with respect to Large Cap Core Portfolio, All Cap Growth Portfolio, and Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.75% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. For its services under the Management Agreement with respect to Government Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.60% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.

   The following table shows expenses paid under the Portfolios' investment advisory agreement during the fiscal years ended October 31, 2003, 2002 and 2001. For the fiscal year ended October 31, 2001, and for a portion of the fiscal year ended October 31, 2002, these expenses were paid under a prior investment advisory agreement.

                                                             Growth
                                         All Cap  Large Cap   and
                                         Growth     Core     Income  Government
                                         -------- --------- -------- ----------

October 31, 2003
   Advisory Fees........................ $221,516 $483,490  $323,656  $748,054
                                         -------- --------  --------  --------
October 31, 2002
   Advisory Fees*....................... $207,196 $523,698  $233,609  $112,669
                                         -------- --------  --------  --------

October 31, 2001
   Advisory Fees**...................... $205,446 $468,387  $139,527  $ 10,899
                                         -------- --------  --------  --------

* Had the manager not waived the management fee and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $259,428, $286,724 and $169,955 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.
** Had the manager not waived the entire management fee for each Portfolio except Large Cap Core and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been:
   $250,605, $201,025 and $67,921 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the Portfolios' code of ethics is on file with the Securities and Exchange Commission ("SEC").

   Proxy Voting Guidelines & Procedures. Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, including the procedures that the Portfolios use when a vote presents a conflict between the interests of the Portfolios' shareholders, on the one hand, and those of the manager or any affiliated person of the Portfolio or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolios' investment objectives.

                                  DISTRIBUTOR

   Shares of the Portfolios are continuously offered by Citigroup Global Markets. Citigroup Global Markets, located at 388 Greenwich Street, New York NY 10013, distributes shares of the Portfolios as their principal underwriter pursuant to a written agreement for the Portfolios ("Underwriting Agreement"). Citigroup Global Markets is an affiliate of the Portfolios' manager. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

GOVERNMENT PORTFOLIO

   Smith Barney Class A shares of the Government Portfolio are not subject to a Service Plan.

   Salomon Brothers Class B shares of the Government Portfolio have a Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, Salomon Brothers Class B shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Government Portfolio attributable to Class B shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of Salomon Brothers Class B shares of the Government Portfolio, and to other parties in respect of the sale of Salomon Brothers Class B shares of the Government Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing Salomon Brothers Class B shareholders. The Government Portfolio also may make payments to the distributor, service agents and others for providing personal service or the maintenance of Salomon Brothers Class B shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Salomon Brothers Class B shares and/or shareholder services provided.

   The Service Plan permits the Government Portfolio to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Government Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Government Portfolio will pay the fees to the distributor and others until the Service Plan is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Government Portfolio. The Service Plan also recognizes that various service providers to the Government Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Government Portfolio's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Salomon Brothers Class B shares of the Government Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

   The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph, "qualified Trustees"). The Trustees in the exercise of their business judgement made in the best interests of the Salomon Brothers Class B shareholders of the

Portfolio approved the continuation of the Service Plan. The Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The Service Plan may be terminated at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Salomon Brothers Class B shares. The Service Plan may not be amended to increase materially the amount of permitted expenses of Salomon Brothers Class B shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Government Portfolio will preserve such copies in an easily accessible place.

   As of the fiscal year ended October 31, 2003, no Salomon Brothers Class B shares were outstanding.

   Salomon Brothers Class B shares do not convert into shares of any other class of the Government Portfolio.

                              PORTFOLIO TURNOVER

   The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio's portfolio turnover rates were:

                                      Large Growth
                     Year     All Cap  Cap   and
                  Ended 10/31 Growth  Core  Income Government
                  ----------- ------- ----- ------ ----------
                     2002....   58%    45%    48%     145%
                     2003....   66%    77%    65%      83%*

       * Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 429%.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   The manager is responsible for decisions to buy and sell securities for each Portfolio and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions.

   It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Portfolio may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Portfolio or the manager.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment- decision-making responsibilities.

   For the fiscal year ended October 31, 2003, each Portfolio directed brokerage transactions and commissions paid for research-related services as follows:

                                                    Total Dollar Amount of
                       Total Dollar Amount Of     Brokerage Commissions Paid
                       Brokerage Transactions          on Transactions
  Portfolios        Related To Research Services Related To Research Services
  ----------        ---------------------------- ----------------------------
  All Cap Growth...         $62,626,544                    $111,525
  Large Cap Core...         $24,334,493                    $ 39,958
  Growth and Income         $ 1,856,053                    $  4,504
  Government.......                  --                          --

   Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Portfolio pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

   To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Trust or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Trust.

   The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolios. In the opinion of the manager, the benefits from research services to the Portfolios and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis.

   The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among a Portfolio, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

   The following table summarizes for each Portfolio the total brokerage commissions paid.

                                                    Growth
                                 All Cap Large Cap   and
         Fiscal Year Ended 10/31 Growth    Core     Income  Government
         ----------------------- ------- --------- -------- ----------
                  2003.......... $67,656 $146,486  $110,485     --
                  2002.......... $52,790 $ 90,637  $ 72,076     --
                  2001.......... $62,020 $ 64,035  $ 60,723     --

   The Portfolios may from time to time place brokerage transactions with the Distributor or other brokers that may be considered affiliated persons of the manager or the Distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

   The Portfolios paid the following commissions to Citigroup Global Markets, an affiliated broker, during the periods shown:


                                                        Citigroup
                                                         Global
               Fiscal 2003 Commissions                   Markets
               -----------------------                  ---------
               All Cap Growth..........................  $2,514
               Large Cap Core..........................  $3,421
               Growth and Income.......................  $    0
               Government..............................  $   --

                                                        Citigroup
                                                         Global
               Fiscal 2002 Commissions                   Markets
               -----------------------                  ---------
               All Cap Growth..........................  $  761
               Large Cap Core..........................  $2,633
               Growth and Income.......................  $  693
               Government..............................      --

                                                        Citigroup
                                                         Global
               Fiscal 2001 Commissions                   Markets
               -----------------------                  ---------
               All Cap Growth..........................  $4,203
               Large Cap Core..........................  $1,791
               Growth and Income.......................  $3,611
               Government..............................      --

   The tables below set forth the percentage of each Portfolio's aggregate brokerage commissions paid to Citigroup Global Markets, as a broker, during the fiscal year ended October 31, 2003, and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Citigroup Global Markets during the same period.

                                                        Citigroup
               Percentage of Aggregate Brokerage         Global
               Commissions Paid                          Markets
               ----------------                         ---------
               All Cap Growth..........................   3.72%
               Large Cap Core..........................   2.34%
               Growth and Income.......................      0%
               Government..............................     --

               Percentage of Aggregate Dollar Amount    Citigroup
               of Transactions Involving Payment of      Global
               Commissions                               Markets
               -----------                              ---------
               All Cap Growth..........................   3.66%
               Large Cap Core..........................   2.26%
               Growth and Income.......................      0%
               Government..............................     --

   During the fiscal year ended October 31, 2003, each Portfolio purchased securities issued by the following regular broker-dealers of each Portfolio, which had the following values as of October 31, 2003:

                                                    Value of Securities
                                                           as of
         Portfolio         Broker-Dealer             October 31, 2003
         ---------         -------------            -------------------
         All Cap Growth... Merrill Lynch & Co. Inc.     $  592,000
         Large Cap Core... The Goldman Sachs Group         788,760
                           J.P. Morgan Chase & Co.         559,142
                           Merrill Lynch & Co. Inc.      1,580,640
         Growth and Income Merrill Lynch & Co. Inc.        770,192
                           The Goldman Sachs Group         709,884
                           J.P. Morgan Chase & Co.         493,984
         Government....... N/A                                 N/A

                       DETERMINATION OF NET ASSET VALUE

   The assets attributable to each Portfolio reflect the value of separate interests in a single portfolio of securities. The net asset value of the shares will be determined separately for each share class by subtracting the expenses and liabilities. The net asset value of the shares of each Portfolio is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange (the "Exchange"), if earlier) on each business day on which the Exchange is open. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

   The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which reliable market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on securities, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

   The trading of securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange. Trading may take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Portfolios. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

   U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

                                     TAXES

GENERAL

   The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

TAX STATUS OF THE PORTFOLIOS

   Each Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

   Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

   Each Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

   Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

   Tax treatment of shareholders. Each separate account that invests in a Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

   If all of the beneficial interests in a Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolios are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

   The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

                                  PERFORMANCE

   From time to time, the Portfolios may quote a yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing a Portfolio's shares. Such performance information may include data from the various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

YIELD

   A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b)/(c x d) + 1]/6/)-1], where:

          a     =   dividends and interest earned during the period
          b     =   expenses accrued for the period (net of
                    reimbursements)
          c     =   the average daily number of shares outstanding
                    during the period that were entitled to receive
                    dividends
          d     =   the maximum offering price per share on the last
                    day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

AVERAGE ANNUAL TOTAL RETURN

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years
ERV =   Ending Redeemable Value of a Hypothetical $1,000 investment made at the beginning of a 1-, 5 or
        10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total returns (computed in the manner described in the prospectuses) as of October 31, 2003, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. The calculations below have been adjusted for the different sales charges currently payable with respect to each class. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. The returns and yield shown for a Portfolio do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the Portfolio are sold. If these fees had been included, the returns and yield would have been lower.

                                                          Large  Growth
                                                 All Cap   Cap    and
                                                 Growth   Core   Income  Government
                                                 ------- -----   ------  ----------
1 year..........................................  27.79% 15.47%  22.09%     0.87%
Total Return since inception (based on inception
  date of 9/15/99)..............................   3.54% (4.10)% (3.57)%    6.33%

   Effective May 1, 2001, the All Cap Growth Portfolio changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The performance of the All Cap Growth Portfolio in the table above reflects the performance of the Portfolio prior to this change in investment policies.

   The performance information contained in this SAI for the Government Portfolio represents the performance of the Portfolio's Class A shares. As of the fiscal year ended October 31, 2003, no Salomon Brothers Class B shares were outstanding and therefore have no performance history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

   For advertising and sales purposes, the Government Portfolio will generally use the performance of Class A shares. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on July 14, 2003 will be actual performance, while performance prior to that date will be Class A share performance. Class B share performance generally would have been lower than Class A share performance, had Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

VOTING

   The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

TRANSFER AGENT

   Citicorp Trust Bank, fsb, 125 Broad Street, New York, NY 10004, is the transfer agent for the Portfolios, with the exception of Salomon Brothers Class B shares of the Government Portfolio. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses. PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Portfolios' sub-transfer agent.

   PFPC Inc. is the transfer agent for the Salomon Brothers Class B shares of the Government Portfolio. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions and produces statements with respect to account activity, in each case with respect to the Salomon Brothers Class B shares of the Government Portfolio. For these services, the transfer agent receives fees from the Government Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Government Portfolio during the month and is reimbursed for out-of-pocket expenses.

CUSTODY OF ASSETS

   Securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, as custodian for each Portfolio.

SHAREHOLDER REPORTS

   Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

   KPMG LLP, 757 Third Avenue, New York, New York 10017, the independent auditors for the Trust, perform annual examinations of the Trust's financial statements.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

   The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ABOUT THE TRUST

   The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Trust is a diversified, open-end management investment company. Each Portfolio is a series of the Trust. Prior to May 12, 2003, the SB Government Portfolio was known as Smith Barney Government Portfolio. Prior to November 29, 2001, the Smith Barney Government Portfolio was known as the Select Government Portfolio. Prior to May 1, 2001, the Smith Barney Premier Selections All Cap Growth Portfolio was known as the Select Mid Cap Portfolio, the Smith Barney Large Cap Core Portfolio was known as the Select Growth Portfolio, and the Smith Barney Growth and Income Portfolio was known as the Select Growth and Income Portfolio.

   The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

   The Trust may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares;
(v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when a Portfolio determines pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of a Portfolio.

   The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to a Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

   Each shareholder of a Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a Portfolio's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

   Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

   The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

   The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

   The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

   The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

GOVERNMENT PORTFOLIO

   The Government Portfolio now offers two classes of shares--Smith Barney Class A and Salomon Brothers Class B. On May 5, 2003, all outstanding shares of the SB Government Portfolio were designated Class A shares. Accordingly, all references to Government Portfolio shares outstanding prior to that date are now references to

Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares. Class B shares were offered beginning July 22, 2003. Each class of shares of the Government Portfolio represents an interest in the same portfolio of investments. Share certificates will not be issued.

   Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Government Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

                             FINANCIAL STATEMENTS

   The audited financial statements of the Trust (Statement of Assets and Liabilities at October 31, 2003, Statement of Operations for the year ended October 31, 2003, Statements of Changes in Net Assets for the years ended October 31, 2003 and 2002, Financial Highlights for each of the years in the four-year period ended October 31, 2003, Notes to Financial Statements and Independent Auditors' Report) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX A

                 RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

   Aaa--Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

   Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba--Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

   B--Obligations rated B are considered speculative and are subject to high credit risk.

   Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's

   AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.

   A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC, CC, and C--Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   N.R.--An issuer designated "N.R." is not rated.

Fitch Ratings

   AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   P-1--Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor's

   A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3--A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

   Fitch's short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

   F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                  APPENDIX B
              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The Board of Trustees of the Portfolios have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                                                     Rule 497(c)
                                                          File Nos.  33-11716
                                                                     811-05018

                               February 27, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                           SB GROWTH AND INCOME FUND

                      Salomon Brothers Classes of Shares

                               125 Broad Street
                           New York, New York 10004
                                (800) 446-1013

   This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus dated February 27, 2004, as amended or supplemented from time to time, for the Salomon Brothers Class A, B, 2, O and Y shares of SB Growth and Income Fund (the "Fund"), and should be read in conjunction with the Prospectus. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Prospectus may be obtained from your Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into the Prospectus. The Fund is a series of Smith Barney Investment Series (the "Company").

                                   CONTENTS


Management of the Fund....................................................   2
Investment Objectives, Management Policies and Associated Risks...........  13
Additional Risk Factors...................................................  26
Investment Restrictions...................................................  31
Portfolio Transactions....................................................  32
Portfolio Turnover........................................................  34
Additional Purchase Information...........................................  34
Additional Redemption Information.........................................  37
Shareholder Services......................................................  37
Distributor...............................................................  39
Determination of Net Asset Value..........................................  41
Performance Data..........................................................  42
Distributions and Federal Taxes...........................................  44
Additional Information About the Fund.....................................  48
Financial Statements......................................................  50
Appendix A................................................................ A-1
Appendix B--Description of Proxy Voting Policies and Procedures........... B-1

   This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

                            MANAGEMENT OF THE FUND

   The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:

            Name                                        Service
            ----                                        -------
            Citigroup Global Markets Inc.            Distributor
            ("Citigroup Global Markets" or "CGM")

            Smith Barney Fund Management LLC         Manager
            ("SBFM" or the "manager")

            State Street Bank and Trust Company      Custodian

            PFPC Inc.
            ("PFPC" or "Transfer Agent")             Transfer Agent

  Trustees and Officers of the Fund

   The business affairs of the Fund are managed by or under the direction of the Board of Trustees, over two-thirds of whom are not affiliated with the manager.

   The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

   An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates including Citigroup Global Markets described in the table below.

                                                                                          Number of
                                                                                          Investment
                                                                                          Companies
                                                                                          Associated
                                                                                             with
                   Position Held and                                                      Citigroup
                    Length of Time            Principal Occupation During Past 5           Overseen
Name and Age            Served                Years and Other Directorships Held          by Trustee
------------       ----------------- ---------------------------------------------------- ----------
Interested Trustee
R. Jay Gerken*; 52   Chairman,       Managing Director of CGM; Chairman, President           221
                     President and   and Chief Executive Officer of SBFM, Travelers
                     Chief           Investment Adviser, Inc. ("TIA") and Citi Fund
                     Executive       Management Inc. ("CFM"); President and Chief
                     Officer since   Executive Officer of certain mutual funds associated
                     2002            with Citigroup Inc.; formerly, Portfolio Manager of
                                     Smith Barney Allocation Series Inc. (from 1996-
                                     2001) and Smith Barney Growth and Income Fund
                                     (from 1996-2001).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                                                                  Associated
                                                                                                     with
                          Position Held and                                                       Citigroup
                           Length of Time            Principal Occupation During Past 5            Overseen
Name and Age                   Served                Years and Other Directorships Held           by Trustee
------------              ----------------- ----------------------------------------------------- ----------
Non-Interested Trustees
Elliott J. Berv; 60         Trustee since   Board Member, American Identity Corp. (doing              37
                            2001            business as Morpheus Technologies) (biometric
                                            information management) (since 2001; consultant
                                            since 1999); Director, Lapoint Industries (industrial
                                            filter company) (since 2002); Executive Vice
                                            President and Chief Operations Officer, DigiGym
                                            Systems (on-line personal training systems) (since
                                            2001); Consultant, Catalyst (consulting) (since
                                            1984); Director, Alzheimer's Association (New
                                            England Chapter) (since 1998); Chief Executive
                                            Officer, Motocity USA (motorsport racing) (since
                                            2004).

Donald M. Carlton; 66       Trustee since   Director, Temple-Inland (forest products) (since          32
                            1997            2003); Director, American Electric Power Co.
                                            (electric utility) (since 1999); Consultant, URS
                                            Corporation (engineering) (since 1999); Director,
                                            National Instruments Corp. (technology) (since
                                            1994); former Chief Executive Officer, Radian
                                            International L.L.C. (engineering) (1996--1998);
                                            Member of the Management Committee, Signature
                                            Science (research and development) (since 2000);
                                            former Director, Valero Energy (petroleum refining)
                                            (1999--2003).

A. Benton Cocanougher; 65   Trustee since   Interim Chancellor, Texas A&M University System           32
                            1991            (since 2003); former Special Advisor to the
                                            President, Texas A&M University (2002--2003);
                                            former Dean Emeritus and Wiley Professor, Texas
                                            A&M University (2001--2002); former Dean and
                                            Professor of Marketing, College and Graduate
                                            School of Business of Texas A&M University
                                            (1987--2001).

                                                                                                    Number of
                                                                                                    Investment
                                                                                                    Companies
                                                                                                    Associated
                                                                                                       with
                           Position Held and                                                        Citigroup
                            Length of Time             Principal Occupation During Past 5            Overseen
Name and Age                    Served                 Years and Other Directorships Held           by Trustee
------------               ----------------- ------------------------------------------------------ ----------

Mark T. Finn; 60             Trustee since   Adjunct Professor, College of William & Mary               37
                             2001            (since 2002); Principal/Member, Balvan Partners
                                             (investment management) (since 2002); Chairman,
                                             Chief Executive Officer, and Owner, Vantage
                                             Consulting Group, Inc., (investment advisory and
                                             consulting firm) (since 1988); former Vice
                                             Chairman and Chief Operating Officer, Lindner
                                             Asset Management Company (mutual fund
                                             company) (1999--2001); former President and
                                             Director, Delta Financial, Inc. (investment advisory
                                             firm) (1983--1999); former General Partner and
                                             Shareholder, Greenwich Ventures LLC (investment
                                             partnership) (1996--2001); former President,
                                             Secretary, and Owner, Phoenix Trading Co.
                                             (commodity trading advisory firm) (1997--2000).

Stephen Randolph Gross; 56   Trustee since   Director, Andersen Calhoun (assisted living) (since        32
                             1986            1987); Chief Executive Officer, HLB Gross Collins,
                                             PC (accounting firm) (since 1979); Treasurer,
                                             Coventry Limited, Inc. (since 1985); former Treasurer,
                                             Hank Aaron Enterprises (fast food franchise) (1985--
                                             2001); former Managing Director, Fountainhead
                                             Ventures, L.L.C. (consulting) (1998--2003); former
                                             Director, Yu Save, Inc. (internet company)
                                             (1998--2000); former Director, Hotpalm.com, Inc.
                                             (wireless applications) (1998--2000); former Partner,
                                             Capital Investment Advisory Partners (consulting)
                                             (2000--2002); former Director, United Telesis, Inc.
                                             (telecommunications) (1997--2002); former Director,
                                             ebank.com, Inc. (1997--2004); former Secretary,
                                             Carint N.A. (manufacturing) (1998--2002); former
                                             Chief Operating Officer, General Media
                                             Communications, Inc. (March 2003--August 2003).

Diana R. Harrington; 63      Trustee since   Professor, Babson College (since 1993).                    37
                             2001

Susan B. Kerley; 52          Trustee since   Consultant, Strategic Management Advisors, LLC             37
                             2001            (investment consulting) (since 1990); Director,
                                             Eclipse Funds (currently supervises 12 investment
                                             companies in fund complex) (since 1990).

Alan G. Merten; 62           Trustee since   President, George Mason University (since 1996);           32
                             1990            Director, Digital Net Holdings Inc. (since 2003);
                                             former Director, Comshare, Inc. (information
                                             technology) (from 1985--2003).

R. Richardson Pettit; 61     Trustee since   Professor of Finance, University of Houston                32
                             1990            (1977--2002); Independent Consultant (since 1984).

                                                                                               Number of
                                                                                               Investment
                                                                                               Companies
                                                                                               Associated
                                                                                                  with
                        Position Held and                                                      Citigroup
                         Length of Time            Principal Occupation During Past 5           Overseen
Name and Age                 Served                Years and Other Directorships Held          by Trustee
------------            ----------------- ---------------------------------------------------- ----------
Officers

R. Jay Gerken*; 52       Chairman,        Managing Director of CGM; Chairman, President           N/A
                         President and    and Chief Executive Officer of SBFM, TIA and
                         Chief            CFM; President and Chief Executive Officer of
                         Executive        certain mutual funds associated with Citigroup Inc.;
                         Officer since    formerly, Portfolio Manager of Smith Barney
                         2002             Allocation Series Inc. (from 1996-2001) and Smith
                                          Barney Growth and Income Fund (from 1996-2001).

Alan Blake*; 54          Vice President   Managing Director, CGM.                                 N/A
                         and Investment
                         Officer since
                         2001

Michael McElroy*; 38     Vice President   Citigroup Asset Management ("CAM") (since 2000);        N/A
                         and Investment   Director of Quantitative Research and Senior
                         Officer since    Portfolio Manager--US, International and Market-
                         2002             Neutral Accounts; Consultant; Digital Equipment
                                          Corporation; Associate, Intermarket Capital
                                          Associates Ltd.

Roger M. Lavan*; 41      Vice President   Managing Director, CGM.                                 N/A
                         since 2002

Francis L. Mustaro*; 52  Vice President   Managing Director, CGM.                                 N/A
                         since 2002

Michael Kagan*; 44       Vice President   Managing Director, CGM.                                 N/A
                         and Investment
                         Officer since
                         2000

Lawrence Weissman*; 42   Vice President   Managing Director, CGM.                                 N/A
                         and Investment
                         Officer since
                         1999

Kevin Caliendo*; 33      Vice President   Director, CGM (since 2002); Equity analyst and          N/A
                         and Investment   convertible portfolio manager, healthcare, SAC
                         Officer since    Capital Advisors LLC (from 1998 to 2001);
                         2003             Convertible Bond Analyst, Wachovia Securities
                                          (from 1998 to 2001).

Andrew B. Shoup;* 47     Senior Vice      Director of CAM; Senior Vice President and Chief        N/A
                         President        Administrative Officer of mutual funds associated
                         and Chief        with Citigroup; Treasurer of certain mutual funds
                         Administrative   associated with Citigroup (since 2004); Head of
                         Officer since    International Funds Administration of CAM (from
                         2003             2001 to 2003); Director of Global Funds
                                          Administration of CAM (from 2000 to 2001); Head
                                          of U.S. Citibank Funds Administration of CAM
                                          (from 1998 to 2000).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                                                                  Associated
                                                                                                     with
                        Position Held and                                                         Citigroup
                         Length of Time             Principal Occupation During Past 5             Overseen
Name and Age                 Served                 Years and Other Directorships Held            by Trustee
------------            ----------------- ------------------------------------------------------- ----------

Timothy Woods*; 42       Vice President   Managing Director, CGM (since 1999); former                N/A
                         and Investment   Portfolio Manager, Banker's Trust.
                         Officer since
                         2001

Richard Peteka*; 41      Chief Financial  Director of CGM; Chief Financial Officer and               N/A
                         Officer and      Treasurer of certain Smith Barney Mutual Funds;
                         Treasurer since  formerly Director and Head of Internal Control for
                         2002             Citigroup Asset Management U.S. Mutual Fund
                                          Administration (1999--2002); Vice President, Head
                                          of Mutual Fund Administration and Treasurer at
                                          Oppenheimer Capital (1996--1999).

Kaprel Ozsolak*; 37      Controller       Vice President of CGM.                                     N/A
                         since 2002

Andrew Beagley*; 41      Chief Anti-      Director, CGM (since 2000); Director of Compliance,        N/A
                         Money            North America, CAM (since 2000); Chief Anti-Money
                         Laundering       Laundering Compliance Officer of mutual funds
                         Compliance       associated with Citigroup Inc.; Director of Compliance,
                         Officer since    Europe, the Middle East and Africa, CAM (1999--
                         2002             2000); Compliance Officer, Salomon Brothers Asset
                                          Management Limited, Smith Barney Global Capital
                                          Management Inc., Salomon Brothers Asset
                                          Management Asia Pacific Limited (1997--1999).

Marianne Motley*; 44     Assistant        Director, Mutual Fund Administration for CGM               N/A
                         Treasurer since  (since 1994); Assistant Treasurer of certain mutual
                         2000             funds associated with Citigroup.

Robert I. Frenkel*; 49   Chief Legal      Managing Director and General Counsel of Global            N/A
                         Officer since    Mutual Funds for CAM (since 1994); Secretary of
                         2003 and         CFM and Secretary of certain mutual funds
                         Secretary since  associated with Citigroup; Chief Legal Officer of
                         2000             mutual funds associated with Citigroup Inc.

Thomas C. Mandia*; 41    Assistant        Director and Deputy General Counsel, CAM (since            N/A
                         Secretary since  1992); Assistant Secretary of certain mutual funds
                         2000             associated with Citigroup Inc.

Rosemary D. Emmens*; 34  Assistant        Director and Associate General Counsel, CAM                N/A
                         Secretary since  (since 1998); Assistant Secretary of certain mutual
                         2000             funds associated with Citigroup Inc.

Harris C. Goldblat*; 34  Assistant        Director and Associate General Counsel, CAM (since         N/A
                         Secretary since  2000); Assistant Secretary of certain mutual funds
                         2000             associated with Citigroup Inc.; Associate, Stroock &
                                          Stroock & Lavan LLP (from 1997 to 2000).

                                                                                         Number of
                                                                                         Investment
                                                                                         Companies
                                                                                         Associated
                                                                                            with
                    Position Held and                                                    Citigroup
                     Length of Time           Principal Occupation During Past 5          Overseen
Name and Age             Served               Years and Other Directorships Held         by Trustee
------------        ----------------- -------------------------------------------------- ----------

Wendy Setnicka*; 37    Assistant      Vice President, CGM (since 2002); Assistant Vice      N/A
                       Controller     President (1998-2002).
                       since 2002

Steven Frank*; 35      Assistant      Vice President, CGM (since 2001); Assistant Vice      N/A
                       Controller     President, Citigroup Asset Management (1996-2001).
                       since 2001

   The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

   The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Fund's independent auditors to its manager and any affiliated service providers if the engagement related directly to the Fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

   The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Fund are members of the Governance Committee. The Governance Committee met 4 times during the Fund's last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2003:

                                                              Aggregate Dollar
                                                               Range of Equity
                                                              Securities in All
                                              Dollar Range  Investment Companies
                                                of Equity      Associated with
                                              Securities in Citigroup Overseen by
Name of Trustee                                 the Fund         the Trustee
---------------                               ------------- ---------------------
Interested Trustee
R. Jay Gerken................................ over $100,000     over $100,000
Non-Interested Trustees
Elliott J. Berv..............................     None         $10,001-$50,000
Donald M. Carlton............................     None          over $100,000
A. Benton Cocanougher........................   $1-10,000        $1-$10,000
Mark T. Finn.................................     None           $1-$10,000
Stephen Randolph Gross.......................     None              None
Diana R. Harrington..........................     None           $1-$10,000
Susan B. Kerley..............................     None           $1-$10,000
Alan G. Merten...............................     None           $1-$10,000
R. Richardson Pettit.........................     None         $10,000-$50,001

   None of the disinterested Trustees or their family members had any interest in the manager, Citigroup Global Markets, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Citigroup Global Markets as of December 31, 2003.

   Information regarding compensation paid to the Trustees of the Company for the fiscal year ended October 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

   Each Fund in the Fund's complex pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employee of the manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Fund will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

  Trustees Compensation Table

                                               Pension or
                                               Retirement          Total
                                                Benefits        Compensation
                                 Aggregate    Paid as Part     from Fund and         Number of Funds in
                               Compensation     of Fund         Fund Complex            Fund Complex
Trustee                        from Fund/(1)/ Expenses/(1)/ Paid to Trustees/(3)/ Served by Trustee/(3)(4)/
-------                        -------------  ------------  --------------------  ------------------------
Interested Trustee
R. Jay Gerken.................     $  0           None            $     0                   221
Non-Interested Trustees
Elliott J. Berv...............      802           None             70,000                    37
Donald M. Carlton.............      831           None             70,000                    32
A. Benton Cocanougher.........      912           None             70,100                    32
Mark T. Finn..................      876           None             72,500                    37
Stephen Randolph Gross........      813           None             72,500                    32
Diana R. Harrington...........      799           None             72,500                    37
Susan B. Kerley...............      802           None             72,500                    37
Alan G. Merten................      781           None             70,000                    32
C. Oscar Morong, Jr./(2)/.....      802           None             90,500                    37
R. Richardson Pettit..........      833           None             72,500                    32
Walter E. Robb, III/(2)/......      816           None             72,500                    37

--------
/(1) /Information is for the fiscal year ended October 31, 2003.
/(2) /Messrs. Morong and Robb retired as Trustees of the fund as of December
     31, 2003.
/(3) /Information is for the calendar year ended December 31, 2003.
/(4)/ Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

   The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

   The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

         Average                       Years of Service
     Compensation in -----------------------------------------------------
        Last Year       5        6        7        8        9     10 Years
       of Service     Years    Years    Years    Years    Years   or More
     --------------- -------- -------- -------- -------- -------- --------
        $ 50,000     $125,000 $150,000 $175,000 $200,000 $225,000 $250,000
        $ 60,000     $150,000 $180,000 $210,000 $240,000 $270,000 $300,000
        $ 70,000     $175,000 $210,000 $245,000 $280,000 $315,000 $350,000
        $ 80,000     $200,000 $240,000 $280,000 $320,000 $360,000 $400,000
        $ 90,000     $225,000 $270,000 $315,000 $360,000 $405,000 $450,000
        $100,000     $250,000 $300,000 $350,000 $400,000 $450,000 $500,000

   Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2003, former Trustees of the Company received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2003 fiscal year were $118,014. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

   Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

   The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

   The Declaration of Trust of the Company further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Company, a committee charter or a Company policy statement),
(ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

   As of February 2, 2004 the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of the Fund.

   As of February 2, 2004 to the best knowledge of the Fund, the following shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Class                    Percent            Name                     Address
-----                    ------- --------------------------- ------------------------
Salomon Brothers Class A   100%  UBS Financial Services Inc. James E. Fornero
                                                             Fornero TTEES FBO
                                                             The Fornero Family Trust
                                                             620 W. Hill
                                                             Fullerton, CA 92832

Salomon Brothers Class B   100%  William Zorovich            9 W. Orlando Street
                                                             Massapequa, NY 11758

Salomon Brothers Class 2   100%  William Zorovich            9 W. Orlando Street
                                                             Massapequa, NY 11758

Salomon Brothers Class O   N/A   N/A                         N/A

Investment Manager

   Smith Barney Fund Management LLC (the "manager") manages the assets of the Fund pursuant to an investment management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Company may determine, the manager manages the securities of the Fund and makes investment decisions for the Fund. In addition, the manager provides certain administrative services to the Fund under the Management Agreement.

   The manager is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services.

   The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers, and that the manager may render services to others.

   The manager provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's independent contractors and agents; and arranging for the maintenance of books and records of the Fund. Trustees, officers and shareholders in the Fund are or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Fund.

   Unless otherwise terminated, the Management Agreement will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

   The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940
Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

   In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   For its services under the Management Agreement, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. The manager may reimburse the Fund for, or waive, all or any portion of its management fees.

   For the fiscal years ended October 31, 2001, 2002 and 2003 the Fund paid $9,997,622, $8,114,883, and $6,685,331 respectively, as advisory fees.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the code of ethics of the Fund, the manager, and the principal underwriters is on file with the Securities and Exchange Commission ("SEC").

Proxy Voting Guidelines & Procedures

   Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.

        INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

   The Prospectus discusses the investment objectives of the Fund and the policies it employs to achieve such objectives. This section contains a discussion of the Fund's investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of the Fund's investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. The Fund may engage in these and any other practices not prohibited by its investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see "Additional Risk Factors" below.

   The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

   The Fund seeks reasonable growth and income. The Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

   The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Equity Securities

   Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

   Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

   Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See "Preferred Stocks and Convertible Securities" below.

   Preferred Stocks and Convertible Securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

   Warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs. Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. The Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Fund invests in REITs.

Fixed Income Securities

   Corporate Debt Obligations. The Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

   U.S. Government Securities. The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

   Short-Term Investments. In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund's investment objective may not be achieved.

   Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

   Commercial Bank Obligations. The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Derivative Contracts

   Writing Covered Call and Put Options. The Fund may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When the Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security or currency at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

   The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund's loss could be unlimited.

   Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

   In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

   Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

   Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The use of options by the Fund may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

   Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

   Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

   Futures Contracts. The Fund may enter into interest rate or currency Futures Contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   The Fund is not regulated as a "commodity pool" for purposes of the Commodity Exchange Act regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

   New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

   Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid securities equal to the amount of the Fund's obligations.

   OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation ("OCC")-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

   In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

   Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

   Securities of Foreign Issuers. The Fund may invest up to 20% of its assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

   The Fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

   ADRs, EDRs and GDRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. The Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

   With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

   The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

   A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see "Additional Risk Factors--Securities of Developing/Emerging Markets Countries" below.

   ETFs or Exchange Traded Funds. The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

   Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restriction, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

   Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. The Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

   Short Sales. The Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

   Leverage. The Fund may borrow from banks on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as "leverage." Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund will not lend its portfolio securities to Citigroup Global Markets or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, cash equivalents, or U.S. government securities in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Citigroup Global Markets, and which is acting as a "finder".

   In return for lending its securities, the Fund would receive either a fee from the borrower, in the event of a loan secured by government securities, or the earnings on its investment of cash collateral, less a rebate paid to the borrower. In either case, a fee is also paid to a lending agent. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk. In addition, the Fund could lose money if its investment of cash collateral results in a loss.

   When-Issued Securities. The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

                            ADDITIONAL RISK FACTORS

   The Prospectus and the "INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS" section of this Statement of Additional Information discusses certain of the risk factors associated with the investment policies and strategies employed by the Fund. The following discussion supplements these descriptions of risk factors.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Fund may be quite volatile.

   Fixed Income Securities. Investments in fixed income securities may subject the Fund to risks, including the following:

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Income Risk.  When interest rates decline, the Fund's income may decline.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

   Lower Rated and Below Investment Grade Fixed Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an "NRSRO"), such as those rated

BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of the Fund's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

   The following are the principal risks associated with derivative instruments. Please also see the description in the "INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS" section of this Statement of Additional Information of certain derivative instruments in which the Fund might invest for more information about those instruments and the risks on investing in them.

      Leverage and associated price volatility: The use of certain derivatives may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund's investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Fund's gain or loss from an investment in much the same way that incurring indebtedness does.

      Credit risk: Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

   Special Risks of Using Futures Contracts and Options on Futures
Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

   In order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

   In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager's opinion, the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

   Economic and Monetary Union (EMU). Fifteen European countries participate in the European and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

   Portfolio Turnover. The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions the Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see "Portfolio Turnover" below).

   Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

   The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global

Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other funds).

   Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

   The Fund may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

      (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

      (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

      (7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

   The Fund has also adopted the following nonfundamental investment restriction that may be changed by the Company's Board of Trustees at any time. Accordingly, the Fund may not:

   invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books).

   If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                            PORTFOLIO TRANSACTIONS

   The manager is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Fund may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

   For the fiscal year ended October 31, 2003, the Fund's directed brokerage transactions and commissions paid for research-related services as follows:

Total Dollar Amount Of Brokerage Transactions Total Dollar Amount of Brokerage Commissions
Related To Research Services                  Paid on Transactions Related To Research Services
--------------------------------------------- -------------------------------------------------
               $45,263,612.67                                     $110,339

   Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services.

While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

   To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Fund or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Fund.

   The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Fund. In the opinion of the manager, the benefits from research services to the Fund and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

   The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

   The following table summarizes for the Fund the total brokerage commissions paid.

                Fiscal Year Ended October 31
                ----------------------------
                2003................................ $2,571,247
                2002................................ $2,148,439
                2001................................ $2,139,394

   The Fund may from time to time place brokerage transactions with the Fund's distributor, Citigroup Global Markets, or through other brokers that may be considered affiliated persons of the manager or the distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

   The Fund paid the following commissions to affiliated brokers during the periods shown:

                                                          Citigroup
                                                           Global
                                                           Markets
                                                          ---------
            Fiscal Year 2003 Commissions................. $      0
            Fiscal Year 2002 Commissions................. $ 48,378
            Fiscal Year 2001 Commissions................. $259,619

   During the fiscal year ended October 31, 2003, 0% of the Fund's aggregate brokerage commissions (as discussed in the above two tables) were paid to Citigroup Global Markets, and 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Citigroup Global Markets.

   During the fiscal year ended October 31, 2003, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2003:

           Broker-Dealer       Value of Securities as of October 31, 2003
           -------------       ------------------------------------------
      The Goldman Sachs Group                 $16,639,080
      J.P. Morgan Chase & Co.                  10,554,600
      Merrill Lynch & Co. Inc.                 16,108,320

                              PORTFOLIO TURNOVER

   For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

   For the fiscal years ended October 31, 2003 and 2002 the Fund had a portfolio turnover rate of 63% and 44%, respectively.

   Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

   The manager manages a number of private investment accounts on a discretionary basis and it is not bound by the recommendations of the Citigroup Global Markets research department in managing the Fund.

                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

   Orders for the purchase of the Fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m. New York time) on any day that the Fund calculates its net asset value and is transmitted in a timely manner to the Transfer Agent will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

   Set forth below is an example of the method of computing the offering price of the Salomon Brothers Class A shares of the Fund. The example assumes a purchase on October 31, 2003 of Salomon Brothers Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

Net Asset Value per share of the Fund............................................... $13.52
Per Share Sales Charge--5.75% of public offering price (6.10% of net asset value per share)............................................................................ $ 0.82
Per Share Offering Price to the Public.............................................. $14.34

   Share certificates will not be issued.

Salomon Brothers Class A Shares

   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.

   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

   Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the Fund's portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares of the Fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the Fund's Salomon Brothers Class A shares. To the extent a purchase of Class A Shares is not subject to an initial sales charge, but is subject to a deferred sales charge, the distributor pays up to 1% of the purchase price of these sales to broker dealers.

   Right of Accumulation.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Salomon Brothers Class A shares, apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Class A shares of all Salomon Brothers funds and Salomon Brothers shares of SB funds, excluding holdings in Class A shares and shares purchased or held in the Salomon Brothers Cash Management Fund and/or the Salomon Brothers New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

   Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may also establish a total investment goal in shares of the Fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds (excluding Class A shares purchased or held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the Fund, the Transfer Agent or eligible securities dealers.

  Initial Sales Charge--Salomon Brothers Class A

   The following table shows the aggregate dollar amount of initial sales charges on Salomon Brothers Class A shares and amounts retained by Citigroup Global Markets during the fiscal year ended October 31, 2003.

                                          Initial Sales Charge
                                          --------------------
                 Salomon Brothers Class A        $1,400

   There were no initial sales charges paid for Salomon Brothers Class 2 shares since none were outstanding as of October 31, 2003.

  Deferred Sales Charges--Salomon Brothers Class A

   For the year ended October 31, 2003, the aggregate dollar amount of deferred sales charges retained by Citigroup Global Markets for each class were approximately:

                                          Deferred Sales Charge
                                          ---------------------
                 Salomon Brothers Class A          $0

   There were no deferred sales charges paid for Salomon Brothers Class B shares and Salomon Brothers Class 2 shares since none were outstanding as of October 31, 2003.

                       ADDITIONAL REDEMPTION INFORMATION

   If the Board of Trustees of the Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

   Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

   The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

                             SHAREHOLDER SERVICES

   Exchange Privilege. Shareholders may exchange all or part of their Salomon Brothers shares for shares of the same class of the Salomon Brothers funds or Salomon Brothers classes of the other SB funds, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

   The exchange privilege enables shareholders of the Fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

   The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers funds and other SB funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

   During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Automatic Withdrawal Plan. With respect to the Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of the Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the Fund or PFPC upon written notice.

   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of the Fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

   Self Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

   Individual Retirement Accounts. The Fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other Salomon Brothers mutual funds.

   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

   For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                  DISTRIBUTOR

   The Fund offers its shares on a continuous basis. Citigroup Global Markets (formerly known as Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, serve as the Fund's distributors on a best efforts basis pursuant to separate distribution agreements. Citigroup Global Markets is an affiliate of the Fund's manager. PFS Distributors, Inc. is the distributor only on certain share classes of the Fund, none of which are offered through this Statement of Additional Information.

   Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of the Fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the Fund pursuant to the Rule (the

"Plans"). The Board of Trustees of the Fund has determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

Distribution Fees

   Each Salomon Brothers class described in this SAI (other than Salomon Brothers Class 0 and Salomon Brothers Class Y) of the Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan" as applicable and collectively, the "Plans") adopted pursuant to the Rule to pay Citigroup Global Markets an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares of the Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the Fund, Citigroup Global Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

   The service fees are used for servicing shareholder accounts, including payments by Citigroup Global Markets to selected securities dealers. The distribution fees are paid to Citigroup Global Markets to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.

   The expenses incurred in connection with these activities include: costs of printing and distributing the Fund's Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Citigroup Global Markets' initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Citigroup Global Markets may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a "trail fee") with respect to accounts that dealers continue to service.

   For the period October 3, 2003 (commencement of operations) through October 31, 2003, the fees incurred under the Fund's Salomon Brothers Class A Plan were $5.

   As of the fiscal year ended October 31, 2003, no fees were incurred under the Salomon Brothers Class B Plan and Salomon Brothers Class 2 Plan because there were no Salomon Brothers Class B or Salomon Brothers Class 2 outstanding.

   With respect to Salomon Brothers Class B shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class 2 Shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 1.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

   Sales personnel of broker/dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Citigroup Global Markets and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

   The Plans provide that Citigroup Global Markets may make payments to assist in the distribution of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Citigroup Global Markets may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Citigroup Global Markets under the Plans and payments by Citigroup Global Markets to selected securities dealers are payable without regard to actual expenses incurred.

   Citigroup Global Markets may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, Citigroup Global Markets may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Citigroup Global Markets, any applicable Plan payments or Citigroup Global Markets' other resources. Other than Plan payments, the Fund does not bear distribution expenses.

   A quarterly report of the amounts expended with respect to the Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board of Trustees for its review. The Trustees in the exercise of their business judgement made in the best interests of the shareholders of the Fund and each class have approved the continuation of the Service Plans. In addition, each Plan provides that it may not be amended with respect to any class of shares of the Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board of Trustees and by the Trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the voting power of the shares of the Fund or class, as the case may be.

                       DETERMINATION OF NET ASSET VALUE

   The assets attributable to the shares of each class of the Fund reflect the value of separate interests in a single portfolio of securities. The net asset value of each class will be determined separately for each share class by subtracting the expenses and liabilities allocated to that class. The net asset value of the shares of the Fund is determined at 4:00 p.m., Eastern time (or at the close of the NYSE, if earlier) on each business day on which the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

   The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the NASDAQ National Market System or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price. Options on stocks, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

   The trading of securities on most foreign exchanges and over-the-counter-markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

   U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

   When, in the judgment of a pricing service used by the Fund, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the service from dealers in such securities). Other investments are carried at fair value as determined by the pricing service, based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the pricing service would be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

                               PERFORMANCE DATA

   From time to time the Fund may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for each class of shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   The manager may waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

Yield

   The Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c x d))] + 1)/6/ -1], where

           a   =   dividends and interest earned during the period
           b   =   expenses accrued for the period (net of
                   reimbursements)
           c   =   the average daily number of shares outstanding
                   during the period that were entitled to receive
                   dividends
           d   =   the maximum offering price per share on the last
                   day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

  P =   a hypothetical initial payment of $ 1,000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a Hypothetical $ 1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
        (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total return (computed in the manner described in the Prospectus) for the Fund's Smith Barney classes of shares is shown in the tables below. The Smith Barney shares are offered through a separate Prospectus and Statement of Additional Information. The calculations below have been adjusted for the different sales charges currently payable with respect to each class. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.

  Average Annual Total Return--Fiscal Year Ended October 31, 2003

                                             Since   Inception
                 Class of Shares           Inception   Date
                 ---------------           --------- ---------
                 Salomon Brothers Class A*   3.21%    10/2/03

--------
* Salomon Brothers Class A shares were not outstanding for the full fiscal year. Performance for Salomon Brothers Class B, 2, O and Y shares is not provided since these classes are not outstanding.

   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

  Average Annual Total Return (After Taxes on Distributions)

P(1+T)/n/ = ATV\\D\\

   Where: P        =   a hypothetical initial payment of $1,000.
          T        =   average annual total return (after taxes on distributions)
          n        =   number of years
          ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

  Average Annual Total Return (After Taxes on Distributions and Redemption)

P(1+T)/n/ = ATV\\DR\\

   Where: P         =   a hypothetical initial payment of $1,000
          T         =   average total return (after taxes on distributions and redemption)
          n         =   number of years
          ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption

   The Fund may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and (c) that Uniform Gifts or Transfers to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

                        DISTRIBUTIONS AND FEDERAL TAXES

   The Fund declares and pays dividends quarterly. The Fund makes capital gain distributions annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of Fund

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. So long as the Fund so qualifies, it will not be subject to federal income tax on amounts paid by it as dividends and distributions to shareholders in compliance with the Code's timing and other requirements. If the Fund were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for income dividends or capital gain distributions paid to shareholders) would be subject to tax at corporate rates. The Fund will be subject to a nondeductible, 4% federal excise tax if it fails to meet certain distribution requirements with respect to each calendar year, generally applicable to its ordinary (taxable) income for that year and the excess of its capital gains over its capital losses for the one-year period ended on October 31 of that year. The Fund intends generally to make distributions sufficient to avoid or minimize any liability for the excise tax. The Fund expects to be treated as a separate entity for purposes of determining its federal tax treatment.

   Dividends or other income (including, in some cases, capital gains) received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Taxation of Shareholders

   Tax Treatment of Distributions. Dividends from ordinary income, and any distributions from net short term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions from net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) whether paid in cash or additional shares are taxable as long-term capital gains, regardless of how long the shareholder has held Fund shares. Dividends and capital gain distributions may also be subject to state and local taxes. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

   For federal income tax purposes, dividends declared by the Fund in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they are declared. These dividends will be taxable to shareholders as if actually received on December 31 rather than in the year in which shareholders actually receive the dividends.

   All Fund distributions will reduce the net asset value of the Fund shares. Investors may therefore wish to avoid purchasing Fund shares shortly before an anticipated dividend or capital gain distribution in order to avoid being taxed on a distribution that is economically a return of a portion of the purchase price.

   Dividends-Received Deduction. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

   Disposition of Shares. Any sale, exchange or redemption of shares (including periodic withdrawals under the automatic cash withdrawal plan) generally represents a taxable event. Depending on the purchase price and sale price of the shares sold, exchanged or redeemed, there may be a gain or loss on the transaction. Gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year at the time of the sale, exchange or redemption, and otherwise generally will be short-term capital gain or loss. Any loss on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends paid on such shares.

   If shares of the Fund purchased subject to a sales charge are sold or exchanged within 90 days of acquisition, and shares of the same or another fund are acquired at a reduced (or no) sales charge because of the sales charge imposed on the prior purchase, then to the extent the sales charge on the subsequent shares is so reduced or waived, the sales charge incurred on the initial purchase may not be used to determine the basis in the shares disposed of for purposes of determining tax gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the disposition of the initial shares, it is includable in the basis of the subsequent shares acquired. Additionally, any loss realized on a redemption or exchange of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period beginning 30 days before and ending 30 days after such disposition, including pursuant to reinvestment of dividends in Fund shares.

   Taxation of Non-U.S. Persons. Dividends and certain other payments to shareholders who are neither citizens nor residents of the United States nor U.S. entities may be subject to a United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

   Back-up Withholding. The Fund is required to withhold and remit to the United States Treasury a percentage of taxable dividends, redemption proceeds and certain other payments made to any shareholder (including a shareholder who is neither a citizen nor resident of the United States) who does not furnish the Fund with required information and certifications or who is otherwise subject to back-up withholding. This back-up withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Back-up withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

   Special Tax Rules Affecting Investments. The Code includes special rules applicable to certain listed options (excluding equity options as defined in the Code), futures contracts, and options on futures contracts that the Fund may write, purchase or sell. Such options and contracts are generally classified as Section 1256 contracts. The character of gain or loss resulting from the sale, disposition or other termination of Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value, or "marked to market," on the last day of such fiscal year for federal income tax purposes.

   Over-the-counter options, equity options, and certain other options or future contracts are not classified as Section 1256 contracts and are not therefore, subject to the treatment described above. Any gains or losses from transactions in over-the-counter options generally constitute short-term capital gains or losses. If a Fund exercises over-the-counter call or put options, the gain or loss realized on the sale of the underlying securities will be long-term if the securities have been held for more than one year and otherwise as a short-term capital gain or loss. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

   Certain transactions in options, futures contracts, or options on futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain conditions are met.

   The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

   The Code provides certain elections for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. No determination has been reached to make any of these elections.

   The effect of the tax rules described above with respect to options and futures contracts may be to change the amount, timing and character of the Fund's income, gains and losses and therefore of its distributions to shareholders.

   These rules also generally apply to options, futures and forward contracts relating to foreign currency, except that (1) options, futures and forward contracts on certain foreign currencies are not governed by Section 1256, (2) gains and losses on foreign currency forward contracts are generally treated as ordinary income and losses, and (3) gains and losses on the Fund's foreign currency options and futures contracts that are not governed by Section 1256, if any, are generally treated as ordinary income and loss.

   Additionally, under the Code gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are treated as ordinary income or loss.

   If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such PFIC or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the distribution requirements referred to above. If the Fund is able and elects to treat a PFIC as a "qualified electing fund" ( a "QEF election"), in lieu of the treatment described above, the Fund will be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Fund. In the absence of a QEF election, the Fund generally should be able to make an alternative election to mark to market annually its investments in PFICs, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.

   The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to PFICs, partnerships or trusts in which the Fund invests or to certain options, futures, forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so, thereby potentially generating additional taxable gain, or borrowing the necessary cash, thereby incurring interest expenses.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and no attempt is made to describe special tax rules that may be applicable to certain categories of shareholders, such as tax-exempt or tax-deferred entities or retirement plans, insurance companies, and financial institutions. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                     ADDITIONAL INFORMATION ABOUT THE FUND

Transfer Agent


   PFPC Inc., P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent and shareholder services agent of the Fund's Salomon Brothers classes of shares.

Custodian

   Securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Counsel

   Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

Independent Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund's independent auditors to examine and report on the Fund's financial statements and highlights for the fiscal year ending October 31, 2004.

Shareholder and Trustee Responsibility

   The Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

   The Company's Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

   The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. The Fund is a series of the Company. Prior to May 9, 2003, the Fund was known as the Smith Barney Growth and Income Fund. Prior to September 11, 2000, the Fund was known as the Growth and Income Fund.

   The Company's Declaration of Trust permits the Company's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

   The Company may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so or to provide data sufficient to verify such information, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Fund determine pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

   The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

   Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of the Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company's Declaration of Trust.

   The Company's Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

   The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

   The Company's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

   The Company's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                             FINANCIAL STATEMENTS

   Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent accountants. The audited financial statements of the Fund (Statement of Assets and Liabilities at October 31, 2003, Statement of Operations for the year ended October 31, 2003, Statements of Changes in Net Assets for the years ended October 31, 2003 and 2002, Financial Highlights for each of the years in the four-year period ended October 31, 2003, Notes to Financial Statements and Independent Auditors' Report) each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX A

                 RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

   Aaa--Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

   Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba--Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

   B--Obligations rated B are considered speculative and are subject to high credit risk.

   Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's

   AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.

   A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC, CC, and C--Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   N.R.--An issuer designated "N.R." is not rated.

Fitch Ratings

   AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   P-1--Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor's

   A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3--A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

   Fitch's short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

   F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                  APPENDIX B
              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      B-2